united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst Enhanced Income Strategy Fund
(EIXAX, EIXCX, EIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/CIFC Floating Rate Income Fund
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst/Stone Beach Income Opportunity Fund
(IOXAX, IOXCX, IOXIX)

June 30, 2020

Mutual Fund Series Trust

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds’ at 1-866-447-4228. Your election to receive reports in paper will apply to all Funds held within the Fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Investment Review	Page 1

Portfolios of Investments	Page 37

Statements of Assets and Liabilities	Page 56

Statements of Operations	Page 57

Statements of Changes in Net Assets	Page 58

Financial Highlights	Page 61

Notes to Financial Statements	Page 75

Auditors Opinion	Page 92

Supplemental Information	Page 94

Trustees Table	Page 112

Expense Example	Page 115

Privacy Notice	Page 116

June 30, 2020

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

(Unaudited)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. During times of economic uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who understand their company’s credit situation the best. During the first half of 2020 we witnessed a substantial spike in corporate insider buying activity as well-informed executives took advantage of stock price declines following the dramatic market sell-off. We also witnessed dramatic pricing imbalances in the corporate bond market which allowed active bond managers to take advantage of indiscriminate sellers. The COVID-19 outbreak has created a compelling opportunity for the Fund, and we are very optimistic for the year ahead.

We are happy to report that as of June 30, 2020, the Catalyst Insider Income Fund (IIXIX) has returned +2.90% over the trailing year. The continued relative outperformance during the trailing three-year period has allowed the Fund to maintain its Morningstar 5-star rating on the three-year performance, out of 510 funds in the Morningstar Short-Term Bond category, for the period ending June 30, 2020 based on risk adjusted returns. For the three-year period, IIXIX generated annualized returns of +3.68%, significantly outpacing the Morningstar Short-Term Bond category returns of +2.59% and Bloomberg Barclays 1-3 Yr US Govt/Credit Index returns of +4.20%.

During the past year, the Fund held a number of positions in what we consider ideal bonds; bonds that are short duration, where the executives are purchasing the firm’s common stock, and the company has what we believe to be very high-quality credit fundamentals. By using the insider buying signal as the first step in our credit evaluation process, we have identified a number of bonds that we believe have been overlooked by the market and possess superior yields to bonds of comparable credit fundamentals. We believe that the market has a general overreliance on the credit rating agencies when it comes to evaluating the riskiness of corporate debt. Events that impact a company’s creditworthiness happen in real-time whereas credit updates from the credit ratings agencies happen sporadically at best. We believe this provides us with opportunities to identify undervalued bonds of companies with very high-quality credit fundamentals before the market does.

A good example of this is Steel Dynamics Inc (STLD) which appeared on our radar in 2019 following significant insider buying of the company’s stock by multiple executives. We favor overcapitalized companies, and Steel Dynamics possessed a balance sheet that we gravitate to; one which we would consider a fortress balance sheet as the company had current assets of $4,032.7 billion compared to total liabilities of only $3,816.3 billion (as reported Q4 2018). What we found particularly compelling was the company’s bonds due in 2021 had a yield to maturity of 4.74%. We believe the attractive yield of these bonds was due to the market overestimating the credit risk of the company because Steel Dynamics had a high yield credit rating of BB+ issued by Standard & Poor’s in 2014. In our opinion, this did not reflect the current credit fundamentals. Because credit ratings tend to be a reflection of the credit ratings agencies’ opinions regarding a company’s longer-term credit worthiness, they do not necessarily properly represent a company’s ability to remain solvent in the near-term, which creates a dislocation between the market overestimating the credit risk associated with the company’s near-term debt maturities. We began buying these Steel Dynamics bonds in July 2019, and, by October, Standard and Poor’s upgraded their rating to BBB-. Whenever we can identify companies with a compelling yield, solid balance sheet and insider buying, it sparks our interest.

(Unaudited)

The Fund’s total returns for the fiscal year through 06/30/20 and since inception through 06/30/20 as compared to the Barclays 1-3 Yr US Govt/Credit Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/20)	(07/29/14) (2)
Class A	2.72%	1.41%
Class C	1.84%	0.69%
Class I	2.90%	1.69%
Bloomberg Barclays 1-3 Yr US Govt/Credit Index (1)	4.20%	1.94%
Class A with Sales Charge	-2.20%	0.58%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Outlook and Summary

After an extremely turbulent first half of 2020, the corporate bond market has largely stabilized. A major factor has been the Federal Reserve’s pledge to flood the U.S. with trillions of dollars of rescue lending and bond purchases. The drastic pricing imbalances that were present in March are dissipating as buyers, including the Federal Reserve, come back into the market. We are encouraged by the resiliency of the Catalyst Insider Income Fund (IIXIX) as it quickly recovered from the drawdown experienced during March; however, we believe there is significant upside remaining in the portfolio. First, the portfolio is undervalued in our opinion as prices are still normalizing for some of the bonds we purchased at a discount during the middle of the market turbulence. We believe in the credit quality of all our positions and are happy to hold positions until maturity to get paid par. Additionally, short-maturity corporate bond funds like the Catalyst Insider Income Fund are direct benefactors of the Federal Reserve’s “Secondary Market Corporate Credit Facility” program (SMCCF), which allows the Fed to purchase up to $250 Billion of corporate bonds that mature within 5 years. We continue to favor our highest conviction positions and believe that well capitalized companies whose executives are buying the company’s stock provide a compelling risk-reward investment opportunity. As of 6/30/2020, the Fund maintains an average weighted yield to maturity of 5.58% with a duration of 2.23.

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley

Co-Portfolio Managers

(Unaudited)

Performance (%): Ending June 30, 2020
Annualized if greater than a year

					Since
Share Class/Benchmark	YTD	1 Year	3 Years	5 Years	Inception*
Class I	0.96	2.90	3.68	2.44	1.69
Class A	0.90	2.72	3.35	2.15	1.41
Class C	0.50	1.84	2.66	1.43	0.69
Bloomberg Barclays 1-3 Year US Govt/Credit Index	2.88	4.20	2.87	2.11	1.94
Class A w/ Sales Charge	-3.92	-2.20	1.69	1.15	0.58

*	Inception: 07/29/2014

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Gross expenses were 2.05%, 2.80%, and 1.80% for Class A, C, and I shares respectively. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Important Risk Information

Investors should carefully consider the investment objectives, risks, charges and expenses of the Catalyst Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-866-447-4228 or at www.CatalystMF.com. The prospectus should be read carefully before investing. The Catalyst Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Catalyst Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. The Fund may invest in lower-quality, non-investment grade bonds. Non-investment grade corporate bonds are those rated Ba or lower by Moody’s or BB or lower by S&P (also known as “junk” bonds). Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. These factors may affect the value of your investment.

(1)	The Bloomberg Barclays 1-3 Yr Gov/Credit Index is a broad-based benchmark that measures the non-securitized component of the Barclays U.S. Aggregate Bond Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with 1 to 3 years to maturity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Bloomberg Barclays 1-3 Yr Gov/Credit Index.

(Unaudited)

(2)	Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4888-NLD-8/17/2020

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	2.72%	2.15%	1.41%
Class A with load	-2.20%	1.15%	0.58%
Class C	1.84%	1.43%	0.69%
Class I	2.90%	2.44%	1.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index(a)	4.20%	2.11%	1.94%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	8.74%	4.30%	3.92%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, supplemented April 29, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.05% for Class A, 2.80% for Class C and 1.80% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Investors cannot invest direct in an index.

(b)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fix-rated taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest direct in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	29.6%
Retail	14.2%
Internet	9.6%
Healthcare-Services	8.5%
Software	6.3%
Diversified Financial Services	5.8%
Semiconductors	4.9%
Computers	4.8%
Bank	4.7%
Aerospace/Defense	4.3%
Other/Cash & Equivalents	7.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Enhanced Income Strategy Fund (EIXAX, EIXCX, EIXIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Enhanced Income Strategy Fund seeks to generate current income via investments in structured credit, predominantly investing in non-agency residential mortgage backed securities. The Fund also invests a small percentage in agency mortgage derivatives (interest-only securities) in order to enhance income and also provide a positive carry embedded rate hedge within the portfolio. Additionally, the Fund seeks growth via amortization and refinancing of underlying seasoned mortgage loans (most of our portfolio is at a discount to par) as well as via its active trading strategy. We take bid-to-offer spreads, rather than paying them, resulting in best execution, particularly on our purchases. The Fund capitalizes on the inefficiencies present in our over-the-counter traded market.

We are excited about the opportunity in our market that was created by the fallout of the COVID-19 pandemic. March 2020 created unprecedented stress and hence opportunities in most markets, particularly in non-agency residential mortgage backed securities. Seasoned mortgage loans demonstrated their resilience by maintaining their performance during this trying time. As a result, senior bonds quickly recovered the bulk of their March mark-to-market losses. However, there still remains significant opportunity as market spreads are materially wider than they were pre- COVID-19.

The actions taken by the Federal Reserve also have several potential implications for the Fund. Traditional fixed income benefits from lower rates. While seasoned non-agency deals do not react as abruptly to lower mortgage rates as newer issued agency mortgages, the onset of record low mortgage rates may portend some financing, especially for our fixed rate Alt-A investments. Those bonds, most of which are at a discount dollar price, would benefit.

On the flip side, we have a small positive-carry interest rate hedge (<5% of the Fund) by way of agency interest only mortgage bonds. Agency mortgages exhibit negative convexity, meaning that when interest rates come down, refinancing picks up dramatically, hence shortening the life of the mortgage. We are actively watching the prepayment speeds on agency mortgages and will look to add to the sector if we see the long end of the rate curve start to move higher.

Fund Investment Strategy

The Fund invests primarily in seasoned non-agency residential mortgage backed securities (RMBS) that were created pre-crisis. These loans benefit from seasoning. The loans have de-levered through natural amortization as well as housing price appreciation. We look for asymmetric positively skewed risk-reward securities, which we feel are insulated from any current or imminent credit losses. These securities that the Fund invests in are at or near the top of the capital structure, which make them relatively insulated from losses by the deal structure’s credit enhancement (i.e. preference over bonds junior to the respective tranche we are buying). The order of priority of payments in a typical deal’s capital structure pays interest and principal to the most senior bonds first. This typically results in the senior most bonds having the shortest remaining term in the capital structure. The typical weighted average life of these securities is generally in the 4 to 5-year range.

(Unaudited)

The sub-advisor uses its extensive quantitative skills as well as its network of relationships to source securities for the Fund. We favor those investments that offer better liquidity than others, while still offering relatively high yield for the respective risks. These higher-yielding securities pay interest monthly and typically pay principal monthly, which is passed along to investors via dividends. For each prospective investment, the sub-advisor examines deal structure, underlying loans characteristics, and historical performance of the loans in each respective issue. We then apply stress scenarios when analyzing each individual security to ensure these bonds can hold up to weaker housing prices, greater defaults and related risks.

Our active trading approach, which seeks to take advantage of some of the opacity and inefficiencies in the RMBS market, has been beneficial to the Fund and should continue to enhance returns.

Fund Performance

The Catalyst Enhanced Income Strategy Fund (EIXIX) returned 12.28% since its inception in December 31, 2018, beating its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Total Return Index, by 2.24%. The Fund’s returns for the period ended June 30, 2020 were as follows:

Share Class/Benchmark	1 Year	Since Inception (2)
Class A	4.69%	12.01%
Class C	3.82%	11.10%
Class I	4.93%	12.28%
Bloomberg Barclays U.S. Agg. Bond TR Index (1)	8.74%	10.04%
Class A w/ Sales Charge	-1.32%	7.67%

*	Inception: 12/31/2018

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outperformance was driven by our investment selection as well as our active trading approach. The Fund had a strong start in January, driven, in large part, by realized gains from our active trading and some price appreciation on existing investments. We maintained our NAV through early March, even as broader markets, especially equities, sold off quite dramatically in February. Although we drew down -8.3% for the month of March, we were back to positive on the year by the beginning of June.

March 2020 was an extremely disruptive month for all markets. The non-agency RMBS market suffered, partly due to a leverage unwind. The market move created many forced sellers (levered REITS, hedge funds, etc). The forced selling of these levered entities created a negative feedback cycle with lower prices propagating more margin calls, forcing more margin calls, and so on. We did pro-actively sell in early March as it became clear what was about to unfold. Our active trading approach set us up to outperform, partly by being early sellers.

Fortunately, we own predominantly senior bonds which were the least impacted in March’s sell-off. We do not invest in securities with structural leverage (junior, subordinated bonds). Those bonds saw extreme price action to the downside. Additionally, the senior bonds are insulated from losses should they arise by the bonds subordinate to them in the capital structure. While there was some fear that mortgage delinquencies would pick up due to the pandemic, we expect that there should be little to no impact for the Fund’s investments. Legacy non-agency RMBS saw on average only about a 3-4% pick up in new delinquent loans. Many of those new delinquencies were actually

(Unaudited)

forbearance takers, some likely just taking advantage of the opportunity. After a few months, over 20% of new delinquent loans have already cured. Furthermore, housing is robust across the country as there is an exodus from urban centers to suburbia. This strength in housing should more than offset any negative impact from delinquencies/defaults due to job loss.

The Fund has been able to capitalize on the fallout from March 2020’s extreme volatility and asset risk repricing following the outbreak of the COVID-19 pandemic. We had identified this significant opportunity to buy similar investments to those that the Fund already held at prices not seen in nearly a decade.

As we predicted, large swaths of new money would enter this market. The opportunity set for broad investment in legacy non-agency RMBS senior bonds facilitated the reopening of dormant funds and other legacy market participants to re-enter the space and buy as much as they could. The focus of this new money was mostly centered around the very subsectors that the Fund focuses on.

We experienced spread compression on vanilla legacy non-agency RMBS senior bonds from 1,000 bps to about 300-350 bps spread by the end of the second quarter. This spread tightening caused prices to rally across the board. The Fund benefited from this rally, returning north of 9% in the second quarter. Additionally, the fragmenting of the market brought on by March’s dislocation created an excellent trading opportunity. Unlike most market participants who deploy a buy-and-hold strategy, we actively manage this Fund. Our team’s expertise and experience on the sell-side allows us to take advantage of wide bid-to-offer spreads, rather than pay those. As some funds were still in triage mode, EIXIX was able to buy with confidence, using our market intelligence and relationships to know where and how some larger players were focused. This knowledge allowed us to start buying at nearly the lows, occasionally buying bonds that we sold soon after were up 15%-20%. This turnover, combined with asset price reflation, helped lead us to significant returns, outpacing those of the index and many peers.

The relatively small position we have in agency interest only bonds (which exhibit negative duration) had a minor drag on returns in the first half of 2020. The U.S. 10-year government bond yield dropped from 1.92% to 0.54% yield from January 1, 2020 to March 9, 2020. While the cash bond portion of the book (seasoned RMBS) performed well, the sleeve of agency interest only securities under performed. We anticipated lower interest rates this year, and as a result, reduced the exposure to these securities. At one time, they represented nearly 15% of the portfolio. One year ago, they represented 9.3% and at the end of the second quarter 2020, they represent less than 5% market value.

The small sleeve of agency interest only bonds is there to protect us in the event rates rise. They are now priced to worst and likely have significant upside in the event of a rising yield on the back end of the rate curve. If rates do ultimately turn back around and begin to move higher, these bonds should outperform, which we believe could make this Fund one of very few fixed income funds that has the ability to produce positive returns in a rising interest rate environment. We will take cues from macro-economic data and the interest rate market to determine if and when we should increase exposure to the sector.

In anticipation of these lower rates, we dedicated a much higher segment of the portfolio to seasoned, fixed rate Alt-A bonds. These benefited from the rate move and have the highest likelihood to have underlying loans refinance. We own numerous different deals with the best collateral attributes ripe for refinancing, at discount prices to par. The shift into discount-priced, high coupon, bonds, from many floating rate bonds (typical for this market) helped to boost our current yield (30 day SEC Unsubsidized yield of 5.18%; 30 day SEC yield of 5.18%) and pave the path for price appreciation.

Overall, our portfolio is positioned to be relatively agnostic with respect to rates and credit. This sets us up to perform in a variety of different market scenarios.

(Unaudited)

Summary

Despite the second quarter’s robust performance, we believe that there is still significant opportunity. Legacy nonagency RMBS still provides some of the best opportunity in fixed income from both an income and total return perspective, and we believe this asset class is particularly compelling compared to corporate bonds.

Corporate bonds possess potentially significant unknown credit risks, especially in today’s environment in the COVID-19 era. Corporate bonds are also binary; they either refinance and pay off or they default. This makes owners of corporate risk very susceptible to general capital markets risks. Further, typical fixed income bonds possess tremendous interest rate risk. Legacy non-agency RMBS bonds amortize at the top of the capital structure. This removes the bullet risk that many other fixed income products have.

Legacy non-agency RMBS have measurable credit risk. As of June 30, 2020, risk attributes for the underlying loans that back the bonds in EIX were as follows:

Weighted Average	Jun-2020
Seasoning/Loan Pool Age, months	184
HPI Adjusted LTV, %	48.2
24-month Always Current Loans, %	71.6
60+ Days Delinquent Loans, %	18.2

We are confident that highly seasoned, de-levered mortgage bonds will continue to perform well despite the challenging macroeconomic backdrop. The propensity for a homeowner to default who has over 50% home equity is slim. Additionally, we see data suggesting 96% of MSAs reporting positive home price appreciation. As people look to move from urban centers to single family homes, prices should remain firm. This provides a strong footing for housing in general.

We expect our active approach should continue to enhance returns as the market remains fragmented with still wider spreads (more attractive entry prices) than pre-March. For these reasons, we are highly optimistic for the Fund’s future.

Sincerely,

Leland Abrams

Lead Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Bloomberg Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

(Unaudited)

(2)	Since inception returns assume inception date of 12/31/2018. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

©	2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics.

4909-NLD-8/20/2020

Catalyst Enhanced Income Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the period ended June 30, 2020, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	4.69%	12.01%
Class A with load	-1.32%	7.67%
Class C	3.82%	11.10%
Class I	4.93%	12.28%
Bloomberg Barclays U.S. Aggregate Bond Index(a)	8.74%	10.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, as supplemented April 29, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.71% for Class A, 3.46% for Class C and 2.46% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fix-rated taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest direct in an index.

**	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type	% of Net Assets
Collateralized Mortgage Obligations	90.0%
Interest Only Federal National Mortgage Association	2.8%
Interest Only Government National Mortgage Association	0.8%
Federal National Mortgage Association	0.3%
Interest Only Federal Home Loan Mortgage Association	1.5%
Other/Cash & Equivalents	4.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the periods since inception through 06/30/20 as compared to the MSCI All Country World Stock Index (1) were as follows (unaudited):

Fund vs. Index Performance	Fiscal Year	5 Years	Since Inception[2]
Class A without sales charge	-3.27%	2.91%	4.65%
Class A with sales charge	-8.83%	1.70%	3.96%
Class C	-3.93%	2.13%	3.87%
50% MSCI AWCI/50% BoFA ML A-AAA 1-3yr US Corp.	7.88%	4.76%	5.10%
MSCI All Country World Stock Index[1]	2.64%	7.03%	7.88%
Class I (Inception Date – 6/6/14)	-3.04%	3.18%	2.66%
MSCI All Country World Stock Index[1]	2.64%	7.03%	6.09%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Stocks began 2020 on an upnote, following a 2019 that saw the best annual performance for the S&P 500 since 2013. Market gains in 2019 were almost entirely driven by multiple expansion, creating what some would call a bubble in asset valuations. Such extremes can continue inflating, that is until they are, ofcourse, popped by some unanticipated event. As the first quarter of 2020 evolved, the broad averages hit record highs heading into the month of February. However, the markets took a turn for the worse when COVID-19 proved to be a much more serious than many had expected. Losses from the S&P 500’s February record high reached 34% before a two trillion dollar plus US government stimulus program ignited a historic three-day rally of 18%, trimming losses for the quarter. At quarter-end, the S&P 500 was off 20%, and the MSCI ACWI lost 21%. Stocks posted a sharp rebound during the second quarter, as investors bid up prices in anticipation that the economy would enjoy a sharper than expected bounce-back from the depths of the COVID-19 nationwide shutdowns that occurred in late March and early April. Stock prices put in their best quarterly performance in 22 years, as employment data for May and June were more robust than economists were forecasting. Along the way, stocks were able to shrug off wide-spread civil unrest, coupled with a recent resurgence of the COVID-19 virus late in the quarter. Conversely, bond yields have declined substantially and are currently near record low levels.

As yields on bonds declined, we gradually shifted our asset mix away from bonds and into equities. As of June 30, 2020, fixed income holdings in the Fund represented 33.9% of assets. By June 30, 2020, however, they represented 60.3% updated allocations. Given the movement in rates, we also continue to keep our maturities short, with an average weighted maturity of just over one year. We expect to keep maturities short given the Fed’s stated objective of keeping interest low for the foreseeable future. During the year, we exited our position in The Wendy’s Company, as the shares had reached our target price. We also sold or reduced positions in several names that experienced events that eliminated or reduced our expected catalysts from coming to fruition, including Nokia, Cloetta, and Marston’s PLC. As a result the COVID-19 pandemic, we took steps to position the portfolio to benefit from what we believe will be an extended period of uncertainty. We increased our weightings to technology names, both traditional names as well as those in the Teleommunications sector. Names purchased included Electronic Arts, and Verizon. And as the needs of the COVID-19 pandemic became clearer, we re-entered our position in Nokia as valuations became

(Unaudited)

attractive again and we believe they will become a beneficiary of the new normal. Furthermore, we increased our weighting to the Health Care sector as the sector should remain in the spot light as a result of the pandemic. Specifically, we added Takeda to the portfolio as the company is undergoing a transformation into a growth company as well as developing several treatments for COVID -19. Additionally, we increased our weighting in Utilities (National Fuel Gas and UGI Inc.) and eliminated our exposure to the Energy Sector by selling our position in Exxon Mobil. We remain underweight Financials and Materials and overweight Consumer Staples; however, we did reduce our exposure to Campbell Soup as the company was one of the main beneficiaries of the increased shift torwards eating food at home during the lockdowns. We continue to believe the company will benefit going forward; however, we believed a large percentage of the upside had already been realized. We also purchased shares of PT Hanjaya Mandala Sampoerna and Tiger Brands. Separate from our sector movements, we also took steps to reduce our exposure in markets outside the US in favor of increasing our presence in the US, given our belief that the US should be in the best position as a result of the COVID-19 pandemic. As such, we reduced our exposure to European names. Positions reduced included Vodafone, Orange, and Reckitt Benckiser. Additionally, we received shares of United Malt Group as a result of its spin off from GrainCorp. As the shares reached our target, we exited the name. And finally, we exchanged our shares in Pargesa Holdings SA for shares in its holding company, Groupe Bruxelles Lambert.

As we move forward into the second half of 2020 and 2021, we believe the above mentioned actions are prudent. As we mentioned, markets have rebounded sharply from the depths of the pandemic, and as such, valuations have again become stretched. At present, 2020 forecasted earnings for the S&P 500 are expected to be approximately what they were in 2017, the year before corporate tax cuts went into effect. At that time, stocks were carrying a price-to-earnings ratio of approximately 17 times. Today, those same earnings carry a much loftier valuation, specifically 25 times. We believe the markets have more than gotten ahead of the economy, albeit due to the unprecedented action on the part of the Fed. However, while we acknowledge historically low interest rates can justify paying a premium for stocks, we believe it prudent to ask, “how much?” And as important as the pandemic has become to the global economy, we are growing increasingly concerned about the upcoming U.S. elections and the implications for the broader markets. We are not going to take political sides in this heated political environment, but rather discuss the upcoming elections objectively. Markets tend to favor a political landscape that promotes lower taxes and less regulation. Recent polls indicate that Joe Biden and the Democratic party are pulling away from Donald Trump and the Republicans. Indeed, the 2016 election proved that polls are not infallible and that we are still just under four very long months away from Election Day. Perhaps more important to the broader markets is who controls Congress. Currently, the Democrats control the House and the Republicans hold a majority in the Senate. Even if Joe Biden wins the election, he would likely need to have a landslide type victory to have coattails long enough to capture the Senate, thereby sweeping the election. Our stance on the election is that unless there is a Democratic sweep in November, the actual impact on the economy and, subsequently, the broader markets will likely be less than the press would lead you to believe. One of the benefits of being a global manager is that we have the flexibility to invest in multiple geographies.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index (” MSCI ACWI “) is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(Unaudited)

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4895-NLD-8/18/2020

Catalyst/MAP Global Balanced Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	-3.27%	2.91%	4.65%
Class A with load	-8.83%	1.70%	3.96%
Class C	-3.93%	2.13%	3.87%
Class I	-3.04%	3.18%	2.66%
MSCI All Country World Stock Index(a)	2.64%	7.03%	7.88%
ICE BofA ML A-AAA 1-3yr US Corp. Index(b)	4.17%	2.11%	1.62%
50% MSCI AWCI/50% BofA ML A-AAA 1-3yr US Corp.(c)	4.10%	4.76%	5.10%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, as supplemented April 29, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.90% for Class A, 2.65% for Class C, and 1.65% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The “ICE BofA ML A-AAA 1-3yr US Corp. Index” includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. Investors cannot invest directly in an index.

(c)	The “50% MSCI AWCI/50% ICE BofA ML A-AAA 1-3yr US Corp. Index.” is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Index. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	14.8%
Pharmaceuticals	11.9%
Food	9.2%
Agriculture	7.5%
Oil & Gas	7.2%
Retail	5.4%
Auto Manufacturers	4.5%
Gas	4.4%
Environmental Control	4.3%
Chemicals	3.2%
Other/Cash & Equivalents	27.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/CIFC Floating Rate Income Fund (CFRAX, CFRCX, CFRIX)

(unaudited)

Dear Fellow Shareholders:

CIFC Asset Management took over as the manager of the Catalyst/CIFC Floating Rate Income Fund (the “Fund”) on August 1, 2018. After a banner year in 2019, global markets began 2020 priced for an accelerating growth and earnings environment. Then a novel virus, COVID-19, became the black swan event that ended the longest bull market in history. As investors repriced outlooks on the back of supply chain interruptions, and unprecedented shutdowns in activity across the global economy, the S&P 500 and many other asset classes experienced the swiftest decline in history. The physical restraint on economic activity led to the quickest deceleration in global aggregate demand in modern history.

In addition to economic disruptions, the ‘corona crisis’ was also characterized by funding market stress and market illiquidity. Both dynamics exacerbated risk-off market moves at the peak of distress in late March and turned all assets into risk assets. However, this shock was met with the biggest monetary and fiscal stimulus ever seen. The Federal Reserve rolled out its intervention program much faster on an a much larger scale than during the Great Financial Crisis of 2008 and has remained omnipresent and in super-hero mode, making history on what seems like a daily basis. In the span of a single fiscal quarter, the central bank slashed interest rates in the U.S. to effectively zero; expanded its balance sheet by a head-spinning $3.02 trillion; committed unlimited ammo to its quantitative easing program; and became an active risk taker in the credit markets for the first time ever.

The pandemic and economic shutdowns have also been watershed events for the credit markets. Overall, credit held up longer than many other risk markets but, ultimately was not immune to an unprecedented sell off that had a large technical and liquidity driven element.

Despite climbing wordwide virus case counts, sputtering economic reopening and historic GDP and employment declines, risk assets ultimately took their cue from the rapid and ferociously aggressive actions carried out by the Federal Reserve and other central banks, as well as unprecedented amounts of synchronized stimulus supplied by governments. Trillions of dollars of liquidity and fiscal aide made their way through the system and many asset classes staged a sharp V-shaped recovery. Indeed, the speed and magnitude of this crisis both to the downside and upside have been nothing short of remarkable.

The leveraged loan market also experienced a sharp rebound since the depths of the crisis. Nonetheless, prices and spreads remain at levels that are predicting draconian defaults and losses. Default and loss prospects have increased due to the anemic growth outlook and elevated uncertainty, however, we believe that they will most likely be concentrated in sectors and issues with direct virus and shutdown exposure including smaller, lower quality and over-indebted issuers.

The extent of the gains across financial markets so far has been stunning though their durability remains in question. Uncertainty levels have not waned, the worry list is long and the headlines still unnerving. Fundamentals, investor positioning and sentiment are all sending mixed signals and remain highly attuned to vaccine and therapeutic

(Unaudited)

developments. The selloff was uniform in nature but what will an actual economic recovery look like? Will it look like a “V”, “L” “W” or “Nike Swoosh”? Will it be sustainable? There are many questions still and many risks out there but then again, investors are paid to take risk in the financial markets. In fact, we believe that in the loan market, price and yield levels appear to more than adequately compensate investors for the risk they are taking, even in the most bearish scenario.

Performance

The Catalyst/CIFC Floating Rate Income Fund’s total returns for the one-year and since inception periods through 06/30/20 as compared to the S&P LSTA Levg. Loan 100 TR Index1 were as follows (unaudited):

Fund vs. Index Performance	1 Year	5 Years	Since Inception)[1]
Class A without sales charge	-0.06%	2.79%	3.47%
Class A with sales charge	-4.83%	1.80%	2.80%
Class C	-0.81%	2.02%	2.68%
Class I	0.21%	3.09%	3.74%
S&P LSTA Levg. Loan 100 TR Index[2]	-0.46%	2.95%	3.00%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Outlook

We are in an unprecedented economic environment and one of the numerous conundrums that investors will have to contend with is a secular theme of historically low rates. The Fed’s historic actions as well as pronounced concern over future growth have sent yields around the globe plummeting and all but insured that rates will stay near zero for the foreseeable future. The zero-yield world was ushered in much faster than many anticipated. With starting yields so low, investors will have to significantly adjust their return expectations in the traditional markets and look to transition more to newer generation income producing alternatives, such as senior secured corporate loans and other parts of the credit markets to complement and diversify their fixed income portfolios. This should provide meaningful support to the loan asset class over the coming quarters.

The world has changed and investors must assess how to respond to this new reality. In times of such historic uncertainty, we think that investors should be considering higher quality over lower quality, debt over equity, income producing strategies over non-income producing strategies and performing issues over non-performing ones. In credit, we think that a strong defensive bias continues to be warranted and a secured position at the top of the capital structure is generally better than an unsecured position muddling in the middle of the capital structures. Senior secured loans address these points but positioning and risk management will matter greatly, as well as manager differentiation and skill.

(Unaudited)

As we look to the future, nobody knows where global growth will be in the long term though it is likely to be challenged. We don’t know what the Sino-US relationship will look like, but the macro and political backdrop is likely to remain complex. Headline risk will therefore stay elevated and heightened volatility will play out across various asset classes. What we do know is that risks abound and markets remain worried, so positioning will matter more than ever. In investing, you can do anything at any time but always must ask the question – do I want to be aggressive or do I want to be defensive? We continue to argue for a defensive, up in quality bias.

Sincerely,

CIFC Asset Management LLC

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

4923-NLD-8/27/2020

Catalyst/CIFC Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	-0.06%	2.79%	3.47%
Class A with load	-4.83%	1.80%	2.80%
Class C	-0.81%	2.02%	2.68%
Class I(a)	0.21%	3.09%	3.74%
S&P/LSTA U.S. Leveraged Loan 100 Index(b)	-0.46%	2.95%	3.00%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, supplemented April 29, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds are 1.74% for Class A and 2.48% for Class C, and 1.48% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	Class I 1 Year return includes increase from payments made by affiliated parties of 0.11% for pricing error reimbursements for June 30, 2020. Without these transactions, total return would have been 0.10%.

(b)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Business Equipment & Services	10.8%
Health Care	9.4%
Diversified Insurance	7.1%
Electronics/Electrical	6.4%
Financial Intermediaries	4.9%
Leisure Goods	4.8%
Industrial Equipment	4.7%
Radio & Television	4.4%
Utilities	4.0%
Telecommunications	3.0%
Other/Cash & Equivalents	40.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of low quality, high yield corporate bonds, convertible securities and asset-backed securities. During FY 2020, the Fund underperformed its benchmark, ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index due to single name security selection and lack of participation in certain sectors throughout FY 2020 and a defensive cash position Feb-Mid April.

Investment Strategy

The Fund invests in a non-diversified group of lower-rated, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their lower credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate through an improvement in credit quality among other reasons.

To select the securities in which to invest, the Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund underperformed its benchmark during FY 2020. Our underperformance can be attributed to individual security selections, our participation in certain negatively performing sectors and our lack of participation in the top performing sectors as defined by the Bloomberg Barclays U.S. High Yield Index1. The bottom three performing sectors, all three of which we participated in, were Transportation -22.14%, Energy -16.00% and REITs -5.16%. The top three performing sectors, were Banking 8.09%, Insurance 6.39%, and Technology 5.26% (we only participated in Technology as our credit risk discipline often precludes securities such as banks and insurance companies where the account holder or policy holder is in line before us in a restructuring or bankruptcy). As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities. During Fiscal Q3 (Jan-Mar) below investment grade bond prices plummeted as investors fled to safe havens and cash as the spread of Covid-19 rapidly increased and quarantines and nonessential work stoppages began taking place globally. Investors began grasping the enormous economic impact of the virus and a lack of clarity of when the economy will be able to restart which hastened the flows out of risk assets. We went defensive with much higher levels of cash than typical. Prior to the advent of the coronavirus, high yield as a whole was trading at a relatively low spread to Treasury’s. For most portfolios, at the beginning of the year we held slightly more than 1% cash and built up to over a 15% cash position by the end of March by having some securities called and selling securities at significant realized gains. This

(Unaudited)

helped cushion the high yield market drop in March. Being prudent, we waited to see how companies would handle the situation. In general companies we hold have managed the way we like to see as bondholders by increasing balance sheet liquidity and reducing overhead. These actions are typical of how companies react in times of crisis. Often, more danger looms in good times for bondholders as companies use cash for buybacks or they may leverage the balance sheet more. We are in what we consider a great position to take advantage of the fear, because of our review of how companies are positioning for what may be a very lackluster economic backdrop especially if the virulent disease is not contained or resurfaces. We were able to allocate much of the available cash in what we believe will be good buys. Based on the corporate actions that the rest of our companies have taken we feel very good about how we are positioned and from a bond standpoint the longer the economy is in a malaise typically we see better opportunities.

One thing that did hurt short term relative performance was the surprise Federal Reserve announcement on April 9th, when the Fed announced that they would take the unprecedented step of buying high-yield ETFs. The iShares iBoxx High Yield Corporate Bond ETF, or HYG went up about ~6.6% the same day, the most since January 2009. While High Yield ETFs own a few of our portfolio companies, we did not really get much of the short-term bump so our portfolio underperformed relative to the indices in April, but we think we are positioned better long term.

The Fund’s total returns for the year ended 06/30/20 as compared to the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)2 were as follows (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[3]
Class A without sales charge	-1.51%	2.49%	2.99%	1.79%	2.28%
Class A with sales charge	-6.19%	0.84%	1.99%	1.29%	1.87%
Class C	-2.26%	1.72%	2.21%	1.01%	1.52%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index	-1.06%	2.95%	4.58%	6.46%	6.79%
Class I (Inception Date – 07/01/13)	-1.27%	2.75%	3.25%	n/a	-0.51%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index	-1.06%	2.95%	4.58%	n/a	4.80%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our portfolio was never designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is some volatility in the asset class, we believe that there are more opportunities popping up and higher levels of income available for the coming year.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below investment grade bonds are attractive on a risk vs reward basis. Given the unsurety of the market and economy, we will see select opportunities within high yield, especially for active management. We continue to believe that by focusing on sector participation, credit

(Unaudited)

quality, and undervalued individual securities in the market we can look forward to positive returns. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. We look at this as an opportunity for active managers to find overlooked bonds with attractive risk/reward profiles.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus our goal is to achieve realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30th, 2020, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
L Brands Inc 6.75% 07/01/2036	6.36%
THE GEO GROUP INC. 5.875% 01/15/2022	5.98%
Pitney Bowes Inc 4.625% 03/15/2024	5.47%
Beazer Homes USA Inc 5.875% 10/15/2027	4.92%
Dana Inc 5.50% 12/15/2024	4.86%
American Axle & Manufacturing Inc 6.25% 04/01/2025	4.71%
US Concrete Inc 6.375% 06/01/2024	4.55%
Enova International Inc 8.50% 09/15/2025	4.33%
Under Armour Inc 3.25% 06/15/2026	4.30%
PDL BioPharma Inc 2.75% 12/01/2021	4.20%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2020.. Holdings are subject to change and should not be considered investment advice.

(Unaudited)

As of June 30, 2020, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
Auto Parts & Equipment	12.72%
REITS	12.37%
Retail	12.27%
Home Builders	7.83%
Oil & Gas	5.86%
Investment Companies	5.85%
Office/Business Equipment	5.47%
Mining	5.39%
Building Materials	4.55%
Other	27.69%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2020.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be

(Unaudited)

eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non -convertible. Must be publicly issued.

[2]	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the ICE BofA Merrill Lynch US Cash Pay High Yield Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4887-NLD-8/17/2020

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	-1.51%	2.99%	1.79%	2.28%
Class A with load	-6.19%	1.99%	1.29%	1.87%
Class C	-2.26%	2.21%	1.01%	1.52%
Class I	-1.27%	3.25%	N/A	-0.51%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	-1.06%	4.58%	6.46%	6.79%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, as supplemented April 29, 2020, the Fund’s total gross annual operating expenses are 1.87% for Class A, 2.62% for Class C and 1.62% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Auto Parts & Equipment	12.4%
Real Estate Investment Trusts	12.1%
Retail	12.0%
Home Builders	7.6%
Investment Companies	6.2%
Oil & Gas	5.7%
Mining	5.3%
Office/Business Equipment	5.3%
Building Materials	4.4%
Diversified Financial Services	4.3%
Other/Cash & Equivalents	24.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX)

(Unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2020, the Fund underperformed its benchmark, 50/50 blend of the S&P 5001 Total Return Index and the ICE BofA Merrill Lynch U.S Cash Pay High Yield Index2 as a result of individual equity and bond security selections, our overweight in nontraditional equity sectors and our participation in certain negatively performing High Yield Index sectors and our lack of participation in the top performing High Yield Index sectors. Both the S&P and the ICE BofA Merrill Lynch U.S Cash Pay High Yield Index had negative returns in FY 2020 returning -3.08% and -1.06% respectively as the impact of the coronavirus was felt.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and cushioned the downside for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, REITs and Business Development Companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, bank notes, hybrid securities and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for the year ended 06/30/20 as compared to 50/50 blend of the S&P 500 Total Return Index and the ICE BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[3]
Class A without sales charge	-7.48%	0.31%	2.68%	2.24%	0.93%
Class A with sales charge	-12.80%	-1.65%	1.47%	1.63%	0.44%
Class C	-8.40%	-0.52%	1.86%	1.46%	0.17%
50% S&P 500 and 50% High[3] Yield Combined Index	3.32%	6.94%	7.75%	10.28%	8.12%
Class I (Inception Date – 7/1/13)	-7.48%	0.56%	2.94%	n/a	-0.20%
50% S&P 500 and 50% High[3] Yield Combined Index	3.32%	6.94%	7.75%	n/a	8.48%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

(Unaudited)

Our underperformance can be attributed to individual security selections, our participation in certain negatively performing sectors and our lack of participation in the top performing sectors as defined by the Bloomberg Barclays U.S. High Yield Index4. The bottom three performing sectors, all three of which we participated in, were Transportation -22.14%, Energy -16.00% and REITs -5.16%. The top three performing sectors, were Banking 8.09%, Insurance 6.39%, and Technology 5.26% (we only participated in Technology as our credit risk discipline often precludes securities such as banks and insurance companies where the account holder or policy holder is in line before us in a restructuring or bankruptcy). As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities. During Fiscal Q3 (Jan-Mar) below investment grade bond prices plummeted as investors fled to safe havens and cash as the spread of Covid-19 rapidly increased and quarantines and nonessential work stoppages began taking place globally. Investors began grasping the enormous economic impact of the virus and a lack of clarity of when the economy will be able to restart which hastened the flows out of risk assets. We went defensive with much higher levels of cash than typical. Prior to the advent of the coronavirus, high yield as a whole was trading at a relatively low spread to Treasury’s. For most portfolios, at the beginning of the year we held slightly more than 1% cash and built up to over a 15% cash position by the end of March by having some securities called and selling securities at significant realized gains. This helped cushion the high yield market drop in March. Being prudent, we waited to see how companies would handle the situation. In general companies we hold have managed the way we like to see as bondholders by increasing balance sheet liquidity and reducing overhead. These actions are typical of how companies react in times of crisis. Often, more danger looms in good times for bondholders as companies use cash for buybacks or they may leverage the balance sheet more. We are in what we consider a great position to take advantage of the fear, because of our review of how companies are positioning for what may be a very lackluster economic backdrop especially if the virulent disease is not contained or resurfaces. We were able to allocate much of the available cash in what we believe will be good buys. Based on the corporate actions that the rest of our companies have taken we feel very good about how we are positioned and from a bond standpoint the longer the economy is in a malaise typically we see better opportunities.

One thing that did hurt short term relative performance was the surprise Federal Reserve announcement on April 9th, when the Fed announced that they would take the unprecedented step of buying high-yield ETFs. The iShares iBoxx High Yield Corporate Bond ETF, or HYG went up about ~6.6% the same day, the most since January 2009. While High Yield ETFs own a few of our portfolio companies, we did not really get much of the short term bump in performance so our portfolio underperformed relative to the indices in April, but we think we are positioned better long term.

Equity Allocation

As of June 30, 2020, we had an equity allocation of 39% with 64% of that allocation in non-traditional financials. The largest drag on performance within the Fund’s equity allocation can be primarily attributed to our larger than historical average cash balance and our BDC allocation. We increased our cash position in February and March from in part by exiting a few equity positions that we thought had become overvalued. We held a greater amount of cash than historically and did not replace the equities as we felt the market was very frothy. During April we added several new positions to the portfolio that we feel will have a long-term positive impact on the portfolio and relative performance. During the year we continued to make composition changes within the portfolio as we reduced our dependency on BDCs and added other attractive dividend payers to the portfolio. BDC’s were amongst the hardest hit sectors for the last year with a return of -22.23%.

During FY 2020 the Dow Jones Equity REIT Total Return Index5 had a return of -6.36%, the S&P Listed Private Equity Index6 returned -4.40% while the Wells Fargo Business Development Company Index7 had a return of -22.23% for the same time period.

(Unaudited)

Outlook and Summary

Fixed Income

Our portfolio was never designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is some volatility in the asset class, we believe that there are more opportunities popping up and higher levels of income available for the coming year.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below investment grade bonds are attractive on a risk vs reward basis. Given the unsurety of the market and economy, we will see select opportunities within high yield, especially for active management. We continue to believe that by focusing on sector participation, credit quality, and undervalued individual securities in the market we can look forward to positive returns. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. We look at this as an opportunity for active managers to find overlooked bonds with attractive risk/reward profiles.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus our goal is to achieve realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and in select cases, low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market, had average yields in the 3% to 7% range; and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

(Unaudited)

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration. SMHCA engages in this strategy to provide income and mitigate downside price movement on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2020.

As of June 30, 2020, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
Prospect Capital Corp	4.96%	Advanced Micro Devices Inc 7.50% 08/15/2022	6.20%
Compass Diversified Holdings	3.99%	L Brands Inc 6.75% 07/01/2036	4.97%
International Business Machines Corp	3.73%	Beazer Homes USA Inc 5.875% 10/15/2027	4.65%
Sculptor Capital Management Inc	3.44%	EZCORP INC 2.375% 05/01/2025	4.29%
iShares Mortgage Real Estate ETF	3.21%	American Axle & Manufacturing Inc 6.25% 04/01/2025	4.17%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2020. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2020, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
Investment Companies	15.94%
Diversified Finan Services	11.72%
Oil & Gas	8.10%
Retail	7.79%
REITS	6.71%
Auto Parts & Equipment	6.26%
Semiconductors	6.20%
Computers	4.92%
Home Builders	4.65%
Building Materials	4.09%
Biotechnology	3.95%
Airlines	3.43%
Equity Fund	3.21%
Apparel	2.70%
Internet	2.59%
Office/Business Equip	2.41%
Private Equity	1.72%
Cash	1.45%
Food	1.29%
Telecommunications	0.86%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2020.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

(Unaudited)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in -kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rate a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a

(Unaudited)

coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

[6]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly-listed companies that are active in the private equity space.

[7]	The Wells Fargo Business Development Company Index is intended to measure the performance of all Business Development Companies (“BDC”) listed on the New York Stock Exchange (“NYSE”) or NASDAQ that satisfies market capitalization and other eligibility requirements. This index is a total return index. The index was created to yield a benchmark value of $1,000.00 on September 30, 2004.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4894-NLD-8/18/2020

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	-7.48%	2.68%	2.24%	0.93%
Class A with load	-12.80%	1.47%	1.63%	0.44%
Class C	-8.40%	1.86%	1.46%	0.17%
Class I	-7.48%	2.94%	N/A	-0.20%
S&P 500 Total Return Index(a)	7.51%	10.73%	13.99%	9.14%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	-1.06%	4.58%	6.46%	6.79%
Blended Index(c)	3.32%	7.75%	10.28%	8.12%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, as supplemented April 29, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 3.30% for Class A, 4.05% for Class C and 3.05% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	15.7%
Diversified Financial Services	11.6%
Oil & Gas	8.0%
Retail	7.7%
Real Estate Investment Trusts	6.6%
Auto Parts & Equipment	6.2%
Semiconductors	6.1%
Computers	4.9%
Home Builders	4.6%
Building Materials	4.0%
Other/Cash & Equivalents	24.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/Stone Beach Income Opportunity Fund (IOXAX, IOXCX, IOXIX)

(unaudited)

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 20, 2014, we are pleased to report the following positive Fund returns to shareholders (unaudited).

	2020 YTD	2020 Fiscal Year	Since Inception (11/20/14) (3)
Class A	4.10%	6.77%	3.26%
Class A with Sales Charge	-0.84%%	1.74%	2.37%
Class C	3.77%	6.01%	2.47%
Class I	4.22%	6.93%	3.48%
Bloomberg Barclays MBS Index (1)	3.50%	5.67%	3.03%
ICE BofA Merrill Lynch U.S Cash Pay High Yield Index (2)	-4.73%	-1.06%	4.33%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to deliver monthly dividend income while generating positive returns through varied interest rate environments. The Fund invests in U.S. agency (FNMA, FHLMC, and GNMA) pass-through and structured mortgage-backed securities. The Fund may also invest in non-agency residential MBS, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and other related securities. The Fund employs a relative value approach to security selection while actively managing interest rate, volatility, and convexity risks to maintain the portfolio within its duration guidelines, and in accordance with the macroeconomic viewpoint of the management team.

Fiscal Year 2020

This past fiscal year has been dominated by a trade war between the U.S. and China and the emergence of the COVID-19 global pandemic in the first quarter of 2020. The first half of the fiscal year started with rates at their high point only to rally on China/US trade concerns and then later sell back off as those concerns saw improved conditions in the 4th quarter of 2019. The Fed began lowering rates in the July meeting and continued to lower a total of 75bps through the October meeting to support an economy that was beginning to show signs of the negative impact of the trade conflict. The curve steepened by 9bps in the first half of the fiscal year supporting mortgages. We extended our duration in the 3rd quarter to benefit from lower rates and reversed course in the 4th quarter reducing duration while taking advantage of trades that benefitted from lower volatility. The active management approach we use to manage the fund generated positive returns in both the 3rd and 4th quarter of 2019, even with the directionality of rates reversing course.

(Unaudited)

The second half of the fiscal year was marked by a rally to near zero rates as the impact of the pandemic affected the economy. The 10yr treasury dropped 127bps to 0.65%. The short end of the curve dropped 142bps with the Fed cutting 1.25bps which steepened the curve by 15bps in the 2nd half of the fiscal year. The economic forecast remains uncertain as we see economies trying to re-open after being quarantined by the pandemic.

Mortgages have benefitted as the Fed again began purchasing mortgages to support the sector. While we expect prepayments to increase, we continually strive to minimize our prepayment risk by predominantly purchasing securities with inherent call or prepayment protection. These positions include very seasoned securities which exhibit prepayment “burnout” as the remaining borrowers had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing.

We have worked throughout the year to maximize our return for our investors while increasing the dividend we pay out each month. The Fund has seen the dividend payout increase by over 15% in the past 3 years as we focus on product that gives us flexibility in managing the portfolio, while adding distributable income to the Fund. We continually seek to expand our portfolio to new products which can benefit in the environment we face. We actively manage the duration of our portfolio which usually benefits investors as rates move higher but could adversely affect returns in volatile environments. Ultimately, we strive to deliver a favorable return while maintaining an above market dividend to our investors.

Summary

While the trade war has taken second seat to the global pandemic, we see the global economy as fragile but well supported by governments trying to navigate a favorable result in unchartered territory. As such, we’ve added duration to take advantage of lower rates while adjusting our portfolio mix to benefit in the current environment. We currently lean toward lower rates with the rest of the market but recognize should the economy begin to show signs of strength; rates could reverse course. We remain agile in the management of our duration. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market.

Sincerely,

David Lysenko, Edward Smith and Alan Swide

Stone Beach Investment Management; Sub-Advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Bloomberg Barclays Mortgage-Backed Securities Index tracks agency mortgage packed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

(Unaudited)

(2)	ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

(3)	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4891-NLD-8/18/2020

Catalyst/Stone Beach Income Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	6.77%	3.07%	3.26%
Class A with load	1.74%	2.07%	2.37%
Class C	6.01%	2.31%	2.47%
Class I	6.93%	3.30%	3.48%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index (a)	-1.06%	4.58%	4.33%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2019, as supplemented April 29, 2020, the Fund’s total gross annual operating expenses are 2.60% for Class A, 3.35% for Class C and 2.35% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type & Issuer Type	% of Total Investments
Federal Home Loan Mortgage Association	28.7%
Interest Only Federal National Mortgage Association	15.4%
Federal Home Loan Mortgage Association or Federal National Mortgage Association	14.1%
Interest Only Federal Home Loan Mortgage Association	12.2%
Federal National Mortgage Association	10.1%
Real Estate Investment Trusts	5.5%
Government National Mortgage Association	4.2%
Private Collateralized Mortgage Obligations	1.6%
Interest Only Government National Mortgage Association	1.0%
Other/Cash & Equivalents	7.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 73.6%
	AEROSPACE/DEFENSE - 4.3%
$2,184,000	TransDigm, Inc.	6.500	7/15/2024	$2,090,951
150,000	TransDigm, Inc.	7.500	3/15/2027	144,178
				2,235,129
	BANK - 4.7%
2,424,000	JPMorgan Chase & Co.	2.295	8/15/2021	2,429,125

	COMPUTERS - 4.8%
2,250,000	Dell International LLC / EMC Corp. - #	5.450	6/15/2023	2,462,039

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
1,750,000	Oppenheimer Holdings, Inc.	6.750	7/1/2022	1,788,290

	ELECTRONICS - 2.2%
1,000,000	Avnet, Inc.	4.625	4/15/2026	1,132,747

	HEALTHCARE - SERVICES - 8.5%
2,400,000	Centene Corp.	4.250	12/15/2027	2,482,140
1,430,000	Universal Health Services, Inc. - #	4.750	8/1/2022	1,434,454
500,000	Universal Health Services, Inc. - #	5.000	6/1/2026	514,130
				4,430,724
	INTERNET - 9.6%
4,925,000	VeriSign, Inc.	4.625	5/1/2023	4,968,611

	INVESTMENT COMPANIES - 1.5%
790,000	Icahn Enterprises LP	6.375	12/15/2025	784,158

	REAL ESTATE INVESTMENT TRUSTS - 9.1%
2,435,000	Equinix, Inc.	5.875	1/15/2026	2,568,219
2,110,000	Sabra Health Care LP	5.125	8/15/2026	2,141,943
				4,710,162
	RETAIL - 14.2%
7,233,000	Carvana Co. - #	8.875	10/1/2023	7,275,928
50,000	Walmart, Inc.	3.400	6/26/2023	54,499
				7,330,427
	SEMICONDUCTORS - 4.9%
2,173,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875	1/15/2027	2,350,152
186,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125	1/15/2025	198,806
				2,548,958
	SOFTWARE - 6.3%
1,086,000	CA, Inc.	4.500	8/15/2023	1,149,174
2,000,000	Microsoft Corp.	2.375	5/1/2023	2,106,780
				3,255,954

	TOTAL CORPORATE BONDS (Cost - $38,093,762)			38,076,324

	CONVERTIBLE BONDS - 24.9%
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
1,531,000	EZCORP, Inc.	2.375	5/1/2025	1,199,113

	REAL ESTATE INVESTMENT TRUSTS - 20.5%
8,290,000	Arbor Realty Trust, Inc. - #	4.750	11/1/2022	7,583,827
3,000,000	Two Harbors Investment Corp.	6.250	1/15/2022	3,013,125
				10,596,952
	BIOTECHNOLOGY - 2.1%
1,260,000	Ligand Pharmaceuticals, Inc.	0.750	5/15/2023	1,108,215

	TOTAL CONVERTIBLE BONDS (Cost - $12,544,302)			12,904,280

	TOTAL INVESTMENTS - 98.5% (Cost - $50,638,064)			$50,980,604
	OTHER ASSETS LESS LIABILITIES - 1.5%			767,440
	NET ASSETS - 100.0%			$51,748,044

LP - Limited Partnership

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $19,270,378 or 37.24% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 90.0%
$31,421	ABFC 2003-AHL1 Trust	1 Month LIBOR + 1.275%	1.460	*	3/25/2033	$31,777
329,127	ABFC 2005-AQ1 Trust		4.639	+	6/25/2035	349,495
660,973	ABFC 2006-HE1 Trust	1 Month LIBOR + 0.22%	0.404	*	1/25/2037	441,643
239,671	ABFS Mortgage Loan Trust 2000-3		8.110	+	9/15/2031	231,991
170,128	Accredited Mortgage Loan Trust 2003-2	1 Month LIBOR + 0.74%	0.925	*	10/25/2033	165,260
390,432	Accredited Mortgage Loan Trust 2003-3	1 Month LIBOR + 0.76%	0.944	*	1/25/2034	370,060
375,167	Accredited Mortgage Loan Trust 2004-3		6.000	+	10/25/2034	383,313
1,020,458	Adjustable Rate Mortgage Trust 2005-12	1 Month LIBOR + 0.5%	0.685	*	3/25/2036	511,531
2,007,474	AFC Home Equity Loan Trust	1 Month LIBOR + 0.65%	0.835	*	6/25/2029	1,606,972
237,133	AFC Home Equity Loan Trust 1998-1	1 Month LIBOR + 0.66%	0.844	*	4/25/2028	233,493
379,267	AFC Home Equity Loan Trust 1998-2	1 Month LIBOR + 0.55%	0.735	*	6/25/2028	363,046
85,832	Alternative Loan Trust 2004-24CB		6.000		11/25/2034	87,326
11,959	Alternative Loan Trust 2005-2		3.144	#	3/25/2035	11,655
158,056	Alternative Loan Trust 2005-28CB		6.000		8/25/2035	107,575
321,669	Alternative Loan Trust 2005-3CB		5.000		3/25/2035	313,307
401,897	Alternative Loan Trust 2005-7CB		5.500		3/25/2035	401,655
2,372,568	Alternative Loan Trust 2006-45T1		6.000		2/25/2037	1,818,457
1,823,820	Alternative Loan Trust 2006-9T1		6.000		5/25/2036	1,299,185
1,056,382	Alternative Loan Trust 2006-J8		6.000		2/25/2037	686,003
73,969	Ameriquest Mort Sec Inc Asset Bckd Ps Thr Cert Ser 2002-AR1	1 Month LIBOR + 1.95%	2.135	*	9/25/2032	71,516
1,570,039	Amresco Residential Securities Corp Mort Loan Trust 1999-1	1 Month LIBOR + 1.25%	1.434	*	11/25/2029	1,532,273
167,056	AMRESCO Residential Securities Corp Mortgage Loan Trust 1997-3		5.723	#	9/25/2027	169,614
62,239	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7	1 Month LIBOR + 2.7%	2.885	*	9/25/2033	61,293
94,077	Argent Securities Trust 2006-W1	1 Month LIBOR + 0.3%	0.484	*	3/25/2036	86,881
3,409,661	Asset-Backed Pass-Through Certificates Series 2004-R12	1 Month LIBOR + 1.68%	1.865	*	1/25/2035	3,196,668
529,493	Asset-Backed Pass-Through Certificates Series 2004-R2	1 Month LIBOR + 0.72%	0.905	*	4/25/2034	495,881
117,949	Banc of America Alternative Loan Trust 2005-12		5.250		1/25/2021	111,365
404,045	Banc of America Alternative Loan Trust 2006-1		6.500		2/25/2036	395,450
348,443	Banc of America Alternative Loan Trust 2006-4		6.000		5/25/2046	342,865
14,543	Banc of America Funding 2004-3 Trust		5.500		10/25/2034	14,430
11,335	Banc of America Funding 2004-C Trust		3.915	#	12/20/2034	10,565
283,325	Banc of America Funding 2005-5 Trust		5.500		9/25/2035	300,465
403,008	Banc of America Funding 2005-H Trust		4.111	#	11/20/2035	368,954
77,363	Banc of America Funding 2006 J Trust		3.768	#	1/20/2047	71,385
80,153	Banc of America Funding 2006 J Trust		4.185	#	1/20/2047	75,738
43,552	Banc of America Funding 2006-A Trust		4.217	#	2/20/2036	41,243
978,044	Banc of America Funding 2006-H Trust		3.933	#	9/20/2046	894,758
154,174	Banc of America Funding 2007-2 Trust		4.154	#	3/25/2037	151,902
1,342,190	Banc of America Funding 2007-7 Trust		6.000		8/25/2037	1,293,504
291,778	Banc of America Funding 2007-A Trust	1 Month LIBOR + 0.21%	0.400	*	2/20/2047	258,128
745,979	Banc of America Funding 2009-R9 Trust ^		4.792	#	11/26/2021	676,933
14,778	Banc of America Mortgage 2005-A Trust		3.673	#	2/25/2035	14,418
29,857	Banc of America Mortgage 2005-G Trust		4.016	#	8/25/2035	25,766
477,576	Banc of America Mortgage 2006-2 Trust	1 Month LIBOR + 6%	6.000	*	7/25/2046	461,139
566,370	Banc of America Mortgage 2006-A Trust		3.763	#	2/25/2036	521,386
797,573	Bayview Financial Mortgage Pass-Through Trust 2007-B	1 Month LIBOR + 0.85%	1.034	*	8/28/2047	354,305
239,553	Bayview Financial Mortgage Pass-Through Trust 2007-B	1 Month LIBOR + 0.7%	0.884	*	8/28/2037	106,050
1,420,764	BCMSC Trust 1999-B		7.300	#	12/15/2029	378,007
1,611,849	BCMSC Trust 2000-A		8.290	#	6/15/2030	526,534
154,256	Bear Stearns ALT-A Trust 2005-4		3.776	#	5/25/2035	150,672
568,386	Bear Stearns ALT-A Trust 2006-6		3.773	#	11/25/2036	374,741
120,388	Bear Stearns ALT-A Trust 2006-8		3.592	#	8/25/2046	93,757
48,443	Bear Stearns ARM Trust 2004-10		4.312	#	1/25/2035	46,100
91,087	Bear Stearns ARM Trust 2004-2		2.750	#	5/25/2034	80,512
364,096	Bear Stearns ARM Trust 2004-5		3.531	#	7/25/2034	354,379
138,607	Bear Stearns ARM Trust 2004-7		4.250	#	10/25/2034	126,318
65,751	Bear Stearns ARM Trust 2006-2		3.914	#	7/25/2036	61,414
536,807	Bear Stearns ARM Trust 2006-4		3.732	#	10/25/2036	496,168
172,103	Bear Stearns Asset Backed Securities I Trust 2004-FR2	1 Month LIBOR + 2.625%	2.810	*	6/25/2034	147,516
242,790	Bear Stearns Asset Backed Securities I Trust 2004-FR3	1 Month LIBOR + 1.755%	1.940	*	9/25/2034	238,175
95,819	Bear Stearns Asset Backed Securities I Trust 2004-HE10	1 Month LIBOR + 2.025%	2.210	*	12/25/2034	98,094
241,128	Bear Stearns Asset Backed Securities I Trust 2004-HE7	1 Month LIBOR + 0.9%	1.085	*	8/25/2034	229,388
111,644	Bear Stearns Asset Backed Securities I Trust 2004-HE7	1 Month LIBOR + 2.925%	3.110	*	8/25/2034	98,597
263,109	Bear Stearns Asset Backed Securities I Trust 2006-AC3	1 Month LIBOR + 0.4%	0.584	*	5/25/2036	126,397
457,270	Bear Stearns Asset Backed Securities Trust 2004-HE3	1 Month LIBOR + 2.775%	2.959	*	4/25/2034	395,119
895,769	Bear Stearns Asset Backed Securities Trust 2004-SD2		4.762	#	3/25/2044	843,344
36,928	Bear Stearns Asset Backed Securities Trust 2004-SD4	1 Month LIBOR + 0.9%	1.085	*	8/25/2044	35,514
168,653	Bear Stearns Asset Backed Securities Trust 2006-SD3		4.166	#	7/25/2036	166,579
130,127	Carrington Mortgage Loan Trust Series 2004-NC2	1 Month LIBOR + 1.035%	1.220	*	8/25/2034	125,352
2,347,405	Carrington Mortgage Loan Trust Series 2006-FRE2	1 Month LIBOR + 0.08%	0.264	*	3/25/2035	1,929,160
500,000	Cascade MH Asset Trust 2019-MH1 ^		5.985	#	11/25/2044	476,637
742,496	C-BASS 2007-CB1 TRUST		3.403	+	1/25/2037	312,849
31,650	CDC Mortgage Capital Trust 2002-HE1	1 Month LIBOR + 0.62%	0.804	*	1/25/2033	31,239
22,411	CDC Mortgage Capital Trust 2003-HE4	1 Month LIBOR + 0.62%	0.804	*	3/25/2034	20,805
27,003	Centex Home Equity Loan Trust 2002-A		5.540		1/25/2032	27,761
30,222	Chase Funding Trust Series 2002-3		5.907	+	6/25/2032	30,242

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued) - 90.0%
$1,360,195	Chase Funding Trust Series 2003-6	1 Month LIBOR + 0.75%	0.934	*	11/25/2034	$1,356,017
379,890	Chase Mortgage Finance Trust Series 2006-S4		6.000		12/25/2036	262,226
9,661	Chase Mortgage Finance Trust Series 2007-A1		4.149	#	2/25/2037	9,410
284,338	ChaseFlex Trust Series 2005-2		6.500		6/25/2035	242,139
189,099	CHEC Loan Trust 2004-2	1 Month LIBOR + 0.64%	0.825	*	6/25/2034	180,508
125,151	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-1 ^	1 Month LIBOR + 0.33%	0.515	*	1/25/2035	122,086
156,582	CHL Mortgage Pass-Through Trust 2003-56		4.957	#	12/25/2033	149,705
255,455	CHL Mortgage Pass-Through Trust 2004-HYB5		3.848	#	4/20/2035	253,342
747,345	CHL Mortgage Pass-Through Trust 2004-HYB6		3.885	#	11/20/2034	729,436
846,093	CHL Mortgage Pass-Through Trust 2005-HYB9	12 Month LIBOR + 1.75%	3.793	*	2/20/2036	797,888
900,848	CHL Mortgage Pass-Through Trust 2006-12		6.000		7/25/2036	728,246
180,957	CHL Mortgage Pass-Through Trust 2006-17		6.000		12/25/2036	121,693
936,599	CHL Mortgage Pass-Through Trust 2006-3	1 Month LIBOR + 0.25%	0.434	*	2/25/2036	901,558
135,423	CHL Mortgage Pass-Through Trust 2006-J4		6.250		9/25/2036	92,604
2,348,416	CHL Mortgage Pass-Through Trust 2007-1		6.000		3/25/2037	1,870,882
549,123	CHL Mortgage Pass-Through Trust 2007-5		5.750		5/25/2037	417,053
957,540	CHL Mortgage Pass-Through Trust 2007-HY3		3.907	#	6/25/2047	936,688
205,098	CHL Mortgage Pass-Through Trust 2007-J2		6.000		7/25/2037	125,742
1,923,606	Citicorp Mortgage Securities Trust Series 2006-3		6.000		6/25/2036	1,937,295
1,662,567	Citicorp Mortgage Securities Trust Series 2006-5		6.000		10/25/2036	1,629,315
107,367	Citigroup Mortgage Loan Trust 2006-WF1		4.825	+	3/25/2036	70,427
1,029,845	Citigroup Mortgage Loan Trust 2006-WF1		4.825	+	3/25/2036	675,391
11,601	Citigroup Mortgage Loan Trust 2007-AR5		4.055	#	4/25/2037	10,655
44,938	Citigroup Mortgage Loan Trust 2007-FS1 ^		5.750	+	10/25/2037	47,628
970,102	Citigroup Mortgage Loan Trust 2013-A ^		4.315	#	5/25/2042	957,465
659,233	Citigroup Mortgage Loan Trust, Inc.^	1 Month LIBOR + 0.35%	0.534	*	2/25/2031	612,886
49,133	Citigroup Mortgage Loan Trust, Inc.		5.000		7/25/2034	49,213
4,495,001	Citigroup Mortgage Loan Trust, Inc.		3.138	#	5/25/2047	3,996,118
70,925	Countrywide Asset-Backed Certificates	1 Month LIBOR + 1.5%	1.685	*	3/25/2033	70,485
162,560	Countrywide Asset-Backed Certificates		5.115	+	2/25/2035	162,729
354,838	Countrywide Asset-Backed Certificates ^	1 Month LIBOR + 0.33%	0.515	*	7/25/2036	337,319
11,378	Credit Suisse First Boston Mortgage Securities Corp.		4.500		7/25/2020	11,052
372,994	Credit Suisse First Boston Mortgage Securities Corp.		5.000		7/25/2035	374,329
3,575,233	Credit Suisse First Boston Mortgage Securities Corp.		6.000		9/25/2035	2,226,606
406,343	Credit Suisse First Boston Mortgage Securities Corp.		6.000		12/25/2035	403,795
867,944	Credit Suisse First Boston Mortgage Securities Corp.		6.500		1/25/2036	467,449
37,734	Credit-Based Asset Servicing and Securitization LLC	1 Month LIBOR + 1.9%	2.085	*	2/25/2033	37,920
150,439	Credit-Based Asset Servicing and Securitization LLC	1 Month LIBOR + 0.78%	0.965	*	7/25/2033	142,404
102,775	Credit-Based Asset Servicing and Securitization LLC	1 Month LIBOR + 0.915%	1.100	*	1/25/2034	99,129
33,800	Credit-Based Asset Servicing and Securitization LLC	1 Month LIBOR + 1.725%	1.910	*	7/25/2035	32,614
52,897	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29		6.500		12/25/2033	54,892
44,590	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5		3.627	#	6/25/2034	43,817
785,992	CSMC 2018-RPL2 Trust ^		4.301	+	8/25/2062	799,078
409,769	Delta Funding Home Equity Loan Trust 1999-3	1 Month LIBOR + 0.82%	1.005	*	9/15/2029	395,186
101,658	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-2		5.590	+	1/25/2034	105,152
260,033	EMC Mortgage Loan Trust 2001-A ^	1 Month LIBOR + 0.74%	0.925	*	5/25/2040	249,890
450,158	Encore Credit Receivables Trust 2005-1	1 Month LIBOR + 1.02%	1.204	*	7/25/2035	415,275
246,381	Finance America Mortgage Loan Trust 2004-3	1 Month LIBOR + 1.38%	1.564	*	11/25/2034	214,007
250,541	First Franklin Mortgage Loan Trust 2005-FF1	1 Month LIBOR + 1.125%	1.310	*	12/25/2034	246,685
64,952	First Horizon Alternative Mortgage Securities Trust 2004-AA3		3.452	#	9/25/2034	62,947
18,933	First Horizon Alternative Mortgage Securities Trust 2005-AA6		3.422	#	8/25/2035	17,373
48,590	First Horizon Mortgage Pass-Through Trust 2000-H		4.488	#	5/25/2030	47,463
85,000	First Investors Auto Owner Trust 2017-2 ^		3.560		9/15/2023	86,452
10,633	Fremont Home Loan Trust 2003-A	1 Month LIBOR + 2.5875%	2.772	*	8/25/2033	11,322
197,784	Fremont Home Loan Trust 2004-2	1 Month LIBOR + 2.025%	2.210	*	7/25/2034	176,904
107,075	Fremont Home Loan Trust 2006-2	1 Month LIBOR + 0.17%	0.354	*	2/25/2036	101,778
198,772	GE Mortgage Services LLC		6.645	#	9/25/2028	204,327
2,679,727	GE-WMC Mortgage Securities Trust 2006-1	1 Month LIBOR + 0.15%	0.335	*	8/25/2036	1,531,156
8,498	GMACM Mortgage Loan Trust 2003-GH2		5.500	+	10/25/2033	8,752
130,480	GMACM Mortgage Loan Trust 2005-AR1		4.389	#	3/18/2035	127,629
120,319	GSAA Home Equity Trust 2005-12		5.069	#	9/25/2035	103,671
72,991	GSAA Home Equity Trust 2005-3	1 Month LIBOR + 1.95%	2.135	*	12/25/2034	67,375
307,625	GSAA Home Equity Trust 2006-1	1 Month LIBOR + 0.33%	0.515	*	1/25/2036	183,891
328,822	GSAA Home Equity Trust 2006-13		6.040	#	7/25/2036	158,067
263,671	GSAA Home Equity Trust 2006-15		5.876	+	9/25/2036	113,356
855,366	GSAA Home Equity Trust 2006-18		5.682	+	11/25/2036	353,602
552,552	GSAA Home Equity Trust 2006-3	1 Month LIBOR + 0.3%	0.484	*	3/25/2036	374,570
357,195	GSAMP Trust 2007-FM2	1 Month LIBOR + 0.06%	0.245	*	1/25/2037	225,633
151,129	GSAMP Trust 2007-FM2	1 Month LIBOR + 0.09%	0.275	*	1/25/2037	95,917
190,798	GSMPS Mortgage Loan Trust ^		7.500	#	6/19/2027	190,328
482,170	GSR Mortgage Loan Trust 2003-5F		4.000		8/25/2032	507,362
119,293	GSR Mortgage Loan Trust 2004-14		4.037	#	12/25/2034	118,718
282,070	GSR Mortgage Loan Trust 2005-AR4		3.619	#	7/25/2035	276,189
48,551	GSR Mortgage Loan Trust 2005-AR6		4.502	#	9/25/2035	47,914
447,502	GSR Mortgage Loan Trust 2006-3F		5.750		3/25/2036	480,306
31,517	GSR Mortgage Loan Trust 2006-AR1		3.888	#	1/25/2036	30,817
472,492	GSR Mortgage Loan Trust 2007-1F		6.000		1/25/2037	423,700
48,909	HarborView Mortgage Loan Trust 2004-6		2.623	#	8/19/2034	48,542
38,440	Home Equity Asset Trust	1 Month LIBOR + 1.9%	2.085	*	11/25/2032	34,968
44,563	Home Equity Asset Trust	1 Month LIBOR + 2.37%	2.554	*	8/25/2033	42,860
78,667	Home Equity Asset Trust	1 Month LIBOR + 2.1%	2.284	*	7/25/2034	75,836

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued) - 90.0%
$65,666	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2002-B	1 Month LIBOR + 1.425%	1.609	*	10/25/2033	$63,629
331,152	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A	1 Month LIBOR + 0.86%	1.045	*	10/25/2033	325,438
529,089	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C	1 Month LIBOR + 2.625%	2.810	*	3/25/2035	507,715
58,886	Home Equity Mortgage Trust	1 Month LIBOR + 1.6%	1.784	*	2/25/2035	58,945
10,668,557	Home Equity Mortgage Trust 2006-6	1 Month LIBOR + 0.2%	0.385	*	3/25/2037	1,060,862
9,300,190	Home Equity Mortgage Trust 2006-6	1 Month LIBOR + 0.42%	0.605	*	3/25/2037	971,078
140,244	HomeBanc Mortgage Trust 2005-5	1 Month LIBOR + 0.34%	0.524	*	1/25/2036	133,917
590,896	HSI Asset Loan Obligation Trust 2007-2		6.000		9/25/2037	344,439
527,842	HSI Asset Securitization Corp Trust 2007-NC1	1 Month LIBOR + 0.14%	0.325	*	4/25/2037	378,146
816,790	Impac CMB Trust Series 2004-10	1 Month LIBOR + 0.64%	0.825	*	3/25/2035	782,044
208,851	Impac CMB Trust Series 2004-10	1 Month LIBOR + 0.74%	0.925	*	3/25/2035	194,218
591,891	Impac CMB Trust Series 2004-9	1 Month LIBOR + 0.88%	1.064	*	1/25/2035	570,537
1,493,261	Impac CMB Trust Series 2004-9	1 Month LIBOR + 0.975%	1.159	*	1/25/2035	1,414,339
139,058	Impac CMB Trust Series 2005-4	1 Month LIBOR + 0.69%	0.875	*	5/25/2035	126,651
30,113	IndyMac INDX Mortgage Loan Trust 2004-AR6		4.007	#	10/25/2034	28,723
118,371	IndyMac INDX Mortgage Loan Trust 2005-AR3		3.530	#	4/25/2035	114,125
31,200	Irwin Home Equity Loan Trust 2004-1	1 Month LIBOR + 2.05%	2.234	*	12/25/2034	30,519
464,071	IXIS Real Estate Capital Trust 2005-HE2	1 Month LIBOR + 0.93%	1.114	*	9/25/2035	481,685
458,025	IXIS Real Estate Capital Trust 2006-HE2	1 Month LIBOR + 0.16%	0.344	*	8/25/2036	163,516
1,158,129	JP Morgan Alternative Loan Trust		6.500		12/25/2035	729,990
2	JP Morgan Alternative Loan Trust		3.833	#	5/25/2036	2
178,227	JP Morgan Mortgage Acquisition Trust 2007-CH2		4.632	+	10/25/2030	128,072
27,908	JP Morgan Mortgage Trust 2004-A3		3.850	#	7/25/2034	27,621
62,349	JP Morgan Mortgage Trust 2004-A5		3.805	#	12/25/2034	59,084
265,186	JP Morgan Mortgage Trust 2004-S1		5.000		9/25/2034	269,318
39,249	JP Morgan Mortgage Trust 2005-A1		4.609	#	2/25/2035	38,044
5,784	JP Morgan Mortgage Trust 2005-A5		3.873	#	8/25/2035	5,769
86,484	JP Morgan Mortgage Trust 2005-A6		4.332	#	9/25/2035	85,832
1,491,010	JP Morgan Mortgage Trust 2006-A2		3.649	#	4/25/2036	1,433,747
65,630	JP Morgan Mortgage Trust 2006-A2		3.649	#	4/25/2036	64,205
743,580	JP Morgan Mortgage Trust 2007-A1		3.968	#	7/25/2035	713,111
143,656	JP Morgan Mortgage Trust 2007-A1		3.968	#	7/25/2035	143,685
96,301	JP Morgan Mortgage Trust 2007-A1		3.905	#	7/25/2035	92,827
2,139,340	Legacy Mortgage Asset Trust 2019-GS6 - ^		3.000	+	6/25/2059	2,159,134
227,541	Lehman Mortgage Trust 2005-3		6.000		1/25/2036	108,845
72,271	Lehman Mortgage Trust 2007-9		6.000		10/25/2037	77,721
174,674	Lehman XS Trust 2007-3	1 Month LIBOR + 0.16%	0.344	*	3/25/2037	161,571
91,751	Long Beach Mortgage Loan Trust 2001-4	1 Month LIBOR + 1.425%	1.609	*	3/25/2032	90,415
35,464	Long Beach Mortgage Loan Trust 2004-3	1 Month LIBOR + 0.855%	1.040	*	7/25/2034	33,456
26,039	Long Beach Mortgage Loan Trust 2004-3	1 Month LIBOR + 2.925%	3.110	*	7/25/2034	25,984
15,394	MASTR Adjustable Rate Mortgages Trust 2003-5		2.891	#	11/25/2033	14,042
48,192	MASTR Adjustable Rate Mortgages Trust 2004-4		3.631	#	5/25/2034	47,612
329,110	MASTR Adjustable Rate Mortgages Trust 2006-2		4.027	#	4/25/2036	324,552
15,813	MASTR Alternative Loan Trust 2004-5		5.500		6/25/2034	16,364
594,984	Mastr Asset Backed Securities Trust 2005-WMC1	1 Month LIBOR + 0.945%	1.130	*	3/25/2035	599,292
2,262,913	Mastr Asset Backed Securities Trust 2006-NC2	1 Month LIBOR + 0.11%	0.295	*	8/25/2036	1,153,310
1,353,726	MASTR Asset Securitization Trust 2004-11		5.750		12/25/2034	1,382,202
1,585,626	MASTR Asset Securitization Trust 2004-3		5.500		3/25/2034	1,595,372
351	MASTR Asset Securitization Trust 2005-1		5.000		5/25/2020	353
25,150	MASTR Seasoned Securitization Trust 2004-1		4.464	#	10/25/2032	24,540
553,000	Meritage Mortgage Loan Trust 2004-1	1 Month LIBOR + 0.75%	0.934	*	7/25/2034	528,852
66,294	Merrill Lynch Mortgage Investors Trust MLMI Series 2002-A3		4.147	#	9/25/2032	64,288
2,914,999	Merrill Lynch Mortgage Investors Trust Series 2006-FF1 ^	1 Month LIBOR + 0.75%	0.934	*	8/25/2036	2,983,662
4,331	Merrill Lynch Mortgage Investors Trust Series MLCC 2004-E	6 Month LIBOR + 0.72%	1.693	*	11/25/2029	4,269
257,170	Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A1		4.625	#	12/25/2034	261,206
42,484	Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A2		3.738	#	2/25/2035	42,814
184,797	Morgan Stanley ABS Capital I Inc Trust 2004-NC5	1 Month LIBOR + 0.9%	1.085	*	5/25/2034	179,755
85,386	Morgan Stanley ABS Capital I Inc Trust 2004-NC8	1 Month LIBOR + 1.5%	1.685	*	9/25/2034	83,620
118,935	Morgan Stanley ABS Capital I Inc Trust 2006-HE7	1 Month LIBOR + 0.16%	0.344	*	9/25/2036	63,028
210,561	Morgan Stanley ABS Capital I Inc Trust 2007-HE5	1 Month LIBOR + 0.25%	0.672	*	3/25/2037	99,181
738,757	Morgan Stanley ABS Capital I Inc Trust Series 2004-SD2	1 Month LIBOR + 0.93%	1.114	*	4/25/2034	716,276
3,550,000	Morgan Stanley Capital I Inc Trust 2006-HE1	1 Month LIBOR + 0.37%	0.555	*	1/25/2036	2,609,274
312,703	Morgan Stanley Dean Witter Capital I Inc Trust 2002-AM1	1 Month LIBOR + 1.53%	1.715	*	1/25/2032	326,455
303,301	Morgan Stanley Dean Witter Capital I Inc Trust 2003-HYB1		3.235	#	3/25/2033	294,191
45,212	Morgan Stanley Mortgage Loan Trust 2004-5AR		3.625	#	7/25/2034	44,825
736,402	Morgan Stanley Mortgage Loan Trust 2006-8AR		3.778	#	6/25/2036	601,743
23,405	MortgageIT Trust 2005-1	1 Month LIBOR + 1.25%	1.423	*	2/25/2035	22,945
1,714,402	MRFC Mortgage Pass-Through Trust Series 1999-TBC2	1 Month LIBOR + 0.48%	0.665	*	6/15/2030	1,672,000
2,181,164	New Century Alternative Mortgage Loan Trust 2006-ALT1		5.909	#	7/25/2036	951,467
749,738	New Century Alternative Mortgage Loan Trust 2006-ALT2		5.081	+	10/25/2036	284,232
732,973	New Century Alternative Mortgage Loan Trust 2006-ALT2		5.081	+	10/25/2036	278,113
2,000,000	New Residential Mortgage LLC ^		5.437		6/25/2025	1,999,952
705,855	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AP2		6.000	+	7/25/2034	687,043
578,349	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AP3		5.318	#	8/25/2035	356,047
557,331	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR5		3.304	#	10/25/2035	529,595
297,365	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR6		4.077	#	12/25/2035	300,138
351,509	NovaStar Mortgage Funding Trust Series 2003-1	1 Month LIBOR + 1.425%	1.609	*	5/25/2033	337,527
102,281	NovaStar Mortgage Funding Trust Series 2003-4	1 Month LIBOR + 1.065%	1.249	*	2/25/2034	101,780
516,800	NovaStar Mortgage Funding Trust Series 2004-1	1 Month LIBOR + 1.4625%	1.647	*	6/25/2034	492,276
277,836	NovaStar Mortgage Funding Trust Series 2004-2	1 Month LIBOR + 1.02%	1.204	*	9/25/2034	258,257

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued) - 90.0%
$619,144	NovaStar Mortgage Funding Trust Series 2006-4	1 Month LIBOR + 0.15%	0.335	*	9/25/2036	$336,887
321	NovaStar Mortgage Funding Trust Series 2007-1		5.860	#	3/25/2037	181
150,000	Popular ABS Mortgage Pass-Through Trust 2005-B	1 Month LIBOR + 1.25%	1.434	*	8/25/2035	149,110
997,611	Pretium Mortgage Credit Partners I 2020-NPL2 LLC ^		3.721	+	2/27/2060	1,001,072
30,195	Prime Mortgage Trust 2006-CL1	1 Month LIBOR + 0.5%	0.685	*	2/25/2035	28,562
177,845	RAMP Series 2002-RS3 Trust	1 Month LIBOR + 0.975%	1.159	*	6/25/2032	167,693
89,333	RAMP Series 2003-RS9 Trust	1 Month LIBOR + 2.7%	2.885	*	10/25/2033	85,784
458,966	RAMP Series 2004-RS8 Trust	1 Month LIBOR + 0.9%	1.085	*	8/25/2034	458,080
1,033,587	RAMP Series 2007-RS1 Trust	1 Month LIBOR + 0.17%	0.354	*	2/25/2037	558,101
218,028	RASC Series 2003-KS4 Trust		5.110	+	6/25/2033	222,481
2,123,257	Renaissance Home Equity Loan Trust		6.254	+	8/25/2036	1,279,161
69,534	Renaissance Home Equity Loan Trust		5.909	+	4/25/2037	29,311
27,812	Renaissance Home Equity Loan Trust 2002-4		6.543	+	3/25/2033	26,546
533,610	Renaissance Home Equity Loan Trust 2004-2		5.914	+	7/25/2034	545,097
68,105	Renaissance Home Equity Loan Trust 2004-2		6.011	+	7/25/2034	68,411
330,202	Renaissance Home Equity Loan Trust 2007-2		5.675	+	6/25/2037	103,849
200,323	Renaissance Home Equity Loan Trust 2007-3		7.238	+	9/25/2037	109,609
614,731	Residential Asset Securitization Trust 2004-A7		5.500		10/25/2034	622,641
7,454,378	Residential Asset Securitization Trust 2005-A11CB		4.850		10/25/2035	4,553,567
165,603	Residential Asset Securitization Trust 2005-A4	1 Month LIBOR + 0.45%	0.635	*	4/25/2035	105,342
164,779	Residential Asset Securitization Trust 2005-A8CB		5.375		7/25/2035	139,108
582,028	Residential Asset Securitization Trust 2006-A1		6.000		4/25/2036	414,978
1,551,776	Residential Asset Securitization Trust 2007-A1		5.750		3/25/2037	860,591
254,332	Residential Asset Securitization Trust 2007-A8		6.000		8/25/2037	194,174
23,846	RFMSI Series 2005-SA3 Trust		3.822	#	8/25/2035	22,015
1,217,356	RFMSI Series 2006-S11 Trust		6.000		11/25/2036	1,178,865
98,372	RFMSI Series 2006-S3 Trust		5.500		3/25/2036	93,764
2,378,368	RFMSI Series 2007-S1 Trust		6.000		1/25/2037	2,305,364
91,059	RFMSI Series 2007-S6 Trust		6.000		6/25/2037	88,794
1,038,630	Saxon Asset Sec Trust 2000 1 Mtg Ln Asset Bk Cert Ser 2000 1		9.760	#	2/25/2030	1,115,612
98,371	Saxon Asset Securities Trust 2004-2		6.000	+	8/25/2035	90,792
65,853	SCF Equipment Leasing 2017-1 LLC ^		3.770		1/20/2023	66,232
57,372	Securitized Asset Backed Receivables LLC Trust 2005-FR2	1 Month LIBOR + 0.975%	1.159	*	3/25/2035	57,296
6,280	Sequoia Mortgage Trust 2013-1		1.855	#	2/25/2043	6,395
425,385	Specialty Underwriting & Residential Finance Trust Series 2006-BC5	1 Month LIBOR + 0.1%	0.285	*	11/25/2037	265,456
334,138	Structured Adjustable Rate Mortgage Loan Trust		2.811	#	1/25/2035	312,721
154,738	Structured Adjustable Rate Mortgage Loan Trust		3.920	#	4/25/2035	152,414
235,708	Structured Asset Investment Loan Trust 2004-5	1 Month LIBOR + 1.725%	1.910	*	5/25/2034	222,168
217,813	Structured Asset Investment Loan Trust 2004-9	1 Month LIBOR + 1.95%	2.135	*	10/25/2034	205,327
69,734	Structured Asset Mortgage Investments II Trust 2005-AR5	1 Month LIBOR + 0.25%	0.444	*	7/19/2035	64,776
683,104	Structured Asset Securities Corp. ^		4.855	#	4/15/2027	676,615
16,075	Structured Asset Securities Corp Mor Cer Ser 2003-31A		3.648	#	10/25/2033	15,658
1,879,000	Structured Asset Securities Corp Mortgage Loan Trust 2007-TC1 ^	1 Month LIBOR + 1.75%	1.934	*	4/25/2031	1,857,624
27,807	Structured Asset Securities Corp Mortgage Pass-through Certificates 2004-S2	1 Month LIBOR + 3.225%	3.409	*	6/25/2034	27,862
189,433	Structured Asset Securities Corp Mortgage Pass-Through Ctfs Ser 2003-34A		3.846	#	11/25/2033	179,731
254,429	TBW Mortgage-Backed Trust Series 2006-2		5.500		7/25/2036	122,384
4,308,830	TBW Mortgage-Backed Trust Series 2006-3		6.500		7/25/2036	2,042,949
115,815	Terwin Mortgage Trust 2004-7HE ^	1 Month LIBOR + 0.85%	1.034	*	7/25/2034	109,324
6,520,420	Terwin Mortgage Trust 2006-3 ^	1 Month LIBOR + 0.31%	0.494	*	4/25/2037	1,877,248
8,101	Thornburg Mortgage Securities Trust 2005-1		3.650	#	4/25/2045	7,716
26,303	Thornburg Mortgage Securities Trust 2006-4		3.940	#	7/25/2036	24,012
1,702,859	Thornburg Mortgage Securities Trust 2007-2	12 Month LIBOR + 1.25%	1.815	*	6/25/2037	1,542,886
409,747	Truman Capital Mortgage Loan Trust ^	1 Month LIBOR + 2.55%	2.734	*	1/25/2034	405,950
253,242	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust		4.351	#	9/25/2033	234,633
141,406	WaMu Mortgage Pass-Through Certificates Series 2004-AR14 Trust		3.820	#	1/25/2035	140,211
25,080,640	WaMu Mortgage Pass-Through Certificates Series 2005-AR15 Trust		2.420	#	11/25/2045	1,553,934
382,330	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 Trust		3.745	#	12/25/2035	368,333
98,287	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-1 Trust		5.500		2/25/2021	97,275
1,376,017	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust		6.086	+	9/25/2036	602,883
1,526,240	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-9 Trust		4.584	+	10/25/2036	637,665
924,994	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-9 Trust		4.584	+	10/25/2036	388,972
569,121	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-3 Trust		6.000		4/25/2037	542,860
80,449	Wells Fargo Alternative Loan 2007-PA2 Trust	1 Month LIBOR + 0.43%	0.614	*	6/25/2037	63,539
1,243,598	Wells Fargo Mortgage Backed Securities 2005-AR14 Trust		4.505	#	8/25/2035	1,206,732
48,096	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust		4.681	#	9/25/2036	43,098
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $128,140,051)					131,652,973

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.4%
	INTEREST ONLY FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 1.5%
701,399	Freddie Mac REMICS 4205 AI		2.500		5/15/2028	38,624
820,732	Freddie Mac REMICS 3349 SM	1 Month LIBOR + 6%	5.815	*	7/15/2037	150,785
6,598,194	Freddie Mac REMICS 4175 ES	1 Month LIBOR + 6.15%	5.965	*	6/15/2038	412,553
301,393	Freddie Mac REMICS 4679 DI		3.500		10/15/2038	2,458
12,378,055	Freddie Mac REMICS 4199 SD	1 Month LIBOR + 6.2%	6.015	*	6/15/2039	513,304
1,531,680	Freddie Mac REMICS 4103 DS	1 Month LIBOR + 6.15%	5.965	*	9/15/2040	128,027
1,772,778	Freddie Mac REMICS 4535 HI		3.000		3/15/2041	56,193
508,230	Freddie Mac REMICS 3980 TS	1 Month LIBOR + 6.5%	6.315	*	9/15/2041	90,225
1,906,869	Freddie Mac REMICS 4680 LI		4.000		10/15/2043	118,420
226,679	Freddie Mac REMICS 4449 PI		4.000		11/15/2043	20,212
7,598,566	Freddie Mac REMICS 4672 AI		4.500		3/15/2045	507,418
1,237,977	Freddie Mac REMICS 4818 BI		4.000		3/15/2045	67,748

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued) - 5.4%
	INTEREST ONLY FEDERAL HOME LOAN MORTGAGE ASSOCIATION (Continued) - 1.5%
$429,733	Freddie Mac REMICS 4840 IA		4.000		9/15/2045	$5,930
319,919	Freddie Mac REMICS 4840 GI		4.000		5/15/2046	4,668
						2,116,565
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.3%
228,432	Fannie Mae REMICS 2013-42 PD		1.250		5/25/2043	229,582
260,071	Fannie Mae REMICS 2017-96 KT	1 Month LIBOR + 16.00%	4.000	*	12/25/2057	261,883
						491,465
	INTEREST ONLY FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
938,284	Fannie Mae REMICS 2012-126 DI		3.000		11/25/2027	64,742
1,882,582	Fannie Mae REMICS 2013-109 AS	1 Month LIBOR + 6.15%	5.965	*	11/25/2030	116,288
826,404	Fannie Mae REMICS 2012-47 QH		4.000		5/25/2038	10,064
5,497,304	Fannie Mae REMICS 2012-99 AI		3.500		5/25/2039	211,801
966,549	Fannie Mae REMICS 2012-103 LI		4.500		5/25/2039	18,523
4,742,571	Fannie Mae REMICS 2012-94 YS	1 Month LIBOR + 6.65%	6.465	*	6/25/2039	588,744
1,438,252	Fannie Mae REMICS 2012-111 JS	1 Month LIBOR + 6.1%	5.915	*	7/25/2040	89,457
1,953,462	Fannie Mae REMICS 2010-135 MS	1 Month LIBOR + 5.95%	5.766	*	12/25/2040	378,945
2,884,999	Fannie Mae REMICS 2011-124 NS	1 Month LIBOR + 6.5%	6.316	*	12/25/2041	602,373
161,410	Fannie Mae REMICS 2012-88 SB	1 Month LIBOR + 6.67%	6.486	*	7/25/2042	31,272
6,064,336	Fannie Mae REMICS 2017-30 MI		4.000		2/25/2044	625,779
145,117	Fannie Mae REMICS 2017-6 MI		4.000		8/25/2044	11,762
568,181	Fannie Mae REMICS 2016-3 NI		6.000		2/25/2046	132,497
1,873,547	Fannie Mae REMICS 2017-112 SC	1 Month LIBOR + 6.15%	5.965	*	1/25/2048	352,448
2,256,295	Fannie Mae REMICS 2019-37 CI		4.500		9/25/2048	395,942
6,860,389	Fannie Mae REMICS 2019-34 KI		4.000		7/25/2049	525,547
						4,156,184
	INTEREST ONLY GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.8%
1,395,576	Government National Mortgage Association 2004-56 S	1 Month LIBOR + 7.65%	7.460	*	6/20/2033	282,673
423,931	Government National Mortgage Association 2018-1 IA		4.500		1/20/2035	6,985
2,653,471	Government National Mortgage Association 2019-58 IO		2.189	#	10/20/2039	176,517
3,107,819	Government National Mortgage Association 2010-131 SB	1 Month LIBOR + 6.05%	5.855	*	4/16/2040	236,437
1,922,197	Government National Mortgage Association 2014-118 AI		3.500		5/16/2040	126,595
399,306	Government National Mortgage Association 2012-36 QS	1 Month LIBOR + 6.62%	6.430	*	3/20/2042	66,437
3,912,559	Government National Mortgage Association 2018-154 DI		4.000		1/20/2045	286,413
						1,182,057

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $8,402,852)					7,946,271

Shares
	SHORT-TERM INVESTMENT - 6.5%
	MONEY MARKET FUND - 6.5%
9,536,312	First American Government Obligations Fund - Institutional Class 0.11% **					9,536,312
	TOTAL SHORT-TERM INVESTMENT (Cost - $9,536,312)

	TOTAL INVESTMENTS - 101.9% (Cost - $146,079,215)					$149,135,556
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%					(2,753,130)
	NET ASSETS - 100.0%					$146,382,426

*	Floating Rate, rate shown represents the rate at June 30, 2020.

#	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

+	Step Rate, rate shown represents the rate at June 30, 2020.

**	Rate shown represents the rate at June 30, 2020, is subject to change and resets daily.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020 the total market value of 144A securities is $17,921,856 or 12.24% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	COMMON STOCK - 58.5%
	AGRICULTURE - 7.5%
12,600	Bunge Ltd.			$518,238
3,991,700	Hanjaya Mandala Sampoerna Tbk. PT			459,667
37,600	Imperial Brands PLC - ADR			715,716
				1,693,621
	BEVERAGES - 0.8%
375,000	Thai Beverage PCL			181,445

	CHEMICALS - 0.5%
10,000	Mosaic Co. +			125,100

	ENVIRONMENTAL CONTROL - 4.3%
12,271	Tetra Tech, Inc.			970,882

	FOOD - 7.9%
6,755	Campbell Soup Co.			335,251
25,000	GrainCorp Ltd. *			70,915
197,800	Grupo Herdez SAB de CV			290,190
8,050	Nestle SA - ADR			889,042
20,000	Tiger Brands Ltd.			205,353
				1,790,751
	GAS - 4.4%
15,820	National Fuel Gas Co.			663,333
10,000	UGI Corp.			318,000
				981,333
	INTERNET - 1.3%
5,500	eBay, Inc. +			288,475

	INVESTMENT COMPANIES - 2.6%
6,895	Groupe Bruxelles Lambert SA			578,331

	PHARMACEUTICALS - 11.9%
5,400	Johnson & Johnson			759,402
8,525	Novartis AG - ADR			744,573
17,300	Sanofi - ADR			883,165
16,000	Takeda Pharmaceutical Co. Ltd. - ADR			286,880
				2,674,020
	SEMICONDUCTORS - 2.1%
9,000	Micron Technology, Inc. * +			463,680

	SOFTWARE - 2.2%
2,400	Microsoft Corp.			488,424

	TELECOMMUNICATIONS - 13.0%
20,400	Cisco Systems, Inc.			951,456
125,000	Nokia Oyj - ADR +			550,000
64,500	Orange SA - ADR			767,550
7,500	Verizon Communications, Inc.			413,475
15,790	Vodafone Group PLC - ADR			251,693
				2,934,174

	TOTAL COMMON STOCK (Cost - $12,020,660)			13,170,236

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 33.9%
	AEROSPACE/DEFENSE - 1.6%
$76,000	Howmet Aerospace, Inc.	5.400	4/15/2021	77,234
275,000	Boeing Co.	1.650	10/30/2020	275,203
				352,437
	AIRLINES - 0.9%
200,000	United Airlines Holdings, Inc.	6.000	12/1/2020	199,225

	AUTO MANUFACTURERS - 4.5%
490,000	Ford Motor Co.	9.215	9/15/2021	514,745
250,000	Ford Motor Credit Co. LLC	3.339	3/28/2022	243,050
250,000	Ford Motor Credit Co. LLC	2.343	11/2/2020	248,906
				1,006,701
	AUTO PARTS & EQUIPMENT - 1.3%
295,000	Goodyear Tire & Rubber Co.	8.750	8/15/2020	297,776

	CHEMICALS - 2.7%
624,000	Methanex Corp.	5.250	3/1/2022	616,980

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Coupon Rate (%)	Maturity		Value
	CORPORATE BONDS - 33.9% (Continued)
	COMMERCIAL SERVICES - 1.0%
$225,000	RR Donnelley & Sons Co.	7.875	3/15/2021		$223,566

	COMPUTERS - 1.1%
250,000	Seagate HDD Cayman	4.250	3/1/2022		258,431

	ELECTRIC - 1.1%
250,000	TransAlta Corp.	4.500	11/15/2022		253,324

	FOOD - 1.3%
106,000	Safeway, Inc.	3.950	8/15/2020		105,455
175,000	Safeway, Inc.	4.750	12/1/2021		177,384
					282,839
	HOUSEWARES - 0.7%
250,000	Tupperware Brands Corp.	4.750	6/1/2021		153,750

	MACHINERY-DIVERSIFIED - 0.4%
250,000	Briggs & Stratton Corp.	6.875	12/15/2020		82,187

	MEDIA - 0.5%
110,000	DISH DBS Corp.	6.750	6/1/2021		112,244

	MINING - 1.5%
40,000	AngloGold Ashanti Holdings PLC	5.125	8/1/2022		42,035
300,000	Freeport-McMoRan, Inc.	3.550	3/1/2022		300,668
					342,703
	OIL & GAS - 7.2%
222,000	Apache Corp.	3.625	2/1/2021		219,822
200,000	Murphy Oil Corp.	4.000	6/1/2022		192,623
275,000	Petroleos Mexicanos	3.500	7/23/2020		275,030
300,000	Nabors Industries, Inc.	5.000	9/15/2020		299,583
697,000	Transocean, Inc.	6.500	11/15/2020		644,725
					1,631,783
	PIPELINES - 0.9%
200,000	Buckeye Partners LP	4.875	2/1/2021		198,625

	RETAIL - 5.4%
185,000	Foot Locker, Inc.	8.500	1/15/2022		193,325
300,000	L Brands, Inc.	5.625	2/15/2022		293,918
500,000	QVC, Inc.	5.125	7/2/2022		507,400
225,000	Yum! Brands, Inc.	3.875	11/1/2020		225,812
					1,220,455
	TELECOMMUNICATIONS - 1.8%
200,000	Sprint Communications, Inc.	7.000	8/15/2020		201,098
200,000	Sprint Corp.	7.250	9/15/2021		209,901
					410,999

	TOTAL CORPORATE BONDS (Cost - $8,061,484)				7,644,025

Shares
	CLOSED-END FUND - 1.8%
23,500	Sprott Physical Gold and Silver Trust				397,150
	TOTAL CLOSED-END FUND (Cost - $336,373)

	TOTAL INVESTMENTS - 94.2% (Cost - $20,418,517)				$21,211,411
	OTHER ASSETS LESS LIABILITIES - 5.8%				1,303,213
	NET ASSETS - 100.0%				$22,514,624

Contracts (a)			Notional Value	Expiration Date - Exercise Price
	CALL OPTIONS WRITTEN - (0.0)% *
55	eBay, Inc.		247,500	1/15/2021 - $45.00	$52,525
200	Nokia Oyj		100,000	6/18/2021 - $5.00	12,000
300	Nokia Oyj		210,000	6/18/2021 - $7.00	7,800
300	Nokia Oyj		120,000	1/21/2022 - $4.00	35,400
425	Nokia Oyj		212,500	1/21/2022 - $5.00	33,150
	TOTAL OPTIONS (Premium - $63,915)				$140,875

ADR - American Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	COMMON STOCK - 0.1%
	SOFTWARE - 0.1%
7,817	Avaya Holdings Corp.			$96,618
	TOTAL COMMON STOCK (Cost - $198,736)

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 4.0%
	AIRLINES - 0.1%
$108,000	Mileage Plus Holdings LLC #	6.500	6/20/2027	108,540

	AUTO PARTS & EQUIPMENT - 0.2%
34,000	Clarios Global LP #	8.500	5/15/2027	34,254
108,000	Dana, Inc.	5.625	6/15/2028	107,482
				141,736
	BUILDING MATERIALS - 0.2%
185,000	Builders FirstSource, Inc. #	6.750	6/1/2027	189,937

	CHEMICALS - 0.1%
67,000	Olin Corp.	5.000	2/1/2030	59,450

	COMMERCIAL SERVICES - 0.2%
108,000	Brink’s Co. #	5.500	7/15/2025	110,271
55,000	Prime Security Services Borrower LLC #	5.750	4/15/2026	57,164
				167,435
	COMPUTERS - 0.1%
92,000	NCR Corp. #	8.125	4/15/2025	97,922

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
57,000	Energizer Holdings, Inc. #	7.750	1/15/2027	60,909
59,000	WESCO Distribution, Inc. #	7.250	6/15/2028	62,540
				123,449
	ENVIRONMENTAL CONTROL - 0.3%
228,000	Hulk Finance Corp. #	7.000	6/1/2026	236,792

	FOOD - 0.3%
200,000	Albertsons Cos., Inc. #	5.875	2/15/2028	206,692
72,000	US Foods, Inc. #	6.250	4/15/2025	73,575
				280,267
	HOME BUILDERS - 0.1%
44,000	Winnebago Industries, Inc. #	6.250	7/15/2028	44,000

	INSURANCE - 0.3%
53,000	GTCR AP Finance, Inc. #	8.000	5/15/2027	54,745
216,000	HUB International Ltd. #	7.000	5/1/2026	215,763
				270,508
	MACHINERY - DIVERSIFIED - 0.5%
216,000	Vertical Holdco GmbH #	7.625	7/15/2028	216,000
262,000	Vertical US Newco, Inc. #	5.250	7/15/2027	262,000
				478,000
	MEDIA - 0.7%
254,000	CSC Holdings LLC #	10.875	10/15/2025	273,646
69,000	Gray Television, Inc. #	5.875	7/15/2026	68,840
245,000	Nexstar Broadcasting, Inc. #	5.625	7/15/2027	243,782
71,000	Univision Communications, Inc. #	5.125	5/15/2023	71,875
				658,143
	MISCELLANEOUS MANUFACTURING - 0.1%
107,000	Hillenbrand, Inc.	5.750	6/15/2025	110,879

	OIL & GAS - 0.0%
22,000	Comstock Resources, Inc.	9.750	8/15/2026	20,570

	PACKAGING & CONTAINERS - 0.2%
94,000	Ardagh Packaging Finance PLC #	5.250	8/15/2027	92,503
86,000	Silgan Holdings, Inc.	4.750	3/15/2025	87,407
				179,910
	REAL ESTATE INVESTMENT TRUSTS - 0.1%
108,000	Iron Mountain, Inc. #	5.250	7/15/2030	106,716

	RETAIL - 0.1%
86,000	Beacon Roofing Supply, Inc. #	4.875	11/1/2025	76,985

	SOFTWARE - 0.2%
216,000	SS&C Technologies, Inc. #	5.500	9/30/2027	220,146

	TELECOMMUNICATIONS - 0.1%
56,000	CenturyLink, Inc.	6.875	1/15/2028	59,767

	TOTAL CORPORATE BONDS (Cost - $3,618,022)			3,631,152

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED LOAN OBLIGATIONS - 2.3%
$500,000	CARLYLE US CLO 2017-1 Ltd. #	3 Month LIBOR + 6.000%	7.135	*	4/20/2031	$387,838
1,000,000	Neuberger Berman CLO XVI-S Ltd. #	3 Month LIBOR + 5.400%	6.619	*	1/15/2028	896,624
500,000	Octagon Investment Partners 37 Ltd. #	3 Month LIBOR + 5.400%	6.391	*	7/25/2030	413,549
500,000	Sound Point CLO X Ltd. #	3 Month LIBOR + 5.250%	6.385	*	1/20/2028	396,488
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $2,482,617)					2,094,499

	BANK LOANS - 86.7%
	AEROSPACE & DEFENSE - 1.8%
500,000	Amentum Government Services Holdings LLC	1 Month LIBOR + 4.000%	4.178	*	2/1/2027	492,290
500,000	Atlantic Aviation FBO, Inc.	1 Month LIBOR + 3.750%	3.930	*	12/8/2025	472,500
474,934	Dynasty Acquisition Co., Inc.	3 Month LIBOR + 3.500%	3.808	*	4/6/2026	409,037
255,777	Dynasty Acquisition Co., Inc.	1 Month LIBOR + 3.500%	3.808	*	4/6/2026	220,288
						1,594,115
	AIR TRANSPORT - 2.9%
393,750	American Airlines, Inc.	1 Month LIBOR + 2.000%	2.185	*	12/14/2023	319,266
833,219	Lineage Logistics LLC	1 Month LIBOR + 3.000%	4.000	*	2/27/2025	809,264
127,000	Mileage Plus Holdings LLC			* @	6/25/2027	126,220
1,615,705	WestJet Airlines Ltd.	6 Month LIBOR + 3.000%	4.000	*	12/11/2026	1,312,760
						2,567,510
	AUTOMOTIVE - 1.1%
496,241	Fastlane Parent Co., Inc.	1 Month LIBOR + 4.500%	4.678	*	2/4/2026	470,188
540,026	Wand NewCo 3, Inc.	6 Month LIBOR + 3.000%	4.072	*	2/5/2026	514,375
						984,563
	BUILDING & DEVELOPMENT - 0.8%
534,583	Cushman & Wakefield U.S. Borrower, LLC	1 Month LIBOR + 2.750%	2.928	*	8/21/2025	505,983
265,417	Cushman & Wakefield U.S. Borrower, LLC	1 Month LIBOR + 2.750%	2.928	*	8/21/2025	251,217
						757,200
	BUSINESS EQUIPMENT & SERVICES - 10.8%
999,610	Allied Universal Holdco LLC	1 Month LIBOR + 4.250%	4.428	*	7/10/2026	973,091
748,125	AVSC Holding Corp.	3 Month LIBOR + 4.500%	6.204	*	10/15/2026	531,169
500,000	Blackhawk Network Holdings, Inc.	1 Month LIBOR + 7.000%	7.250	*	6/15/2026	459,375
500,000	Castle US Holding Corp.	3 Month LIBOR + 3.750%	4.058	*	1/31/2027	458,750
718,285	Dcert Buyer, Inc.	1 Month LIBOR + 4.000%	4.178	*	10/16/2026	697,034
997,500	Dun & Bradstreet Corp.	1 Month LIBOR + 4.000%	4.184	*	2/6/2026	974,433
700,000	MH Sub I LLC	6 Month LIBOR + 3.500%	4.572	*	9/13/2024	677,169
335,000	MH Sub I LLC	3 Month LIBOR + 3.750%	4.750	*	9/13/2024	324,112
1,000,000	Pike Corp.	1 Month LIBOR + 3.250%	4.250	*	7/24/2026	974,200
750,000	Prime Security Services Borrower LLC ^	1-12 Month LIBOR + 3.250%	4.250	*	9/23/2026	723,049
997,468	Red Ventures LLC	1 Month LIBOR + 2.500%	2.678	*	11/8/2024	947,286
1,285,363	Staples, Inc.	3 Month LIBOR + 5.000%	5.687	*	4/16/2026	1,115,971
384,232	Stiphout Finance LLC	1 Month LIBOR + 3.000%	4.000	*	10/26/2022	366,462
495,766	WASH Multifamily Laundry Systems LLC	1 Month LIBOR + 3.250%	4.250	*	5/16/2022	477,589
76,817	WASH Multifamily Laundry Systems LLC	1 Month LIBOR + 3.250%	4.250	*	5/16/2022	74,000
						9,773,690
	CABLE & SATELLITE & SERVICES - 1.7%
491,184	Altice France SA	1 Month LIBOR + 3.688%	4.438	*	2/2/2026	472,563
84,882	Connect Finco SARL	1 Month LIBOR + 4.500%	5.500	*	12/11/2026	80,161
500,000	CSC Holdings LLC	3 Month LIBOR + 2.250%	2.435	*	1/15/2026	475,225
500,000	Ziggo Financing Partnership	1 Month LIBOR + 2.500%	2.685	*	4/15/2028	473,543
						1,501,492
	CHEMICALS & PLASTICS - 1.6%
850,000	Nouryon USA LLC	1 Month LIBOR + 3.000%	3.188	*	10/1/2025	801,125
108,000	PQ Corp.			* @	2/7/2027	104,557
516,546	Solenis International LLC	3 Month LIBOR + 4.000%	4.363	*	6/26/2025	498,253
						1,403,935
	CONGLOMERATES - 0.5%
441,855	St. George’s University Scholastic Services LLC	1 Month LIBOR + 3.250%	3.430	*	7/17/2025	428,600

	CONTAINERS & GLASS PRODUCTS - 1.3%
400,000	Mauser Packaging Solutions Holding Co.	3 Month LIBOR + 3.250%	4.561	*	4/3/2024	362,000
888,758	Reynolds Group Holdings, Inc.	1 Month LIBOR + 2.750%	2.928	*	2/6/2023	851,368
						1,213,368
	COSMETICS/TOILETRIES - 0.5%
450,000	Diamond BC BV	1 Month LIBOR + 5.000%	6.000	*	9/6/2024	441,562

	DIVERSIFIED INSURANCE - 7.1%
1,250,000	Acrisure LLC	1 Month LIBOR + 3.500%	3.678	*	2/16/2027	1,185,625
53,000	AssuredPartners, Inc.	1 Month LIBOR + 4.500%	5.500	*	2/12/2027	52,271
1,000,000	BroadStreet Partners, Inc.	1 Month LIBOR + 3.250%	3.428	*	1/27/2027	955,940
1,250,000	HUB International Ltd.	3 Month LIBOR + 4.000%	5.000	*	4/25/2025	1,235,000
994,911	Hyperion Insurance Group Ltd.	1 Month LIBOR + 3.500%	4.500	*	12/20/2024	972,371
1,250,000	Sedgwick Claims Management Services, Inc.	1 Month LIBOR + 3.250%	3.428	*	12/31/2025	1,183,931
835,881	USI, Inc.	1 Month LIBOR + 3.000%	3.308	*	5/16/2024	795,759
						6,380,897

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BANK LOANS - 86.7% (Continued)
	DRUGS - 2.6%
$500,000	Albany Molecular Research, Inc.	3 Month LIBOR + 3.250%	4.250	*	8/28/2024	$485,375
165,337	Endo International PLC	1 Month LIBOR + 4.250%	5.000	*	4/29/2024	156,889
750,000	Jaguar Holding Co. II	1 Month LIBOR + 2.500%	3.500	*	8/18/2022	742,500
992,513	PharMerica	1 Month LIBOR + 3.250%	3.435	*	3/5/2026	958,767
						2,343,531
	ECOLOGICAL SERVICES & EQUIPMENT - 2.5%
671,617	Belfor Holdings, Inc.	1 Month LIBOR + 4.000%	4.178	*	4/6/2026	664,061
842,494	Packers Holdings LLC	1 Month LIBOR + 3.000%	4.000	*	12/4/2024	812,165
884,089	Restaurant Technologies, Inc.	1 Month LIBOR + 3.250%	3.428	*	10/1/2025	817,782
						2,294,008
	ELECTRONICS/ELECTRICAL - 6.4%
83,000	Cardtronics USA, Inc.	1 Month LIBOR + 4.000%	5.000	*	6/24/2027	81,755
498,750	Helios Software Holdings, Inc.	6 Month LIBOR + 4.250%	5.322	*	10/24/2025	482,790
719,987	Huskies Parent, Inc.	1 Month LIBOR + 4.000%	4.178	*	8/1/2026	704,688
176,649	Ivanti Software, Inc.	3 Month LIBOR + 9.000%	10.000	*	1/20/2025	158,101
497,000	MA FinanceCo LLC	1 Month LIBOR + 4.250%	5.250	*	5/29/2025	487,060
344,724	Mitchell International, Inc.	1 Month LIBOR + 3.250%	3.428	*	11/29/2024	323,215
250,000	Quest Software US Holdings, Inc.	3 Month LIBOR + 8.250%	9.010	*	5/18/2026	224,687
851,710	Quest Software US Holdings, Inc.	1 Month LIBOR + 4.250%	5.010	*	5/16/2025	821,048
1,213,409	TIBCO Software, Inc.	1 Month LIBOR + 3.750%	3.930	*	6/30/2026	1,149,705
374,060	Ultimate Software Group, Inc.	3 Month LIBOR + 3.750%	3.928	*	5/4/2026	363,370
656,246	VeriFone Systems, Inc.	3 Month LIBOR + 4.000%	4.377	*	8/20/2025	552,887
472,995	VM Consolidated, Inc.	3 Month LIBOR + 3.250%	3.558	*	2/28/2025	452,893
						5,802,199
	EQUIPMENT LEASING - 1.3%
1,246,795	Spin Holdco, Inc.	3 Month LIBOR + 3.250%	4.250	*	11/14/2022	1,197,603

	FINANCIAL INTERMEDIARIES - 4.9%
90,545	AqGen Ascensus, Inc.	3 Month LIBOR + 4.250%	5.322	*	12/5/2022	88,281
471,420	Aretec Group, Inc.	1 Month LIBOR + 4.250%	4.428	*	10/1/2025	436,063
500,000	Citadel Securities LP	1 Month LIBOR + 2.750%	2.928	*	2/27/2026	487,915
613,519	Edelman Financial Center LLC	1 Month LIBOR + 3.000%	3.180	*	7/21/2025	587,923
525,000	Edelman Financial Center LLC	1 Month LIBOR + 6.750%	6.930	*	7/20/2026	481,197
600,000	First Eagle Holdings, Inc.	3 Month LIBOR + 2.500%	2.808	*	2/1/2027	580,311
113,715	Jane Street Group LLC	1 Month LIBOR + 3.000%	3.178	*	1/31/2025	111,085
1,338,233	NFP Corp.	1 Month LIBOR + 3.250%	3.428	*	2/15/2027	1,251,248
446,712	Russell Investments US Institutional Holdco, Inc.	6 Month LIBOR + 2.750%	3.822	*	6/1/2023	434,428
						4,458,451
	FOOD PRODUCTS - 2.5%
850,000	Froneri US, Inc.	1 Month LIBOR + 2.250%	2.428	*	1/29/2027	801,660
200,000	Froneri US, Inc.	1 Month LIBOR + 5.750%	5.928	*	1/28/2028	193,500
817,900	H-Food Holdings LLC	1 Month LIBOR + 3.688%	3.866	*	5/23/2025	781,520
500,000	Utz Quality Foods LLC	1 Month LIBOR + 3.500%	3.678	*	11/24/2024	492,710
						2,269,390
	FOOD SERVICE - 0.5%
500,000	Restaurant Brands International, Inc.	1 Month LIBOR + 1.750%	1.925	*	11/14/2026	475,063

	FOOD/DRUG RETAILERS - 0.3%
301,452	US Foods, Inc.	3 Month LIBOR + 2.000%	3.072	*	9/14/2026	282,486

	HEALTH CARE - 9.4%
500,000	CHG Healthcare Services, Inc.	6 Month LIBOR + 3.000%	4.072	*	6/7/2023	483,395
1,250,000	ExamWorks Group, Inc.	6 Month LIBOR + 3.250%	4.322	*	7/27/2023	1,225,781
137,027	Eyecare Partners LLC	6 Month LIBOR + 3.750%	4.822	*	2/18/2027	124,523
31,973	Eyecare Partners LLC		1.875	* @	2/18/2027	29,055
552,564	Heartland Dental LLC	1 Month LIBOR + 3.500%	3.678	*	4/30/2025	496,156
954,261	National Mentor Holdings, Inc.	1 Month LIBOR + 4.250%	4.430	*	3/9/2026	924,441
43,339	National Mentor Holdings, Inc.	1 Month LIBOR + 4.250%	4.430	*	3/9/2026	41,984
344,776	Radnet Management, Inc.	6 Month LIBOR + 3.750%	4.750	*	6/30/2023	329,099
1,100,000	RegionalCare Hospital Partners Holdings, Inc.	1 Month LIBOR + 3.750%	3.923	*	11/14/2025	1,034,512
498,718	TecoStar Holdings, Inc.	6 Month LIBOR + 3.250%	4.425	*	5/1/2024	474,406
1,326,590	Upstream Newco, Inc.	1 Month LIBOR + 4.500%	4.678	*	11/20/2026	1,240,361
583,649	Verscend Holding Corp.	1 Month LIBOR + 4.500%	4.678	*	8/27/2025	566,066
1,546,746	VVC Holding Corp.	3 Month LIBOR + 4.500%	4.818	*	2/11/2026	1,504,211
						8,473,990
	INDUSTRIAL EQUIPMENT - 4.7%
343,782	AI Aqua Merger Sub, Inc.	6 Month LIBOR + 3.250%	4.322	*	12/13/2023	331,320
600,000	AI Aqua Merger Sub, Inc.	6 Month LIBOR + 5.250%	6.391	*	12/13/2023	597,000
440,192	APi Group DE, Inc.	1 Month LIBOR + 3.000%	2.678	*	10/1/2026	425,426
1,400,000	Brookfield WEC Holdings, Inc.	1 Month LIBOR + 3.000%	3.750	*	8/1/2025	1,356,250
53,000	Gardner Denver, Inc.	1 Month LIBOR + 2.750%	2.934	*	2/28/2027	51,642
1,250,000	Mirion Technologies, Inc.	3 Month LIBOR + 4.000%	5.072	*	3/6/2026	1,222,462
285,000	Vertiv Group Corp.	1 Month LIBOR + 3.000%	3.183	*	3/2/2027	272,175
						4,256,275

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BANK LOANS - 86.7% (Continued)
	LEISURE GOODS - 4.8%
$9,000	Alterra Mountain Co.	1 Month LIBOR + 2.750%	2.928	*	7/31/2024	$8,519
367,411	Alterra Mountain Co.	1 Month LIBOR + 2.750%	2.928	*	7/31/2024	347,778
29,972	Alterra Mountain Co.	1 Month LIBOR + 2.750%	2.928	*	7/31/2024	28,370
261,000	Alterra Mountain Co.	1 Month LIBOR + 4.500%	5.500	*	8/3/2026	257,085
500,000	Buzz Merger Sub Ltd.	1 Month LIBOR + 2.750%	2.928	*	1/29/2027	485,625
243,000	Creative Artists Agency LLC	1 Month LIBOR + 4.250%	5.250	*	11/27/2026	230,759
408,637	Crown Finance US, Inc.	6 Month LIBOR + 2.500%	3.572	*	9/30/2026	305,711
604,154	Delta 2 Lux Sarl	1 Month LIBOR + 2.500%	3.500	*	2/1/2024	577,348
994,000	Hoya Midco LLC	6 Month LIBOR + 3.500%	4.572	*	6/28/2024	843,657
206,802	Prometric Holdings, Inc.	1 Month LIBOR + 3.000%	4.000	*	1/29/2025	187,414
994,845	UFC Holdings LLC	6 Month LIBOR + 3.250%	4.250	*	4/29/2026	954,221
117,369	William Morris Endeavor Entertainment LLC	1 Month LIBOR + 2.750%	2.930	*	5/16/2025	96,661
						4,323,148
	LIFE INSURANCE - 0.8%
748,087	Versant Health Holdco, Inc.	1 Month LIBOR + 3.000%	4.000	*	12/2/2024	719,570

	OIL & GAS - 1.6%
243,040	Crestwood Holdings LLC	1 Month LIBOR + 7.500%	7.700	*	3/6/2023	164,533
59,886	Energy & Exploration Partners LLC ^		5.000		5/13/2022	299
492,065	GIP III Stetson I LP	1 Month LIBOR + 4.250%	4.430	*	7/18/2025	339,525
419,738	Lower Cadence Holdings LLC	1 Month LIBOR + 4.000%	4.178	*	5/22/2026	375,665
583,021	Prairie ECI Acquiror LP	1 Month LIBOR + 4.750%	4.928	*	3/11/2026	531,581
						1,411,603
	PROPERTY & CASUALTY INSURANCE - 1.3%
525,000	Asurion LLC	1 Month LIBOR + 6.500%	6.678	*	8/4/2025	523,688
500,000	Confie Seguros Holding II Co.	1 Month LIBOR + 4.750%	5.750	*	4/19/2022	451,375
300,000	Confie Seguros Holding II Co.	1 Month LIBOR + 8.500%	8.673	*	10/31/2025	209,063
						1,184,126
	PUBLISHING - 0.4%
418,000	Meredith Corp.	1 Month LIBOR + 4.250%	5.250	*	1/31/2025	387,173

	RADIO & TELEVISION - 4.4%
412,181	ION Media Networks, Inc.	3 Month LIBOR + 3.000%	3.813	*	12/18/2024	391,315
717,102	Nexstar Broadcasting, Inc.	1 Month LIBOR + 1.750%	1.923	*	10/26/2023	688,417
500,000	Sinclair Television Group, Inc.	1 Month LIBOR + 2.500%	2.430	*	1/3/2024	478,333
700,000	Sinclair Television Group, Inc.	1 Month LIBOR + 2.500%	2.690	*	7/18/2026	670,250
373,750	Terrier Media Buyer, Inc.	3 Month LIBOR + 4.250%	4.428	*	12/17/2026	357,866
65,000	Terrier Media Buyer, Inc.	1 Month LIBOR + 4.250%	4.428	*	12/17/2026	62,156
927,498	Univision Communications, Inc.	1 Month LIBOR + 2.750%	3.750	*	3/15/2024	861,414
493,000	Univision Communications, Inc.	1 Month LIBOR + 3.750%	4.750	*	3/15/2026	461,941
						3,971,692
	RETAILERS - 1.3%
500,000	Bass Pro Group LLC	6 Month LIBOR + 5.000%	6.072	*	9/25/2024	483,035
750,000	Harbor Freight Tools USA, Inc.	1 Month LIBOR + 2.500%	3.250	*	8/18/2023	724,065
						1,207,100
	TELECOMMUNICATIONS - 2.9%
1,312,844	CenturyLink, Inc.	1 Month LIBOR + 2.500%	2.428	*	3/15/2027	1,242,370
521,101	Global Tel*Link Corp.	1 Month LIBOR + 4.250%	4.428	*	11/28/2025	453,871
87,982	Global Tel*Link Corp.	1 Month LIBOR + 8.250%	8.428	*	11/30/2026	67,966
900,000	Zayo Group Holdings, Inc.	1 Month LIBOR + 3.000%	3.178	*	3/9/2027	857,205
						2,621,412
	UTILITIES - 4.0%
371,215	APLP Holdings LP	1 Month LIBOR + 2.500%	3.500	*	4/11/2025	361,779
500,000	Calpine Corp.	1 Month LIBOR + 2.250%	2.430	*	4/6/2026	483,543
397,985	Edgewater Generation LLC	1 Month LIBOR + 3.750%	3.928	*	12/12/2025	381,484
1,363,699	Granite Generation LLC	1 Month LIBOR + 3.750%	4.750	*	11/7/2026	1,332,171
997,508	USIC Holdings, Inc.	1 Month LIBOR + 3.250%	4.250	*	12/8/2023	953,867
						3,512,844

	TOTAL BANK LOANS (Cost - $81,620,181)					78,238,596

	SHORT-TERM INVESTMENT - 7.9%
	MONEY MARKET - 7.9%
7,108,072	First American Government Obligations Fund - Class U 0.11%					7,108,072
	TOTAL SHORT-TERM INVESTMENT (Cost - $7,108,072)

	TOTAL INVESTMENTS - 101.0% (Cost - 95,027,628)					$91,168,937
	LIABILITIES LESS OTHER ASSETS - (1.0)%					(921,003)
	NET ASSETS - 100.0%					$90,247,934

*	Floating Rate, rate shown represents the rate at June 30, 2020.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $5,280,098 or 5.85% of net assets.

^	The security is illiquid; total illiquid securities represent 0.80% of net assets.

@	Security has not settled. Interest rate will be set at settlement.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	COMMON STOCK - 0.5%
	DIVERSIFIED FINANCIAL SERVICES - 0.0%
3,588	Community Choice Financial, Inc. (a) ^#*			$—

	INVESTMENT COMPANIES - 0.5%
17,102	PHI Group, Inc. ^#*			85,510

	TOTAL COMMON STOCK (Cost - $418,742)			85,510

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 13.4%
	BIOTECHNOLOGY - 4.1%
$649,000	PDL BioPharma, Inc.	2.750	12/1/2021	690,374

	ENGINEERING & CONSTRUCTION - 1.7%
308,000	Tutor Perini Corp. ^^	2.875	6/15/2021	293,247

	INVESTMENT COMPANIES - 3.6%
671,000	Prospect Capital Corp.	4.950	7/15/2022	612,870

	REAL ESTATE INVESTMENT TRUSTS - 4.0%
769,000	Colony Capital, Inc.	5.000	4/15/2023	664,224

	TOTAL CONVERTIBLE BONDS - (Cost - $2,344,068)			2,260,715

	CORPORATE BONDS - 83.8%
	AIRLINES - 3.6%
628,000	Southwest Airlines Co.	3.000	11/15/2026	611,822

	APPAREL - 4.2%
797,000	Under Armour, Inc. ^^	3.250	6/15/2026	707,497

	AUTO PARTS & EQUIPMENT - 12.4%
787,000	American Axle & Manufacturing, Inc. ^^	6.250	4/1/2025	774,963
791,000	Dana, Inc.	5.500	12/15/2024	799,816
789,000	Titan International, Inc.	6.500	11/30/2023	518,101
				2,092,880
	BUILDING MATERIALS - 4.4%
756,000	US Concrete, Inc.	6.375	6/1/2024	748,519

	DIVERSIFIED FINANCIAL SERVICES - 4.3%
1,382,395	Community Choice Financial, Inc. (a)^ ~	10.750	12/15/2023	6,912
786,000	Enova International, Inc. (a)	8.500	9/15/2025	711,821
				718,733
	HOME BUILDERS - 7.6%
844,000	Beazer Homes USA, Inc.	5.875	10/15/2027	808,683
465,000	TRI Pointe Group, Inc.	5.875	6/15/2024	479,254
				1,287,937
	INTERNET - 0.9%
155,000	Uber Technologies, Inc. (a) ^^	8.000	11/1/2026	157,868

	INVESTMENT COMPANIES - 2.1%
360,000	Ares Capital Corp.	3.250	7/15/2025	349,785

	MINING - 5.3%
604,000	Coeur Mining, Inc.	5.875	6/1/2024	582,042
300,000	Hecla Mining Co.	7.250	2/15/2028	305,250
3,289,547	MolyCorp., Inc. ^+@	10.000	6/1/2020	33
				887,325
	OFFICE/BUSINESS EQUIPMENT - 5.3%
1,281,000	Pitney Bowes, Inc. ^^	4.625	3/15/2024	900,037

	OIL & GAS - 5.7%
750,000	Occidental Petroleum Corp. ^^	6.600	3/15/2046	656,134
1,017,000	Transocean, Inc. ^	6.800	3/15/2038	307,581
				963,715

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 83.8% (Continued)
	OIL & GAS SERVICES - 0.0%
$791,000	PHI, Inc. (a) ^#+	5.250	3/15/2021	$—

	REAL ESTATE INVESTMENT TRUSTS - 8.1%
382,000	SITE Centers Corp.	4.250	2/1/2026	387,348
1,048,000	The GEO Group, Inc.	5.875	1/15/2022	983,564
				1,370,912
	RETAIL - 12.0%
670,000	Kohl’s Corp.	3.250	2/1/2023	653,597
1,270,000	L Brands, Inc.	6.750	7/1/2036	1,045,527
450,000	Nordstrom, Inc.	5.000	1/15/2044	319,123
				2,018,247
	SEMICONDUCTORS - 3.9%
588,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	651,807
8,669,000	Energy Conversion Devices, Inc. (a) ^+#	—	Perpetual	—
				651,807
	TRANSPORTATION - 4.0%
713,000	Bristow Group, Inc. ^^	7.750	12/15/2022	659,525

	TOTAL CORPORATE BONDS (Cost - $22,240,379)			14,126,609

Shares
	WARRANT - 0.4%
14,310	PHI Group, Inc. ^ #*			71,550
	TOTAL WARRANTS (Cost - $350,379)

	COLLATERAL FOR SECURITIES LOANED - 25.3%
4,260,285	Mount Vernon Prime Portfolio, 0.33% ++ **			4,260,285
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $4,260,285)

	TOTAL INVESTMENTS - 123.4% (Cost - $29,613,853)			$20,804,669
	LIABILITIES LESS OTHER ASSETS - (23.4)%			(3,944,438)
	NET ASSETS - 100.0%			$16,860,231

^	The security is illiquid; total illiquid securities represent 2.80% of net assets.

^^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,149,270 at June 30, 2020.

+	Represents issuer in default on interest payments; non-income producing security.

++	Variable rate security. Interest rate is as of June 30, 2020.

~	Pay in kind rate security.

*	Non-Income Producing Security.

@	Security is in litigation.

**	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $157,060 or 0.93% of net assets.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $876,600 or 5.20% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	COMMON STOCK - 38.7%
	COMPUTERS - 4.9%
8,890	HP, Inc.			$154,953
4,041	International Business Machines Corp.			488,032
				642,985
	DIVERSIFIED FINANCIAL SERVICES - 3.4%
4,515	Community Choice Financial, Inc. (a) ^#*			—
34,803	Sculptor Capital Management, Inc.			450,003
				450,003
	FOOD - 1.3%
5,284	Kraft Heinz Co. ^^			168,507

	INVESTMENT COMPANIES - 15.7%
38,487	Apollo Investment Corp. ^^			368,321
30,291	Compass Diversified Holdings ^^			522,217
116,675	PennantPark Investment Corp.			409,529
126,900	Prospect Capital Corp. ^^			648,459
8,470	Solar Capital Ltd.			135,605
				2,084,131
	OFFICE / BUSINESS EQUIPMENT - 2.4%
94,307	Pitney Bowes, Inc. ^^			245,198
4,612	Xerox Holdings Corp.			70,517
				315,715
	OIL & GAS - 3.5%
1,491	Chevron Corp.			133,042
2,177	Exxon Mobile Corp.			97,355
6,282	Marathon Petroleum Corp.			234,821
				465,218
	PRIVATE EQUITY - 1.7%
26,600	SuRo Capital Corp. ^^			225,302

	REAL ESTATE INVESTMENT TRUSTS - 4.0%
10,370	Iron Mountain, Inc. ^^			270,657
19,300	Jernigan Capital, Inc. ^^			264,024
				534,681
	RETAIL - 0.9%
36,174	FAT Brands, Inc. **			123,353

	TELECOMMUNICATIONS - 0.9%
2,050	Verizon Communications, Inc.			113,016

	TOTAL COMMON STOCK (Cost - $8,864,637)			5,122,911

	EXCHANGE TRADED FUNDS - 3.2%
	EQUITY FUNDS - 3.2%
16,895	iShares Mortgage Real Estate ETF			420,010
	TOTAL EXCHANGE TRADED FUNDS (Cost - $682,281)

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 8.1%
	BIOTECHNOLOGY - 3.9%
$486,000	PDL BioPharma, Inc. ^^	2.750	12/1/2021	516,983

	DIVERSIFIED FINANCIAL SERVICES - 4.2%
717,000	EZCORP, Inc.	2.375	5/1/2025	561,570

	TOTAL CONVERTIBLE BONDS (Cost - $1,113,693)			1,078,553

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 47.3%
	AIRLINES - 3.4%
$461,000	Southwest Airlines Co.	3.000	11/15/2026	$449,124

	APPAREL - 2.6%
397,000	Under Armour, Inc. ^^	3.250	6/15/2026	352,417

	AUTO PARTS & EQUIPMENT - 6.2%
554,000	American Axle & Manufacturing, Inc. ^^	6.250	4/1/2025	545,526
415,000	Titan International, Inc.	6.500	11/30/2023	272,512
				818,038
	BUILDING MATERIALS - 4.0%
540,000	US Concrete, Inc.	6.375	6/1/2024	534,657

	DIVERSIFIED FINANCIAL SERVICES - 4.0%
1,739,345	Community Choice Financial, Inc. (a)^ ~	10.750	12/15/2023	8,697
566,000	Enova International, Inc. (a)	8.500	9/15/2025	512,584
				521,281
	HOME BUILDERS - 4.6%
635,000	Beazer Homes USA, Inc.	5.875	10/15/2027	608,428

	INTERNET - 2.5%
332,000	Uber Technologies, Inc. (a) ^^	8.000	11/1/2026	338,142

	MINING - 0.0%
2,333,668	Molycorp, Inc. ^+@	10.000	6/1/2020	23

	OIL & GAS - 4.5%
350,000	Occidental Petroleum Corp. ^^	6.600	3/15/2046	306,196
953,000	Transocean, Inc. ^	6.800	3/15/2038	288,225
				594,421
	REAL ESTATE INVESTMENT TRUSTS - 2.6%
350,000	EPR Properties	5.250	7/15/2023	343,386

	RETAIL - 6.8%
274,000	Kohl’s Corp.	5.550	7/17/2045	245,430
789,000	L Brands, Inc.	6.750	7/1/2036	649,544
				894,974
	SEMICONDUCTORS - 6.1%
731,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	810,325
5,543,000	Energy Conversion Devices, Inc. (a) ^+#	-	Perpetual	—
				810,325

	TOTAL CORPORATE BONDS (Cost - $12,023,097)			6,265,216

Shares
	COLLATERAL FOR SECURITIES LOANED - 31.1%
4,126,843	Mount Vernon Prime Portfolio, 0.33% ++ **			4,126,843
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $4,126,843)

	TOTAL INVESTMENTS - 128.4% (Cost - $26,810,551)			$17,013,533
	LIABILITIES LESS OTHER ASSETS - (28.4)%			(3,769,378)
	NET ASSETS - 100.0%			$13,244,155

ETF - Exchange Traded Fund

^	The security is illiquid; total illiquid securities represent 2.24% of net assets.

^^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,014,849 at June 30, 2020.

+	Represents issuer in default on interest payments; non-income producing security.

++	Variable rate security. Interest rate is as of June 30, 2020.

*	Non-Income Producing Security.

@	Security is in litigation

**	The Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

~	Pay in kind rate security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $859,423 or 6.49% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares						Value
	COMMON STOCK - 5.0%
	REAL ESTATE INVESTMENT TRUSTS - 5.0%
222,000	Annaly Capital Management, Inc. +					$1,456,320
	TOTAL COMMON STOCK (Cost - $1,469,139)

		Variable Rate	Coupon Rate (%)		Maturity
	PREFERRED STOCK - 0.5%
	REAL ESTATE INVESTMENT TRUSTS - 0.5%
2,981	New Residential Investment Corp.	(-1xlibor03m)+497bps	6.375	*	Perpetual	53,419
4,400	Public Storage		4.750		Perpetual	110,880
	TOTAL PREFERRED STOCKS (Cost - $155,258)					164,299

Principal
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 85.7%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION OR FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 14.1%
$2,000,000	Fannie Mae or Freddie Mac		2.500		12/25/2049	2,085,156
2,000,000	Fannie Mae or Freddie Mac		2.000		3/25/2050	2,046,875
						4,132,031
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION (a) - 28.7%
1,182,398	Freddie Mac Gold Pool G60687		8.500		5/1/2031	1,369,886
70,295	Freddie Mac Multifamily Structured Pass Through Certificates K010 A2		4.333		10/25/2020	70,607
19,640	Freddie Mac Multifamily Structured Pass Through Certificates K095 A1		2.630		11/25/2028	21,586
49,372	Freddie Mac REMICS 2795 SY	(-1xlibor01m)+1440bps	13.957	*	12/15/2032	68,547
53,276	Freddie Mac REMICS 2611 SQ	(-1xlibor01m)+1300bps	12.630	*	5/15/2033	73,940
154,095	Freddie Mac REMICS 2979 BS	(-1xlibor01m)+2427bps	23.600	*	5/15/2035	267,448
90,093	Freddie Mac REMICS 3034 LA		5.000		9/15/2035	99,464
182,000	Freddie Mac REMICS 3237 CE		5.500		11/15/2036	232,889
375,351	Freddie Mac REMICS 3744 SC	(-1xlibor01m)+980bps	9.430	*	10/15/2040	524,943
123,010	Freddie Mac REMICS 3772 SA	(-1xlibor01m)+1491bps	14.359	*	12/15/2040	243,697
261,573	Freddie Mac REMICS 3828 SW	(-1xlibor01m)+1320bps	12.646	*	2/15/2041	446,316
1,564,011	Freddie Mac REMICS 4776 XT		4.000		7/15/2042	1,624,981
367,048	Freddie Mac REMICS 4784 EA		4.500		11/15/2042	371,671
513,407	Freddie Mac REMICS 4238 YX	(-1xlibor01m)+1297bps	11.772	*	8/15/2043	740,375
1,023,759	Freddie Mac REMICS 4784 ED		4.000		6/15/2044	1,043,612
370,860	Freddie Mac REMICS 4794 DA		4.500		8/15/2044	377,347
320,713	Freddie Mac REMICS 4437 AO		—		2/15/2045	319,071
488,034	Freddie Mac REMICS 4881 PB		3.000		1/15/2047	500,202
						8,396,582
	INTEREST ONLY FEDERAL HOME LOAN MORTGAGE ASSOCIATION (a) - 12.2%
227,220	Freddie Mac REMICS 2385 SB	(-1xlibor01m)+787bps	7.685	*	5/15/2029	43,016
780,259	Freddie Mac REMICS 2530 QI	(-1xlibor01m)+700bps	6.815	*	1/15/2032	160,415
526,778	Freddie Mac REMICS 2479 SA	(-1xlibor01m)+810bps	7.915	*	8/15/2032	89,155
1,501,069	Freddie Mac REMICS 3055 CS	(-1xlibor01m)+659bps	6.405	*	10/15/2035	339,140
665,350	Freddie Mac REMICS 3347 SY	(-1xlibor01m)+650bps	6.315	*	2/15/2036	144,440
1,158,938	Freddie Mac REMICS 3365 SC	(-1xlibor01m)+600bps	5.815	*	2/15/2036	231,530
758,042	Freddie Mac REMICS 3147 LS	(-1xlibor01m)+665bps	6.465	*	4/15/2036	181,177
1,632,554	Freddie Mac REMICS 3428 SL	(-1xlibor01m)+606bps	5.875	*	7/15/2036	348,833
734,624	Freddie Mac REMICS 3218 AS	(-1xlibor01m)+658bps	6.396	*	9/15/2036	179,890
819,921	Freddie Mac REMICS 3457 SB	(-1xlibor01m)+595bps	5.766	*	12/15/2036	167,746
247,780	Freddie Mac REMICS 3415 IP		6.500		12/15/2037	55,087
1,275,604	Freddie Mac REMICS 3984 QS	(-1xlibor01m)+660bps	6.415	*	12/15/2039	95,041
226,138	Freddie Mac REMICS 3820 HI		4.500		5/15/2040	15,551
336,359	Freddie Mac REMICS 4001 MY		4.000		8/15/2040	27,391
151,016	Freddie Mac REMICS 3967 AI		5.000		3/15/2041	14,678
393,135	Freddie Mac REMICS 3997 SK	(-1xlibor01m)+660bps	6.415	*	11/15/2041	54,667
539,686	Freddie Mac REMICS 4711 CI		3.500		11/15/2042	6,117
3,106,828	Freddie Mac REMICS 4603 KI	(-1xlibor01m)+130bps	1.136	*	1/15/2043	185,429
11,688,496	Freddie Mac REMICS 4605 KI	(-1xlibor01m)+117bps	1.103	*	8/15/2043	499,790
113,728	Freddie Mac Strips 183 IO		7.000		4/1/2027	16,743
1,408,236	Freddie Mac Strips 240 S16	(-1xlibor01m)+650bps	6.315	*	7/15/2036	308,283
915,353	Freddie Mac Strips 240 S30	(-1xlibor01m)+770bps	7.515	*	7/15/2036	243,150
469,530	Freddie Mac Strips 242 S54	(-1xlibor01m)+860bps	8.415	*	11/15/2036	135,262
199,037	Freddie Mac Strips 244 S14	(-1xlibor01m)+660bps	6.415	*	12/15/2036	41,664
						3,584,195
	FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 10.1%
51,406	Fannie Mae Pool FN0003		4.316		1/1/2021	51,702
130,823	Fannie Mae Pool AM2788		2.800		3/1/2023	136,305
5,000	Fannie Mae Pool AM6381		3.290		8/1/2026	5,591
325,168	Fannie Mae REMIC Trust 2004-W4 PO		—		6/25/2034	318,935
534,855	Fannie Mae REMIC Trust 2004-W10 PO		—		8/25/2034	528,721
106,102	Fannie Mae REMIC Trust 2005-W2 PO		—		5/25/2035	104,936
17,156	Fannie Mae REMICS 2004-51 SY	(-1xlibor01m)+1424bps	13.871	*	7/25/2034	22,305
94,963	Fannie Mae REMICS 2012-52 NB		3.500		12/25/2039	96,470
30,276	Fannie Mae REMICS 2013-13 YB		2.500		11/25/2042	30,658
409,323	Fannie Mae REMICS 2018-75 DA		4.000		11/25/2042	413,224
862,200	Fannie Mae REMICS 2013-80 HS	(-1xlibor01m)+1300bps	12.262	*	7/25/2043	1,113,259
146,515	Fannie Mae Trust 2005-W3 2AF	(-1xlibor01m)+22bps	0.388	*	3/25/2045	146,088
						2,968,194

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 85.7% (Continued)
	INTEREST ONLY FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 15.4%
$20,289	Fannie Mae Interest Strip 153 2		7.500		7/25/2022	$1,207
57,621	Fannie Mae Interest Strip 264 2		8.000		7/25/2024	7,355
82,224	Fannie Mae Interest Strip 274 2		8.500		10/25/2025	11,737
609,636	Fannie Mae Interest Strip 359 18		6.000		7/25/2035	138,141
1,769,832	Fannie Mae Interest Strip 362 7		5.000	**	8/25/2035	383,251
13,556	Fannie Mae Interest Strip 383 89		7.500	**	9/25/2037	3,433
303,568	Fannie Mae Interest Strip 385 6		5.000		1/25/2038	78,871
587,724	Fannie Mae Interest Strip 402 7		4.500		11/25/2039	100,356
971,326	Fannie Mae Interest Strip 409 C22		4.500		11/25/2039	147,227
888,741	Fannie Mae Interest Strip 408 C3		5.000		11/25/2040	174,404
306,038	Fannie Mae Interest Strip 407 8		5.000		3/25/2041	61,788
959,882	Fannie Mae REMIC Trust 2004-W5 S1	(-1xlibor01m)+705bps	6.865	*	2/25/2047	239,245
105,890	Fannie Mae REMICS 2002-40 SK	(-1xlibor01m)+800bps	7.815	*	9/25/2023	10,896
17,999,026	Fannie Mae REMICS 2002-33 IO		0.286	**	6/25/2028	177,593
443,480	Fannie Mae REMICS 2002-90 DS	(-1xlibor01m)+700bps	6.815	*	9/25/2032	97,604
3,775,876	Fannie Mae REMICS 2013-3 IO		3.000		2/25/2033	397,260
694,053	Fannie Mae REMICS 2003-2 S	(-1xlibor01m)+775bps	7.566	*	2/25/2033	178,351
130,821	Fannie Mae REMICS 2003-33 IA		6.500		5/25/2033	29,408
1,254,299	Fannie Mae REMICS 2003-48 SI	(-1xlibor01m)+825bps	8.066	*	6/25/2033	343,706
228,568	Fannie Mae REMICS 2004-17 ST	(-1xlibor01m)+760bps	7.415	*	4/25/2034	59,786
633,590	Fannie Mae REMICS 2004-72 BS	(-1xlibor01m)+650bps	6.316	*	9/25/2034	113,593
644,226	Fannie Mae REMICS 2004-70 XJ		5.000	**	10/25/2034	108,716
843,065	Fannie Mae REMICS 2005-89 S	(-1xlibor01m)+670bps	6.515	*	10/25/2035	168,812
397,092	Fannie Mae REMICS 2007-44 SA	(-1xlibor01m)+678bps	6.595	*	5/25/2037	91,001
387,070	Fannie Mae REMICS 2007-60 AX	(-1xlibor01m)+715bps	6.965	*	7/25/2037	99,942
208,920	Fannie Mae REMICS 2007-75 ID	(-1xlibor01m)+587bps	5.686	*	8/25/2037	44,708
962,691	Fannie Mae REMICS 2010-58 SA	(-1xlibor01m)+645bps	6.266	*	6/25/2040	202,299
298,354	Fannie Mae REMICS 2011-127 TE	(-1xlibor01m)+53550bps	4.500	*	12/25/2041	56,324
1,609,062	Fannie Mae REMICS 2012-98 WS	(-1xlibor01m)+655bps	6.365	*	9/25/2042	366,014
86,473	Fannie Mae REMICS 2012-106 SA	(-1xlibor01m)+616bps	5.975	*	10/25/2042	18,465
5,795,474	Fannie Mae REMICS 2016-32 IG	(-1xlibor01m)+180bps	1.696	*	1/25/2043	254,687
466,519	Fannie Mae REMICS 2013-10 JS	(-1xlibor01m)+615bps	5.965	*	2/25/2043	88,180
1,560,911	Fannie Mae REMICS 2019-68 IO	(-1xlibor01m)+400bps	3.815	*	6/25/2043	241,486
						4,495,846
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.2%
91,720	Government National Mortgage Association 2004-1 TE		5.000		6/20/2033	101,008
76,930	Government National Mortgage Association 2013-32 A		1.900		6/16/2036	77,129
205,440	Government National Mortgage Association 2014-143 AB		2.500		3/16/2040	207,472
65,427	Government National Mortgage Association 2014-131 BW		3.890	**	5/20/2041	68,622
314,812	Government National Mortgage Association 2013-22 GA		2.500		10/20/2041	321,153
73,702	Government National Mortgage Association 2015-10 SL	(-1xlibor01m)+410bps	3.910	*	2/20/2042	77,214
276,688	Government National Mortgage Association 2007-15 Z		4.297	**	3/16/2047	293,684
82,551	Government National Mortgage Association 2019-2A		3.150		8/16/2051	86,367
						1,232,649
	INTEREST ONLY GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.0%
2,248,257	Government National Mortgage Association 2016-17 GI	(-1xlibor01m)+263bps	2.474	*	8/20/2045	284,500

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $23,362,331)					25,093,997

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity		Value
	PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
$383,000	FREMF 2015-K50 Mortgage Trust #		3.779	**	10/25/2048		$411,205
50,000	GS Mortgage Securities Trust 2017-GS5		3.218		3/10/2050		50,994
5	ML Trust XLIV		9.000		8/20/2020		5
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $435,127)						462,204

Shares
	SHORT-TERM INVESTMENT - 3.7%
	MONEY MARKET FUND - 3.7%
1,077,240	First American Government Obligations Fund - Institutional Class 0.11% **						1,077,240
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,077,240)

Contracts (b)		Counterparty	Notional		Expiration Date	Exercise Price	Value
	PURCHASED OPTIONS - 0.4% ^
	CALL OPTIONS PURCHASED - 0.0%
20	Chimera Investment Corp.	Interactive Brokers	$22,000		7/17/2020	$11.00	200
	TOTAL CALL OPTIONS PURCHASED (Cost - $341)						200

	PUT OPTIONS PURCHASED - 0.4%
2,220	Annaly Capital Management, Inc .	Interactive Brokers	1,554,000		7/17/2020	7.00	130,980
20	Chimera Investment Corp.	Interactive Brokers	20,000		7/17/2020	10.00	1,400
	TOTAL PUT OPTIONS PURCHASED (Cost - $157,938)						132,380

	TOTAL PURCHASED OPTIONS (Cost - $158,279)						132,580

	TOTAL INVESTMENTS - 96.9% (Cost - $26,657,374)						$28,386,640
	OTHER ASSETS LESS LIABILITIES - 3.1%						901,052
	NET ASSETS - 100.0%						$29,287,692

							Unrealized
Short Contracts		Counterparty	Notional Amount		Maturity		Appreciation
	OPEN SHORT FUTURES CONTRACTS - 0.0%
(17)	US 10 Year Note (CBT)	Wedbush	$(2,365,924)		September-20		1,139
	NET UNREALIZED APPRECIATION FROM OPEN SHORT FUTURE CONTRACTS						1,139

Contracts (b)		Counterparty	Notional		Expiration Date	Exercise Price	Value
	WRITTEN OPTIONS - (0.1)% ^
	CALL OPTIONS WRITTEN - (0.1)%
2,220	Annaly Capital Management, Inc.	Interactive Brokers	1,554,000		7/17/2020	7.00	17,760
20	Chimera Investment Corp.	Interactive Brokers	20,000		7/17/2020	10.00	600
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $20,157)						18,360

	PUT OPTIONS WRITTEN - (0.0)%
20	Chimera Investment Corp.	Interactive Brokers	22,000		7/17/2020	11.00	2,950
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $2,775)						2,950

	TOTAL OPTIONS WRITTEN (Premiums Received - $22,932)						21,310

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

*	Floating or variable rate security; rate shown represents the rate at June 30, 2020.

**	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

^	Non-income producing security.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $411,205 or 1.40% of net assets.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Each contract is equivalent to one futures contract.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2020

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
ASSETS:
Investment in Securities, at Cost	$50,638,064	$146,079,215	$20,418,517	$95,027,628	$29,613,853	$26,810,551	$26,657,374
Investment in Securities, at Value	$50,980,604	$149,135,556	$21,211,411	$91,168,937	$20,804,669	$17,013,533	$28,386,640
Cash	212,803	—	1,227,606	4,525,611	970	189,930	3,229,808
Dividends and interest receivable	541,879	748,994	236,598	407,805	269,557	187,724	253,972
Receivable for Fund shares sold	205,911	150,283	—	10,000	—	2	916
Futures unrealized appreciation	—	—	—	—	—	—	1,139
Receivable for securities sold	—	—	—	6,206,260	162,557	—	517,961
Receivable from broker	—	—	—	—	—	—	45,943
Deposits with Broker	—	—	—	—	—	—	1,033,897
Due from Related party (note 3)	—	—	—	80,420	—	—	—
Prepaid expenses and other assets	31,909	52,928	24,462	39,066	26,134	22,942	26,060
Total Assets	51,973,106	150,087,761	22,700,077	102,438,099	21,263,887	17,414,131	33,496,336

LIABILITIES:
Options written (premiums received $0, $0, $63,915, $0, $0, $0, $22,932)	—	—	140,875	—	—	—	21,310
Payable for securities purchased	101,625	3,412,495	—	11,891,406	—	—	4,133,164
Management fees payable	5,334	128,348	3,596	34,895	4,429	2,961	16,003
Payable upon return of securities loaned (Note 1)	—	—	—	—	4,260,285	4,126,843	—
Line of credit payable	—	—	—	—	96,000
Payable to related parties	1,972	7,230	4,481	12,140	5,018	4,084	5,016
Trustee fee payable	2,768	2,772	2,769	2,752	2,834	2,760	2,753
Accrued 12b-1 fees	1,702	11,042	10,093	35,345	8,026	12,236	1,417
Payable for Fund shares redeemed	95,931	124,984	—	119,675	5,000	—	30
Futures unrealized depreciation	—	—	—	—	—	—	—
Distributions payable	—	—	—	35,925	—	—	—
Compliance Officer fees payable	—	1,328	38	70	118	103	—
Accrued expenses and other liabilities	15,730	17,136	23,601	57,957	21,946	20,989	28,951
Total Liabilities	225,062	3,705,335	185,453	12,190,165	4,403,656	4,169,976	4,208,644

Net Assets	$51,748,044	$146,382,426	$22,514,624	$90,247,934	$16,860,231	$13,244,155	$29,287,692

NET ASSETS CONSIST OF:
Paid in capital	$52,237,105	$144,630,895	$22,375,204	$105,475,475	$51,818,464	$37,759,510	$29,116,565
Accumulated earnings (losses)	(489,061)	1,751,531	139,420	(15,227,541)	(34,958,233)	(24,515,355)	171,127
Net Assets	$51,748,044	$146,382,426	$22,514,624	$90,247,934	$16,860,231	$13,244,155	$29,287,692

Class A
Net Assets	$3,500,304	$15,978,015	$3,502,302	$15,340,833	$8,421,316	$2,485,193	$1,504,548
Shares of beneficial interest outstanding (a)	368,467	1,438,546	319,826	1,684,290	2,387,071	665,193	156,235
Net asset value per share (Net assets/shares outstanding)	$9.50	$11.11	$10.95	$9.11	$3.53	$3.74	$9.63
Maximum offering price per share (b)	$9.97	$11.66	$11.62	$9.56	$3.71	$3.97	$10.11
Minimum redemption price per share (c)	$9.41	$11.00	$10.84	$9.02	$3.49	$3.70	$9.53

Class C
Net Assets	$1,667,783	$4,604,737	$6,249,480	$11,715,900	$5,443,973	$6,454,571	$901,571
Shares of beneficial interest outstanding (a)	175,469	415,829	576,226	1,290,503	1,541,284	1,729,587	93,940
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.50	$11.07	$10.85	$9.08	$3.53	$3.73	$9.60

Class I
Net Assets	$46,579,957	$125,799,674	$12,762,842	$63,191,201	$2,994,942	$4,304,391	$26,881,573
Shares of beneficial interest outstanding (a)	4,895,465	11,325,733	1,164,309	6,927,863	848,121	1,154,660	2,799,373
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.51	$11.11	$10.96	$9.12	$3.53	$3.73	$9.60

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which impose 5.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2020

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
Investment Income:
Dividend Income	$—	$—	$425,882	$73,871	$—	$532,069	$384,446
Interest Income	1,944,602	5,358,198	350,174	4,396,975	1,171,384	603,661	653,241
Securities Lending Income - net	—	—	—	—	28,858	9,043	—
Foreign tax withheld	—	—	(36,898)	—	—	—	—
Total Investment Income	1,944,602	5,358,198	739,158	4,470,846	1,200,242	1,144,773	1,037,687

Operating Expenses:
Investment management fees	366,118	1,194,141	234,019	839,077	189,987	165,391	231,485
12b-1 Fees:
Class A	9,007	14,170	10,056	40,688	22,558	7,679	1,153
Class C	15,093	27,758	60,953	113,339	61,532	75,274	3,544
Registration fees	49,923	34,923	38,010	60,270	42,874	40,280	12,607
Networking fees	47,156	47,998	16,566	65,736	11,409	8,628	13,824
Transfer Agent fees	11,417	15,192	5,546	7,572	3,240	1,890	1,133
Management services fees	16,388	23,643	10,467	24,648	9,440	8,868	9,329
Administration fees	24,681	88,516	27,940	69,860	28,962	27,339	38,704
Audit fees	14,289	14,333	14,790	14,289	14,289	14,289	17,028
Legal fees	9,952	11,842	10,797	13,951	11,075	12,227	9,926
Trustees’ fees	11,496	11,814	11,506	11,713	11,695	11,479	11,479
Compliance officer fees	6,512	14,568	8,700	12,086	8,264	8,296	10,277
Printing expense	7,103	10,267	5,112	20,893	5,082	3,326	4,041
Custody fees	4,294	11,329	10,301	33,580	4,391	3,505	6,281
Insurance expense	1,776	127	821	3,196	905	666	440
Interest expense	691	3,420	338	1,181	379	339	564
Miscellaneous expense	4,622	5,250	2,651	5,994	3,885	2,372	2,838
Total Operating Expenses	600,518	1,529,291	468,573	1,338,073	429,967	391,848	374,653
Less: Fees waived/ Expenses reimbursed by Manager	(209,122)	(283,996)	(170,253)	(427,070)	(111,113)	(88,817)	(121,305)
Net Operating Expenses	391,396	1,245,295	298,320	911,003	318,854	303,031	253,348

Net Investment Income	1,553,206	4,112,903	440,838	3,559,843	881,388	841,742	784,339

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(750,578)	(907,547)	(140,066)	(3,270,932)	493,638	625,304	(801,563)
Options purchased	—	—	—	—	—	—	99,642
Options written	—	—	64,067	—	—	—	93,932
Futures	—	—	—	—	—	—	(492,762)
Foreign currency transactions	—	—	(6,342)	—	—	—	2,672
Net realized gain (loss)	(750,578)	(907,547)	(82,341)	(3,270,932)	493,638	625,304	(1,098,079)

Net change in unrealized appreciation (depreciation) on:
Investments	107,456	2,656,699	(1,136,137)	(3,294,612)	(1,747,792)	(2,827,834)	1,589,473
Options purchased	—	—	—	—	—	—	(25,699)
Options written	—	—	(94,834)	—	—	—	59
Futures	—	—	—	—	—	—	(48,072)
Foreign currency translations	—	—	813	—	—	—	—
Net change in unrealized appreciation (depreciation)	107,456	2,656,699	(1,230,158)	(3,294,612)	(1,747,792)	(2,827,834)	1,515,761

Net Realized and Unrealized Gain (Loss) on Investments	(643,122)	1,749,152	(1,312,499)	(6,565,544)	(1,254,154)	(2,202,530)	417,682

Net Increase (Decrease) in Net Assets Resulting From Operations	$910,084	$5,862,055	$(871,661)	$(3,005,701)	$(372,766)	$(1,360,788)	$1,202,021

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst Enhanced		Catalyst/MAP Global
	Catalyst Insider Income Fund		Income Strategy Fund		Balanced Fund

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019 (a)	June 30, 2020	June 30, 2019
Operations:
Net investment income	$1,553,206	$335,542	$4,112,903	$401,035	$440,838	$353,873
Net realized gain (loss) on investments	(750,578)	90,381	(907,547)	(39,990)	(82,341)	(209,380)
Net change in unrealized appreciation on investments	107,456	206,220	2,656,699	399,642	(1,230,158)	805,045
Net increase (decrease) in net assets resulting from operations	910,084	632,143	5,862,055	760,687	(871,661)	949,538

Distributions to Shareholders from:
Return of capital
Class A	—	—	—	—	—	(6,832)
Class C	—	—	—	—	—	(5,611)
Class I	—	—	—	—	—	(29,367)
Total Distributions
Class A	(119,097)	(27,445)	(320,222)	(8,934)	(112,050)	(330,884)
Class C	(38,139)	(5,307)	(130,261)	(7,318)	(122,634)	(377,826)
Class I	(1,528,495)	(292,812)	(4,021,148)	(406,880)	(423,247)	(911,696)

Total distributions to shareholders	(1,685,731)	(325,564)	(4,471,631)	(423,132)	(657,931)	(1,662,216)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,129,390	2,579,697	18,395,551	1,016,370	1,682,551	1,086,097
Class C	927,743	1,096,081	5,020,735	766,999	1,157,085	1,345,879
Class I	34,932,165	29,071,168	139,765,543	32,581,775	2,425,356	3,514,790
Reinvestment of distributions
Class A	86,470	21,272	270,037	7,958	83,251	288,941
Class C	34,685	5,018	90,100	6,296	108,814	327,838
Class I	1,248,506	243,201	3,214,822	351,808	364,900	799,756
Cost of shares redeemed
Class A	(2,116,353)	(319,645)	(4,303,584)	(1,334)	(2,100,737)	(2,401,118)
Class C	(423,105)	(19,984)	(1,219,015)	(2,110)	(906,978)	(1,165,528)
Class I	(18,617,408)	(2,023,251)	(47,404,962)	(3,902,542)	(2,206,288)	(2,908,405)
Net increase in net assets from share transactions of beneficial interest	19,202,093	30,653,557	113,829,227	30,825,220	607,954	888,250

Total Increase in Net Assets	18,426,446	30,960,136	115,219,651	31,162,775	(921,638)	175,572

Net Assets:
Beginning of period	33,321,598	2,361,462	31,162,775	—	23,436,262	23,260,690
End of period	$51,748,044	$33,321,598	$146,382,426	$31,162,775	$22,514,624	$23,436,262

Share Activity:
Class A
Shares Sold	328,848	273,178	1,710,097	90,437	146,937	93,003
Shares Reinvested	9,151	2,243	24,538	713	7,304	25,761
Shares Redeemed	(226,302)	(33,685)	(387,139)	(100)	(189,091)	(206,056)
Net increase (decrease) in shares of Beneficial interest	111,697	241,736	1,347,496	91,050	(34,850)	(87,292)

Class C
Shares Sold	98,606	115,496	451,978	68,721	105,859	120,647
Shares Reinvested	3,669	528	8,184	565	9,626	29,630
Shares Redeemed	(45,104)	(2,132)	(113,430)	(189)	(81,781)	(101,383)
Net increase in shares of Beneficial interest	57,171	113,892	346,732	69,097	33,704	48,894

Class I
Shares Sold	3,670,289	3,065,956	12,717,077	2,950,778	216,779	302,169
Shares Reinvested	131,898	25,608	290,989	31,527	32,101	71,127
Shares Redeemed	(2,016,447)	(214,062)	(4,316,398)	(348,240)	(203,110)	(249,860)
Net increase in shares of Beneficial interest	1,785,740	2,877,502	8,691,668	2,634,065	45,770	123,436

(a)	The Catalyst Enhanced Income Fund commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/CIFC Floating
	Rate Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income	$3,559,843	$2,993,380	$881,388	$1,303,356
Net realized gain (loss) on investments	(3,270,932)	(895,879)	493,638	795,228
Net change in unrealized appreciation/ (depreciation) on investments	(3,294,612)	315,412	(1,747,792)	(1,557,653)
Net increase (decrease) in net assets resulting from operations	(3,005,701)	2,412,913	(372,766)	540,931

Distributions to Shareholders from:
From Return of Capital
Class A	—	—	(55,167)	—
Class C	—	—	(37,328)	—
Class I	—	—	(23,379)	—
Total Distributions
Class A	(796,334)	(668,783)	(443,978)	(657,616)
Class C	(465,981)	(366,472)	(252,920)	(382,859)
Class I	(2,853,820)	(1,880,015)	(192,434)	(278,478)

Total distributions to shareholders	(4,116,135)	(2,915,270)	(1,005,206)	(1,318,953)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,115,334	8,981,436	597,281	2,431,532
Class C	7,250,280	4,428,947	898,876	1,401,600
Class I	79,897,343	51,264,161	879,483	1,686,271
Reinvestment of distributions
Class A	604,318	492,708	248,443	338,597
Class C	393,918	295,397	145,764	212,728
Class I	2,353,224	1,471,421	86,830	147,246
Cost of shares redeemed
Class A	(8,712,102)	(4,157,798)	(1,313,202)	(7,772,531)
Class C	(5,048,119)	(4,254,278)	(2,246,525)	(3,493,729)
Class I	(54,044,405)	(41,982,046)	(2,030,591)	(2,417,734)
Capital Contribution (note 3)
Class A	4,321	—	—	—
Class C	4,764	—	—	—
Class I	71,335	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	29,890,211	16,539,948	(2,733,641)	(7,466,020)

Total Increase (Decrease) in Net Assets	22,768,375	16,037,591	(4,111,613)	(8,244,042)

Net Assets:
Beginning of year	67,479,559	51,441,968	20,971,844	29,215,886
End of year	$90,247,934	$67,479,559	$16,860,231	$20,971,844

Share Activity:
Class A
Shares Sold	752,684	940,057	165,944	640,239
Shares Reinvested	64,742	51,594	67,926	88,182
Shares Redeemed	(939,298)	(435,538)	(357,927)	(2,012,402)
Shares from Capital Contribution	473	—	—	—
Net increase (decrease) in shares of Beneficial interest	(121,399)	556,113	(124,057)	(1,283,981)

Class C
Shares Sold	766,517	465,652	240,803	362,171
Shares Reinvested	42,364	31,033	39,827	55,468
Shares Redeemed	(551,190)	(447,594)	(602,743)	(904,692)
Shares from Capital Contribution	409	—	—	—
Net increase (decrease) in shares of Beneficial interest	258,100	49,091	(322,113)	(487,053)

Class I
Shares Sold	8,503,259	5,341,239	234,822	437,342
Shares Reinvested	252,780	153,886	23,563	38,452
Shares Redeemed	(6,042,399)	(4,407,547)	(566,126)	(633,025)
Shares from Capital Contribution	5,870	—	—	—
Net increase (decrease) in shares of Beneficial interest	2,719,510	1,087,578	(307,741)	(157,231)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach
	Return Income Fund		Income Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income	$841,742	$1,118,940	$784,339	$444,479
Net realized gain (loss) on investments	625,304	636,862	(1,098,079)	(22,287)
Net change in unrealized appreciation (depreciation) on investments	(2,827,834)	(994,025)	1,515,761	145,711
Net increase (decrease) in net assets resulting from operations	(1,360,788)	761,777	1,202,021	567,903

Distributions to Shareholders from:
From Return of Capital
Class A	(29,319)	—	(7,189)	—
Class C	(73,821)	—	(4,600)	—
Class I	(51,950)	—	(197,816)	—
Total Distributions
Class A	(167,939)	(210,580)	(17,729)	(7,373)
Class C	(358,679)	(406,484)	(10,963)	(7,966)
Class I	(338,882)	(409,670)	(800,683)	(646,179)

Total distributions to shareholders	(1,020,590)	(1,026,734)	(1,038,980)	(661,518)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	358,342	455,922	2,021,221	—
Class C	1,195,960	514,553	935,198	51,922
Class I	492,020	1,475,891	24,574,325	6,251,040
Reinvestment of distributions
Class A	93,981	99,745	21,308	6,046
Class C	349,306	330,558	15,462	7,966
Class I	109,330	134,134	879,229	605,211
Cost of shares redeemed
Class A	(846,160)	(1,297,403)	(656,721)	(50,923)
Class C	(1,837,003)	(1,075,009)	(250,574)	(50,290)
Class I	(2,530,342)	(1,787,537)	(9,890,466)	(4,137,981)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,614,566)	(1,149,146)	17,648,982	2,682,991

Total Increase (Decrease) in Net Assets	(4,995,944)	(1,414,103)	17,812,023	2,589,376

Net Assets:
Beginning of year	18,240,099	19,654,202	11,475,669	8,886,293
End of year	$13,244,155	$18,240,099	$29,287,692	$11,475,669

Share Activity:
Class A
Shares Sold	84,346	106,538	208,907	—
Shares Reinvested	23,278	23,250	2,218	640
Shares Redeemed	(215,788)	(304,813)	(67,835)	(5,372)
Net increase (decrease) in shares of Beneficial interest	(108,164)	(175,025)	143,290	(4,732)

Class C
Shares Sold	273,428	121,172	97,542	5,558
Shares Reinvested	86,953	77,211	1,618	847
Shares Redeemed	(453,747)	(248,927)	(26,230)	(5,291)
Net increase (decrease) in shares of Beneficial interest	(93,366)	(50,544)	72,930	1,114

Class I
Shares Sold	114,603	348,724	2,565,202	658,640
Shares Reinvested	27,098	31,367	92,344	64,305
Shares Redeemed	(613,031)	(416,131)	(1,035,202)	(438,451)
Net increase (decrease) in shares of Beneficial interest	(471,330)	(36,040)	1,622,344	284,494

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.55	$9.38	$9.27	$9.14	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.26	0.20	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.03)	0.12	0.10	0.11	(0.45)
Total from investment operations	0.25	0.38	0.30	0.30	(0.24)
LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.21)	(0.19)	(0.17)	(0.21)
From net realized gains on investments	(0.02)	—	—	—	—
Total distributions	(0.30)	(0.21)	(0.19)	(0.17)	(0.21)
Net asset value, end of year	$9.50	$9.55	$9.38	$9.27	$9.14
Total return (B)	2.72%	4.06%	3.28%	3.29%	(2.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,500	$2,453	$141	$1,551	$386
Ratios to average net assets
Expenses, before waiver and reimbursement	1.43%	2.12%	4.17%	6.09%	7.88%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	1.11%	1.45%
Net investment Income (loss), before waiver and reimbursement	2.55%	1.67%	(1.07)%	(2.96)%	(4.13)%
Net investment income, net waiver and reimbursement	2.98%	2.79%	2.10%	2.01%	2.34%
Portfolio turnover rate	172%	126%	34%	35%	52%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.56	$9.37	$9.25	$9.14	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.19	0.13	0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.04)	0.14	0.11	0.09	(0.45)
Total from investment operations	0.17	0.33	0.24	0.22	(0.30)
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.14)	(0.12)	(0.11)	(0.15)
From net realized gains on investments	(0.02)	—	—	—	—
Total distributions	(0.23)	(0.14)	(0.12)	(0.11)	(0.15)
Net asset value, end of year	$9.50	$9.56	$9.37	$9.25	$9.14
Total return (B)	1.84%	3.51%	2.63%	2.45%	(3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,668	$1,131	$41	$408	$90
Ratios to average net assets
Expenses, before waiver and reimbursement	2.18%	2.87%	4.92%	6.84%	8.63%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%	1.86%	2.20%
Net investment income (loss), before waiver and reimbursement	1.80%	0.87%	(1.85)%	(3.72)%	(4.79)%
Net investment income, net waiver and reimbursement	2.23%	1.99%	1.32%	1.36%	1.68%
Portfolio turnover rate	172%	126%	34%	35%	52%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.56	$9.38	$9.27	$9.14	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.31	0.29	0.23	0.20	0.23
Net realized and unrealized gain (loss) on investments	(0.05)	0.13	0.10	0.12	(0.45)
Total from investment operations	0.26	0.42	0.33	0.32	(0.22)
LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.24)	(0.22)	(0.19)	(0.23)
From net realized gains on investments	(0.02)	—	—	—	—
Total distributions	(0.31)	(0.24)	(0.22)	(0.19)	(0.23)
Net asset value, end of year	$9.51	$9.56	$9.38	$9.27	$9.14
Total return (B)	2.90%	4.49%	3.65%	3.52%	(2.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$46,580	$29,737	$2,179	$482	$208
Ratios to average net assets
Expenses, before waiver and reimbursement	1.18%	1.87%	4.42%	5.84%	7.63%
Expenses, net waiver and reimbursement	0.75%	0.75%	0.75%	0.86%	1.20%
Net investment Income (loss), before waiver and reimbursement	2.80%	1.89%	(1.19)%	(3.29)%	(3.77)%
Net investment income, net waiver and reimbursement	3.23%	3.01%	2.48%	2.18%	2.55%
Portfolio turnover rate	172%	126%	34%	35%	52%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year or Period

	Class A
	For the	For the
	Year Ended	Period Ended
	June 30, 2020	June 30, 2019 (A)

Net asset value, beginning of period	$11.16	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.57	0.27
Net realized and unrealized gain on investments	(0.07)	1.06
Total from investment operations	0.50	1.33
LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.17)
Total distributions	(0.55)	(0.17)
Net asset value, end of period	$11.11	$11.16
Total return (C,D)	4.60%	13.28	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$15,978	$1,016
Ratios to average net assets
Expenses, before waiver and reimbursement	2.11%	2.71	% (F)
Expenses, net waiver and reimbursement	1.75%	1.75	% (F)
Net investment income, before waiver and reimbursement	4.83%	3.77	% (F)
Net investment income, net waiver and reimbursement	5.18%	4.73	% (F)
Portfolio turnover rate	94%	42	% (E)

	Class C
	For the	For the
	Year Ended	Period Ended
	June 30, 2020	June 30, 2019 (A)

Net asset value, beginning of period	$11.13	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.46	0.22
Net realized and unrealized gain on investments	(0.05)	1.05
Total from investment operations	0.41	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.47)	(0.14)
Total distributions	(0.47)	(0.14)
Net asset value, end of period	$11.07	$11.13
Total return (C)	3.82%	12.75	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,605	$769
Ratios to average net assets
Expenses, before waiver and reimbursement	2.86%	3.46	% (F)
Expenses, net waiver and reimbursement	2.50%	2.50	% (F)
Net investment Income, before waiver and reimbursement	3.82%	2.98	% (F)
Net investment income, net waiver and reimbursement	4.17%	3.94	% (F)
Portfolio turnover rate	94%	42	% (E)

(A)	The Catalyst Enhanced Income Fund Class A and Class C shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year or Period

	Class I
	For the	For the
	Year Ended	Period Ended
	June 30, 2020	December 31, 2019 (A)

Net asset value, beginning of period	$11.15	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.57	0.25
Net realized and unrealized gain on investments	(0.04)	1.08
Total from investment operations	0.53	1.33
LESS DISTRIBUTIONS:
From net investment income	(0.57)	(0.18)
Total distributions	(0.57)	(0.18)
Net asset value, end of period	$11.11	$11.15
Total return (C)	4.93%	13.32	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$125,800	$29,378
Ratios to average net assets
Expenses, before waiver and reimbursement	1.86%	2.46	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement	4.82%	3.47	% (E)
Net investment income, net waiver and reimbursement	5.17%	4.43	% (E)
Portfolio turnover rate	94%	42	% (D)

(A)	The Catalyst Enhanced Income Fund Class I shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$11.65	$12.06	$11.96	$11.42	$11.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.18	0.14	0.21	0.16
Net realized and unrealized gain (loss) on investments	(0.60)	0.29	0.35	0.77	(0.05)
Total from investment operations	(0.38)	0.47	0.49	0.98	0.11
LESS DISTRIBUTIONS:
From return of capital	—	(0.02)	—	—	—
From net investment income	(0.21)	(0.16)	(0.22)	(0.21)	(0.15)
From net realized gains on investments	(0.11)	(0.70)	(0.17)	(0.23)	(0.04)
Total distributions	(0.32)	(0.88)	(0.39)	(0.44)	(0.19)
Net asset value, end of year	$10.95	$11.65	$12.06	$11.96	$11.42
Total return (B)	(3.27)%	4.28%	4.10%	8.82%	1.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,502	$4,132	$5,332	$12,351	$12,906
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.95%	1.90%	1.87%	1.74%	1.83%
Expenses, net waiver and reimbursement (C)	1.22%	1.31%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	1.22%	0.98%	0.84%	1.62%	1.09%
Net investment income, net waiver and reimbursement (C,D)	1.95%	1.57%	1.16%	1.81%	1.38%
Portfolio turnover rate	49%	38%	42%	50%	15%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$11.52	$11.96	$11.88	$11.36	$11.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.10	0.07	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.58)	0.27	0.33	0.76	(0.06)
Total from investment operations	(0.45)	0.37	0.40	0.88	0.02
LESS DISTRIBUTIONS:
From return of capital	—	(0.01)	—	—	—
From net investment income	(0.11)	(0.10)	(0.15)	(0.13)	(0.07)
From net realized gains on investments	(0.11)	(0.70)	(0.17)	(0.23)	(0.04)
Total distributions	(0.22)	(0.81)	(0.32)	(0.36)	(0.11)
Net asset value, end of year	$10.85	$11.52	$11.96	$11.88	$11.36
Total return (B)	(3.93)%	3.45%	3.34%	7.93%	0.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,249	$6,251	$5,904	$6,169	$6,843
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.70%	2.65%	2.62%	2.49%	2.58%
Expenses, net waiver and reimbursement (C)	1.97%	2.06%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	0.47%	0.31%	0.30%	0.86%	0.44%
Net investment income, net waiver and reimbursement (C,D)	1.20%	0.90%	0.62%	1.05%	0.71%
Portfolio turnover rate	49%	38%	42%	50%	15%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$11.67	$12.08	$11.97	$11.43	$11.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.22	0.23	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.60)	0.29	0.31	0.72	(0.13)
Total from investment operations	(0.35)	0.51	0.54	1.01	0.14
LESS DISTRIBUTIONS:
From return of capital	—	(0.03)	—	—	—
From net investment income	(0.25)	(0.19)	(0.26)	(0.24)	(0.18)
From net realized gains on investments	(0.11)	(0.70)	(0.17)	(0.23)	(0.04)
Total distributions	(0.36)	(0.92)	(0.43)	(0.47)	(0.22)
Net asset value, end of year	$10.96	$11.67	$12.08	$11.97	$11.43
Total return (B)	(3.04)%	4.55%	4.48%	9.05%	1.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,763	$13,054	$12,025	$6,093	$2,481
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.70%	1.65%	1.62%	1.49%	1.58%
Expenses, net waiver and reimbursement (C)	0.97%	1.06%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C,D)	1.47%	1.31%	1.43%	2.14%	2.14%
Net investment income, net waiver and reimbursement (C,D)	2.20%	1.90%	1.80%	2.38%	2.32%
Portfolio turnover rate	49%	38%	42%	50%	15%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016

Net asset value, beginning of year	$9.57		$9.61	$9.31	$8.84		$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.40		0.46	0.41	0.34		0.45
Net realized and unrealized gain (loss) on investments	(0.40)		(0.07)	0.28	0.51		(1.12)
Total from investment operations	0.00		0.39	0.69	0.85		(0.67)
LESS DISTRIBUTIONS:
From net investment income	(0.46)		(0.43)	(0.39)	(0.38)		(0.41)
From net realized gains on investments	—		—	—	—		—
From return of capital	—		—	—	—		(0.18)
Total distributions	(0.46)		(0.43)	(0.39)	(0.38)		(0.59)
Net asset value, end of year	$9.11		$9.57	$9.61	$9.31		$8.84
Total return (B)	(0.06	)% (H)	4.22%	7.54%	9.66	% (C)	(6.62	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,341		$17,287	$12,004	$6,764		$6,264
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.66%		1.72%	1.84%	1.83%		1.77%
Expenses, net waiver and reimbursement (D,E)	1.15%		1.31%	1.40%	1.39%		1.48%
Net investment income, before waiver and reimbursement (D,G)	3.75%		4.40%	3.88%	3.24%		4.45%
Net investment income, net waiver and reimbursement (D,G)	4.27%		4.80%	4.32%	3.67%		4.74%
Portfolio turnover rate	231%		178%	163%	176%		44%

	Class C
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016

Net asset value, beginning of year	$9.54		$9.58	$9.29	$8.82		$10.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32		0.38	0.34	0.29		0.31
Net realized and unrealized gain (loss) on investments	(0.40)		(0.06)	0.27	0.49		(1.05)
Total from investment operations	(0.08)		0.32	0.61	0.78		(0.74)
LESS DISTRIBUTIONS:
From net investment income	(0.38)		(0.36)	(0.32)	(0.31)		(0.35)
From net realized gains on investments	—		—	—	—		—
From return of capital	—		—	—	—		(0.16)
Total distributions	(0.38)		(0.36)	(0.32)	(0.31)		(0.51)
Net asset value, end of year	$9.08		$9.54	$9.58	$9.29		$8.82
Total return (B)	(0.81	)% (C,H)	3.46%	6.64%	8.88	% (C)	(7.24	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,716		$9,851	$9,417	$7,534		$5,284
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.41%		2.46%	2.59%	2.58%		2.54%
Expenses, net waiver and reimbursement (D,F)	1.90%		2.07%	2.15%	2.14%		2.22%
Net investment income, before waiver and reimbursement (D,G)	2.95%		3.59%	3.13%	2.65%		3.00%
Net investment income, net waiver and reimbursement (D,G)	3.46%		3.97%	3.59%	3.07%		3.31%
Portfolio turnover rate	231%		178%	163%	176%		44%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.00%, 0.34% and 0.53% for the A shares and 0.11%, 0.34% and 0.53% for the C shares for June 30, 2020, 2017 and 2016 related to the pricing errors reimbursement. Without these transactions, total return would have been (0.81)% 9.32% and (7.15)% for the A shares and (0.92)%, 8.54% and (7.77)% for the C shares for June 30, 2020, 2017 and 2016.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.66%	1.71%	1.79%	1.78%	1.70%
Expenses, net waiver and reimbursement	1.15%	1.31%	1.35%	1.35%	1.41%

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.41%	2.45%	2.57%	2.52%	2.46%
Expenses, net waiver and reimbursement	1.90%	2.06%	2.10%	2.10%	2.15%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017		June 30, 2016

Net asset value, beginning of year	$9.59		$9.62		$9.32	$8.84		$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41		0.48		0.44	0.42		0.50
Net realized and unrealized gain (loss) on investments	(0.40)		(0.05)		0.27	0.46		(1.13)
Total from investment operations	0.01		0.43		0.71	0.88		(0.63)
LESS DISTRIBUTIONS:
From net investment income	(0.48)		(0.46)		(0.41)	(0.40)		(0.43)
From net realized gains on investments	—		—		—	—		—
From return of capital	—		—		—	—		(0.19)
Total distributions	(0.48)		(0.46)		(0.41)	(0.40)		(0.62)
Net asset value, end of year	$9.12		$9.59		$9.62	$9.32		$8.84
Total return (B)	0.21	% (C,G)	4.58	% (G)	7.79%	10.05	% (C)	(6.27	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$63,191		$40,341		$30,021	$10,853		$4,272
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	1.41%		1.46%		1.56%	1.58%		1.47%
Expenses, net waiver and reimbursement (D,E)	0.90%		1.07%		1.15%	1.14%		1.22%
Net investment income, before waiver and reimbursement (D,F)	3.88%		4.65%		4.14%	4.17%		4.94%
Net investment income, net waiver and reimbursement (D,F)	4.39%		5.03%		4.55%	4.54%		5.19%
Portfolio turnover rate	231%		178%		163%	176%		44%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.11%, 0.34% and 0.64% related to the pricing errors reimbursement for June 30, 2020, 2017 and 2016. Without these transactions, total return would have been 0.10%, 9.71% and (6.91)% for June 30, 2020, 2017 and 2016.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.41%	1.45%	1.51%	1.47%	1.41%
Expenses, net waiver and reimbursement	0.90%	1.06%	1.10%	1.10%	1.16%

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$3.79	$3.92	$3.86	$3.45	$4.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.20	0.21	0.23	0.31
Net realized and unrealized gain (loss) on investments	(0.24)	(0.12)	0.06	0.40	(0.74)
Total from investment operations	(0.06)	0.08	0.27	0.63	(0.43)
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.21)	(0.21)	(0.22)	(0.31)
From return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(0.20)	(0.21)	(0.21)	(0.22)	(0.32)
Net asset value, end of year	$3.53	$3.79	$3.92	$3.86	$3.45
Total return (B)	(1.51)%	2.09%	7.07%	18.61%	(9.27	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,421	$9,517	$14,858	$20,214	$15,250
Ratios to average net assets
Expenses, before waiver and reimbursement	2.07%	1.87%	1.78%	1.55%	1.76%
Expenses, net waiver and reimbursement	1.48%	1.47%	1.45%	1.45%	1.45%
Net investment income, before waiver and reimbursement	4.22%	4.70%	4.88%	5.85%	9.10%
Net investment income, net waiver and reimbursement	4.81%	5.10%	5.21%	5.94%	9.40%
Portfolio turnover rate	21%	28%	19%	85%	26%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$3.79	$3.92	$3.86	$3.46	$4.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15	0.18	0.18	0.20	0.28
Net realized and unrealized gain (loss) on investments	(0.23)	(0.13)	0.06	0.39	(0.72)
Total from investment operations	(0.08)	0.05	0.24	0.59	(0.44)
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.18)	(0.18)	(0.19)	(0.29)
From return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(0.18)	(0.18)	(0.18)	(0.19)	(0.30)
Net asset value, end of year	$3.53	$3.79	$3.92	$3.86	$3.46
Total return (B)	(2.26)%	1.33%	6.26%	17.38%	(9.70	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,444	$7,069	$9,212	$10,615	$11,644
Ratios to average net assets
Expenses, before waiver and reimbursement	2.82%	2.62%	2.53%	2.30%	2.51%
Expenses, net waiver and reimbursement	2.23%	2.22%	2.20%	2.20%	2.20%
Net investment income, before waiver and reimbursement	3.51%	4.30%	4.13%	5.13%	8.13%
Net investment income, net waiver and reimbursement	4.09%	4.70%	4.46%	5.23%	8.44%
Portfolio turnover rate	21%	28%	19%	85%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$3.79	$3.92	$3.86	$3.46	$4.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.22	0.22	0.23	0.32
Net realized and unrealized gain (loss) on investments	(0.24)	(0.13)	0.06	0.40	(0.73)
Total from investment operations	(0.05)	0.09	0.28	0.63	(0.41)
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.22)	(0.22)	(0.23)	(0.32)
From return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(0.21)	(0.22)	(0.22)	(0.23)	(0.33)
Net asset value, end of year	$3.53	$3.79	$3.92	$3.86	$3.46
Total return (B)	(1.27)%	2.35%	7.34%	18.56%	(8.77	)% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,995	$4,385	$5,146	$12,075	$3,398
Ratios to average net assets
Expenses, before waiver and reimbursement	1.82%	1.62%	1.53%	1.30%	1.51%
Expenses, net waiver and reimbursement	1.23%	1.22%	1.20%	1.20%	1.20%
Net investment income, before waiver and reimbursement	4.53%	5.35%	5.13%	5.95%	9.62%
Net investment income, net waiver and reimbursement	5.12%	5.76%	5.46%	6.03%	9.92%
Portfolio turnover rate	21%	28%	19%	85%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$4.32	$4.39	$4.47	$3.75	$4.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.27	0.29	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.53)	(0.09)	(0.09)	0.72	(0.78)
Total from investment operations	(0.31)	0.18	0.20	0.98	(0.51)
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.25)	(0.28)	(0.22)	(0.26)
From return of capital	(0.04)	—	—	(0.04)	(0.05)
Total distributions	(0.27)	(0.25)	(0.28)	(0.26)	(0.31)
Net asset value, end of year	$3.74	$4.32	$4.39	$4.47	$3.75
Total return (B)	(7.48)%	4.33%	4.56%	26.47%	(10.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,485	$3,344	$4,161	$8,799	$4,660
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.12%	2.03%	1.84%	1.76%	1.91%
Expenses, net waiver and reimbursement (C)	1.58%	1.57%	1.55%	1.55%	1.56%
Net investment income, before waiver and reimbursement (C,D)	4.81%	5.83%	6.21%	5.77%	7.05%
Net investment income, net waiver and reimbursement (C,D)	5.35%	6.29%	6.51%	5.98%	7.39%
Portfolio turnover rate	22%	30%	11%	32%	4%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$4.32	$4.38	$4.47	$3.75	$4.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.24	0.27	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.54)	(0.08)	(0.11)	0.72	(0.79)
Total from investment operations	(0.35)	0.16	0.16	0.94	(0.54)
LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.22)	(0.25)	(0.19)	(0.23)
From return of capital	(0.04)	—	—	(0.03)	(0.05)
Total distributions	(0.24)	(0.22)	(0.25)	(0.22)	(0.28)
Net asset value, end of year	$3.73	$4.32	$4.38	$4.47	$3.75
Total return (B)	(8.40)%	3.79%	3.56%	25.56%	(11.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,455	$7,877	$8,213	$9,881	$8,413
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.87%	2.78%	2.59%	2.51%	2.65%
Expenses, net waiver and reimbursement (C)	2.33%	2.32%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	4.08%	5.08%	5.60%	4.89%	6.29%
Net investment income, net waiver and reimbursement (C,D)	4.62%	5.54%	5.90%	5.11%	6.64%
Portfolio turnover rate	22%	30%	11%	32%	4%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$4.32	$4.38	$4.46	$3.74	$4.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23	0.29	0.31	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.54)	(0.09)	(0.10)	0.72	(0.79)
Total from investment operations	(0.31)	0.20	0.21	0.98	(0.51)
LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.26)	(0.29)	(0.23)	(0.26)
From return of capital	(0.04)	—	—	(0.03)	(0.05)
Total distributions	(0.28)	(0.26)	(0.29)	(0.26)	(0.31)
Net asset value, end of year	$3.73	$4.32	$4.38	$4.46	$3.74
Total return (B)	(7.48)%	4.84%	4.85%	26.83%	(10.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,304	$7,019	$7,279	$9,986	$5,813
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.87%	1.78%	1.59%	1.51%	1.65%
Expenses, net waiver and reimbursement (C)	1.33%	1.32%	1.30%	1.30%	1.30%
Net investment income, before waiver and reimbursement (C,D)	5.03%	6.19%	6.59%	5.92%	7.26%
Net investment income, net waiver and reimbursement (C,D)	5.56%	6.65%	6.88%	6.13%	7.64%
Portfolio turnover rate	22%	30%	11%	32%	4%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.50	$9.58		$9.58		$9.84	$10.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.36	0.39		0.22		0.31	0.32
Net realized and unrealized gain (loss) on investments	0.27	0.06		0.02	(B)	(0.24)	(0.26)
Total from investment operations	0.63	0.45		0.24		0.07	0.06
LESS DISTRIBUTIONS:
From net investment income	(0.41)	(0.53)		(0.24)		(0.21)	(0.27)
From return of capital	(0.09)	—		—		(0.12)	(0.05)
Total distributions	(0.50)	(0.53)		(0.24)		(0.33)	(0.32)
Net asset value, end of year	$9.63	$9.50		$9.58		$9.58	$9.84
Total return (C)	6.77%	4.89	% (E)	2.48	% (E)	0.69%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,505	$123		$169		$656	$132
Ratios to average net assets
Expenses, before waiver and reimbursement	2.24%	2.60%		2.75%		3.16%	3.93%
Expenses, net waiver and reimbursement	1.58%	1.57%		1.55%		1.55%	1.55%
Net investment income, before waiver and reimbursement	3.13%	3.03%		1.08%		1.67%	0.76%
Net investment income, net waiver and reimbursement	3.73%	4.07%		2.30%		3.13%	3.31%
Portfolio turnover rate (D)	589%	168%		369%		41%	78%

	Class C
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.47	$9.55		$9.57		$9.83	$10.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.29	0.32		0.17		0.21	0.23
Net realized and unrealized gain (loss) on investments	0.27	0.06		(0.02)		(0.22)	(0.23)
Total from investment operations	0.56	0.38		0.15		(0.01)	0.00
LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.46)		(0.17)		(0.16)	(0.22)
From return of capital	(0.09)	—		—		(0.09)	(0.03)
Total distributions	(0.43)	(0.46)		(0.17)		(0.25)	(0.25)
Net asset value, end of year	$9.60	$9.47		$9.55		$9.57	$9.83
Total return (C)	6.01%	4.14	% (E)	1.59	% (E)	(0.08)%	0.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$902	$199		$190		$178	$207
Ratios to average net assets
Expenses, before waiver and reimbursement	2.96%	3.35%		3.50%		3.91%	4.68%
Expenses, net waiver and reimbursement	2.33%	2.32%		2.30%		2.30%	2.30%
Net investment income (loss), before waiver and reimbursement	2.37%	2.38%		0.54%		0.54%	(0.04)%
Net investment income, net waiver and reimbursement	2.99%	3.40%		1.74%		2.16%	2.38%
Portfolio turnover rate (D)	589%	168%		369%		41%	78%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30,2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018, June 30, 2019 and June 30, 2020. If these were included in the calculation the turnover percentage would be 851%, 242% and 811%, respectively.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.48	$9.55		$9.58		$9.84	$10.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41	0.42		0.27		0.32	0.31
Net realized and unrealized gain (loss) on investments	0.23	0.07		(0.03)		(0.23)	(0.21)
Total from investment operations	0.64	0.49		0.24		0.09	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.56)		(0.27)		(0.23)	(0.30)
From return of capital	(0.09)	—		—		(0.12)	(0.05)
Total distributions	(0.52)	(0.56)		(0.27)		(0.35)	(0.35)
Net asset value, end of year	$9.60	$9.48		$9.55		$9.58	$9.84
Total return (B)	6.93%	5.28	% (D)	2.48	% (D)	0.93%	1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,882	$11,154		$8,527		$4,077	$4,213
Ratios to average net assets
Expenses, before waiver and reimbursement	1.99%	2.35%		2.50%		2.91%	3.68%
Expenses, net waiver and reimbursement	1.33%	1.32%		1.30%		1.30%	1.30%
Net investment income, before waiver and reimbursement	3.61%	3.42%		1.64%		1.67%	0.82%
Net investment income, net waiver and reimbursement	4.26%	4.44%		2.84%		3.27%	3.19%
Portfolio turnover rate (C)	589%	168%		369%		41%	78%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018, June 30, 2019 and June 30, 2020. If these were included in the calculation the turnover percentage would be 851%, 242% and 811%, respectively.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2020	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty nine series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		Current income
Catalyst Enhanced Income Strategy (“Enhanced Income”)	Wynkoop, LLC	Current income
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Asset Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/ CIFC Floating Rate Income (“Floating Rate Income”)	CIFC Investment Management, LLC	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors LLC (“SMH”)	Income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Income and capital appreciation
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	Current income

The Funds are registered as non-diversified except Global Balanced, Floating Rate Income and Income Opportunity, which are diversified.

As of June 30, 2020, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$38,076,324	$—	$38,076,324
Convertible Bonds	—	12,904,280	—	12,904,280
Total Assets	$—	$50,980,604	$—	$50,980,604

Enhanced Income
Assets(a)	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$131,652,973	$—	$131,652,973
U.S. Government Agency Obligations	—	7,946,271	—	7,946,271
Short-Term Investment	9,536,312	—	—	9,536,312
Total Assets	$9,536,312	$139,599,244	$—	$149,135,556

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Global Balanced
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$397,150	$—	$—	$397,150
Common Stock	13,170,236	—	—	13,170,236
Corporate Bonds	—	7,644,025	—	7,644,025
Total Assets	$13,567,386	$7,644,025	$—	$21,211,411
Liabilities(a)
Call Options Written	$140,875	$—	$—	$140,875
Total Liabilities	$140,875	$—	$—	$140,875

Floating Rate Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$96,618	$—	$—	$96,618
Corporate Bonds	—	3,631,152	—	3,631,152
Collateralized Loan Obligations	—	2,094,499	—	2,094,499
Bank Loans	—	78,238,596	—	78,238,596
Short-Term Investments	7,108,072	—	—	7,108,072
Total Assets	$7,204,690	$83,964,247	$—	$91,168,937

High Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$—	$—	$85,510	$85,510
Convertible Bonds	—	2,260,715	—	2,260,715
Corporate Bonds	—	14,126,609	—	14,126,609
Warrants	—	—	71,550	71,550
Collateral for Securities Loaned	4,260,285	—	—	4,260,285
Total Assets	$4,260,285	$16,387,324	$157,060	$20,804,669

Total Return Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$5,122,911	$—	$—	$5,122,911
Exchanged Traded Funds	420,010	—	—	420,010
Convertible Bonds	—	1,078,553	—	1,078,553
Corporate Bonds	—	6,265,216	—	6,265,216
Collateral for Securities Loaned	4,126,843	—	—	4,126,843
Total Assets	$9,669,764	$7,343,769	$—	$17,013,533

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Income Opportunity
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$1,456,320	$—	$—	$1,456,320
Preferred Stock	164,299	—	—	164,299
U.S. Government Agency Obligations	—	25,093,997	—	25,093,997
Private Collateralized Mort. Obligations	—	462,204	—	462,204
Short-Term Investments	1,077,240	—	—	1,077,240
Call Options Purchased	200	—	—	200
Put Options Purchased	130,980	1,400	—	132,380
Total Assets	$2,829,039	$25,557,601	$—	$28,386,640
Derivatives
Assets(a)
Futures Contracts	$1,139	$—	$—	$1,139
Total	$1,139	$—	$—	$1,139
Liabilities(a)
Call Options Written	$(18,360)	$—	$—	$(18,360)
Put Options Written	—	(2,950)	—	(2,950)
Total	$(18,360)	$(2,950)	$—	$(21,310)

Insider Income, Enhanced Income, Global Balanced and Floating Rate Income did not hold any Level 3 securities during the period. High Income, Total Return Income and Income Opportunity held level 3 securities. A reconciliation used in determining High Income’s, Total Return Income’s and Income Opportunity’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security details.

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	High Income	High Income
Energy Conversion
	Devices, Inc.	PHI Group, Inc.	PHI Group, Inc.
Beginning balance June 30, 2019	$0	$0	$0
Purchases	—	71,550	85,510
Total realized gain/(loss)	—	—	—
Change in unrealized depreciation	—	—	—
Proceeds from sale/maturities/calls	—	—	—
Capital distribution	—	—	—
Net transfers in/(out) of Level 3	—	—	—
Ending balance June 30, 2020	$0	$71,550	$85,510

	Total Return Income	Total Return Income
	Energy Conversion	Community Choice
	Devices, Inc.	Financial, Inc.
Beginning balance June 30, 2019	0	$0
Purchases	—	—
Total realized gain/(loss)	—	—
Change in unrealized depreciation	—	—
Proceeds from sale/maturities/calls	—	—
Capital distribution	—	—
Net transfers in/(out) of Level 3	—	—
Ending balance June 30, 2020	0	$0

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Income Opportunity

Mortgage Notes
Beginning balance June 30, 2019	$287,000
Purchases	—
Total realized gain/(loss)	—
Change in unrealized depreciation	—
Proceeds from sale/maturities/calls	(287,000)
Capital distribution	—
Net transfers in/(out) of Level 3	—
Ending balance June 30, 2020	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2020, was $(612,061) and $0 for High Income and Total Return Income, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Fund	Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Market Value impact if input increases
High Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase
High Income	Warrant	$71,550	No executable broker quote	N/A	Increase
High Income	Common Stock	$85,510	No executable broker quote	N/A	Increase
Total Return Income	Common Stock	$0	Bankruptcy	Potential Future Cash Payments	Increase
Total Return Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase

Fair value securities as a percent of net assets at June 30, 2020, were 0.9% and 0.0% for High Income and Total Return Income, respectively.

b)       Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Funds’ portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

account of the broker (the relevant Fund’s agent in acquiring the options). For the year ended June 30, 2020, Global Balanced and Income Opportunity invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2020, only Income Opportunity invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver a mortgage back security at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Derivatives Risk – The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Libor Risk – The Funds’ Investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2020, were as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced	Call options written	Equity	Options written	$(140,875)
			Total	$(140,875)

Income Opportunity	Futures	Interest	Net unrealized appreciation on futures contracts	$1,139
	Call options purchased	Equity	Investments in securities, at value	200
	Put options purchased	Equity	Investments in securities, at value	132,380
	Call options written	Equity	Options written	(18,360)
	Put options written	Equity	Options written	(2,950)
			Total	$112,409

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2020, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$64,067
	Options written	Equity	Net change in unrealized depreciation on options written	(94,834)
			Totals	$(30,767)
Income Opportunity
	Options purchased	Equity	Net realized gain on options purchased	$99,642
	Options written	Equity	Net realized gain on options written	93,932
	Futures	Interest Rate	Net realized loss on futures	(492,762)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(25,699)
	Options written	Equity	Net change in unrealized appreciation on options written	59
	Futures	Interest Rate	Net change in unrealized depreciation on futures	(48,072)
			Totals	$(372,900)

The notional value of derivative instruments outstanding as of June 30, 2020, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2020:

						Gross Amounts Not Offset in the Statements
						of Assets & Liabilities
		Gross Amounts of	Gross Amounts Offset	Net Amounts of Liabilities		Financial
		Recognized	in the Statement of	Presented in the Statement		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities	Assets & Liabilities	of Assets & Liabilities		Pledged		Pledged	Assets
Global Balanced
Description of Liability:
Options Written	Pershing	$(140,875)	$—	$(140,875	) (1)	$140,875	(2)	$—	$—
Total		$(140,875)	$—	$(140,875)		$140,875		$—	$—

						Gross Amounts Not Offset in the
						Statements of Assets & Liabilities
			Gross Amounts	Gross Amounts of
		Gross Amounts of	Offset in the	Assets/Liabilities Presented		Financial		Cash	Net
		Recognized	Statement of Assets	in the Statement of Assets &		Instruments		Collateral	Amount of
	Counterparty	Assets/Liabilities	& Liabilities	Liabilities		Pledged		Pledged	Assets
Income Opportunity
Description of Asset:
Futures Contracts	Wedbush	$1,139	$—	$1,139	(1)	$(1,139	) (2)	$—	$—
Total		$1,139	$—	$1,139		$(1,139)		$—	$—
Description of Liability:
Options Written	Wedbush	$(21,310)	$—	$(21,310	) (1)	$21,310	(2)	$—	$—
Total		$(21,310)	$—	$(21,310)		$21,310		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)        Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the advisor/sub-advisor expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Fund.

d)        Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year June 30, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2020, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2017-2019 for the Funds) or expected to be taken in 2020 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)        Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)      Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h)      Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Daily *	Annually
Enhanced Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Daily	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually

*	Prior to January 1, 2020 Insider Income distributed income on a monthly basis.

i)      Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

j)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k)        Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Enhanced Income, Floating Rate Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were no CDSC fees paid by the shareholders of Insider Income, Enhanced Income, Global Balanced, Floating Rate Income, High Income, Total Return Income and Income Opportunity.

l)        Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)     Distributions from REITS – Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

			Excluding Dollar Rolls
Fund	Purchases	Sales	Purchases	Sales
Insider Income	$99,340,462	$72,400,751	$—	$—
Enhanced Income	180,119,116	72,627,858	—	—
Global Balanced	11,144,711	10,297,112	—	—
Floating Rate Income	208,356,517	183,380,441	—	—
High Income	3,750,114	6,495,570	—	—
Total Return Income	3,455,241	5,433,455	—	—
Income Opportunity	164,099,162	148,606,718	107,164,162	86,200,551

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on each Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fees or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

For the year ended June 30, 2020, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver, no later than the dates as stated below:

						Management
						Fees Waived/
	Management		Expense Limitation			Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Income	0.75%	1.00%	1.75%	0.75%	10/31/2020	$209,122
Enhanced Income	1.50%	1.75%	2.50%	1.50%	10/31/2020	283,996
Global Balanced	1.00%	1.22%	1.97%	0.97%	10/31/2020	170,253
Floating Rate Income	1.00%	1.15%	1.90%	0.90%	10/31/2020	427,070
High Income	1.00%	1.48%	2.23%	1.23%	10/31/2020	111,113
Total Return Income	1.00%	1.58%	2.33%	1.33%	10/31/2020	88,817
Income Opportunity	1.25%	1.58%	2.33%	1.33%	10/31/2020	121,305

	Recapture Expires
	June 30,
Fund	2021	2022	2023
Insider Income	$86,088	$126,505	$209,122
Enhanced Income	—	86,403	283,966
Global Balanced	80,140	131,387	170,253
Floating Rate Income	132,914	243,895	427,070
High Income	107,137	102,216	111,113
Total Return Income	68,348	84,675	88,817
Income Opportunity	93,262	114,875	121,305

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

For the year ended June 30, 2020, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$9,007	$15,093
Enhanced Income	14,170	27,758
Global Balanced	10,056	60,953
Floating Rate Income	40,688	113,339
High Income	22,558	61,532
Total Return Income	7,679	75,274
Income Opportunity	1,153	3,544

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2020 for management and chief compliance officer services accrued for the period are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.” In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including the Distributor and Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

During the year ended June 30, 2020 the Floating Rate Income Fund had a NAV error which impacted the shareholders of the Fund. Related parties to the Fund reimbursed the Fund after year-end for the amount of the loss to the Fund. The reimbursement is included on the Statements of Assets and Liabilities under the caption ‘Due from Related Party’, and on the Statements of Changes in Net Assets under ‘Capital Contribution.’ Increases in total return from payments made by affiliated parties related to the NAV errors were 0.00%, 0.11% and 0.11% for Class A, Class C and Class I, respectively.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$50,672,468	$816,412	$(508,276)	$308,136
Enhanced Income	146,134,689	6,532,292	(3,531,425)	3,000,867
Global Balanced	20,489,526	2,640,227	(2,059,217)	581,010
Floating Rate Income	95,140,530	172,896	(4,144,489)	(3,971,593)
High Income	29,620,580	498,540	(9,314,451)	(8,815,911)
Total Return Income	26,960,185	762,906	(10,709,558)	(9,946,652)
Income Opportunity	26,716,154	2,259,353	(609,040)	1,650,313

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2020 and June 30, 2019 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Insider Income	$1,661,563	$25,810	$—	$1,687,373
Enhanced Income	4,471,631	—	—	4,471,631
Global Balanced	428,787	229,144	—	657,931
Floating Rate Income	4,072,281	—	43,854	4,116,135
High Income	889,332	—	115,874	1,005,206
Total Return Income	865,500	—	155,090	1,020,590
Income Opportunity	829,375	—	209,605	1,038,980

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Insider Income	$325,564	$—	$—	$325,564
Enhanced Income	$423,132	—	—	423,132
Global Balanced	308,802	1,311,604	41,810	1,662,216
Floating Rate Income	2,915,270	—	—	2,915,270
High Income	1,318,953	—	—	1,318,953
Total Return Income	1,026,734	—	—	1,026,734
Income Opportunity	636,319	—	25,199	661,518

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. Catalyst Insider Income Fund utilized equalization in the amount of $1,642, which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the year ended June 30, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income	$8,033	$—	$(805,230)	$—	$—	$308,136	$(489,061)
Enhanced Income	138,680	—	(854,686)	(533,330)	—	3,000,867	1,751,531
Global Balanced	62,467	1,370	(505,120)	—	—	580,703	139,420
Floating Rate Income	—	—	(3,450,409)	(7,769,614)	(35,925)	(3,971,593)	(15,227,541)
High Income	—	—	—	(26,142,322)	—	(8,815,911)	(34,958,233)
Total Return Income	—	—	—	(14,568,703)	—	(9,946,652)	(24,515,355)
Income Opportunity	—	—	(1,145,324)	(332,418)	(1,444)	1,650,313	171,127

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, straddles, dividends payable, deemed dividend distributions, mark-to-market of passive foreign investment companies and 1256 option contracts, future contracts, partnerships, C-Corporation adjustments, and dividend distributions from business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable and straddles deferrals. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year Losses
Insider Income	$—
Enhanced Income	—
Global Balanced	—
Floating Rate Income	—
High Income	—
Total Return Income	—
Income Opportunity	139,317

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income	$805,230
Enhanced Income	854,686
Global Balanced	505,120
Floating Rate Income	3,450,409
High Income	—
Total Return Income	—
Income Opportunity	1,006,007

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

At June 30, 2020, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	Utilized
Insider Income	$—	$—	$—	$—
Enhanced Income	533,330	—	533,330	—
Global Balanced	—	—	—	—
Floating Rate Income	2,148,772	5,620,842	7,769,614	—
High Income	—	26,142,322	26,142,322	491,013
Total Return Income	532,960	14,035,743	14,568,703	521,694
Income Opportunity	308,930	23,488	332,418	—

Permanent book and tax differences, primarily attributable to the to the reclassification of Fund distributions and book/tax basis treatment of non-deductible expenses, and equalization credits resulted in reclassification for the following Funds for the year ended June 30, 2020 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficits)
Insider Income	$1,642	$(1,642)
Enhanced Income	—	—
Global Balanced	—	—
Floating Rate Income	(43,854)	43,854
High Income	(1,476)	1,476
Total Return Income	—	—
Income Opportunity	(3,134)	3,134

(6)	LINE OF CREDIT

Currently, the Funds each have a $20,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2020, Global Balanced and Floating Rate Income did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2020
Insider Income	$463,794	$691	3.63%	$—
Enhanced Income	1,760,943	3,420	4.13%	—
Global Balanced	—	—	—	—
Floating Rate	—	—	—	—
High Income	106,600	48	3.25%	96,000
Total Return	8,000	1	4.75%	—
Income Opportunity	234,600	226	3.85%	—

(1)	Includes only Interest Expense for the fiscal year ended June 30, 2020 and may not agree back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the US Bank NA. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2020.

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral (1)	Investment Income
SMH High Income *	$4,149,270	$4,260,285	2.16%
SMH Total Return	4,014,849	4,126,843	0.68%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

The below table shows the collateral held by each Fund at the end of the period.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
SMH High Income
Liabilities
Securities Loaned	US Bank	$(4,260,285)	$—	$(4,260,285)	$4,260,285	$—	$—

SMH Total Return
Liabilities
Securities Loaned	US Bank	$(4,126,843)	$—	$(4,126,843)	$4,126,843	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Floating Rate		Total Return	Income
Owner	Income	High Income	Income	Opportunity
LPL Financial (1)	28%	—	—	55%
Charles Schwab & Co. (1)	—	—	—	—
Pershing LLC (1)	—	33%	—	—
Wells Fargo (1)	—	35%	77%	—
TD Ameritrade (1)	—	—	—	—

(1)	These owners are comprised of multiple investors and accounts.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(9)	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements and had no material impact.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund (formerly, Catalyst Floating Rate Income Fund), Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five year period ended June 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five year period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

We have also audited the accompanying statement of assets and liabilities of Catalyst Enhanced Income Strategy Fund, (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments as of June 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2018 (commencement of operations) through June 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 2018 through June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers and counterparties or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania
August 31, 2020

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”) Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small- Cap Insider Buying Fund (“Catalyst SC”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”),Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”) Catalyst/MLP & Infrastructure (“Catalyst MLP”) and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 6, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Renewal Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the duties and functions of the investment committee and risk committee. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Renewal Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Renewal Funds based on the specific risks germane to each Catalyst Renewal Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board noted the addition of a new sub-advisor to one of the Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of the sub-advisors to the relevant Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory agreement, and that the nature, overall quality and extent

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of April 16, 2020 along with information that Catalyst provided in connection with renewing the management agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst SA—The Board discussed that Catalyst SA outperformed its peer group, Morningstar category, and the S&P 500 TR Index and BNP Catalyst Systematic Alpha Index over the 1-year period, and outperformed its peer group over the 3-year period. The Board acknowledged that Catalyst SA employed a different strategy prior to November 2017. A Catalyst representative informed the Board that Catalyst SA’s had continued to outperform its benchmarks since March 2020.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods. The Board reviewed Catalyst’s explanation that Catalyst IB’s underperformance could be attributed to its allocations to the healthcare and information technology sectors in the third quarter of 2019. The Board noted that Catalyst IB’s performance since inception was closer to its peer group. A Catalyst representative explained that Catalyst IB took a defensive position in March 2020 and was not actively trading on a day-to-day basis. The Catalyst representative noted his optimism for Catalyst IB’s strategy in the current market.

Catalyst Insider—The Board observed that Catalyst Insider had trailed its peer group, the Short-Term Bond and High Yield Bond Morningstar categories, and the Bloomberg Barclays US AGG Bond TR Index over the 1-year period, but had outperformed the Short-Term Bond Morningstar category and the Bloomberg Barclays 1-3 YR US Gov/Credit Index over the 3-year and 5-year periods. The Board observed that Catalyst Insider was outperforming the Bloomberg Barclays 1-3 YR US Gov/Credit Index until the market selloff in late February 2020. The Board recognized that Catalyst explained that high yield bonds had performed well relative to investment grade bonds, which led to Catalyst Insider underperforming its peer group and High Yield Bond Morningstar categories. A Catalyst representative remarked that Catalyst Insider’s performance had already begun to recover since the market disruptions in March 2020.

Warrington SP—The Board noted that Warrington SP underperformed its peer group, the Managed Futures and Options-Based Morningstar categories, and the S&P 500 TR Index over the 1- year, 3-year and 5-year periods. The Board discussed that Warrington SP had engaged a sub-advisor as of January 27, 2020 which resulted in a change of portfolio managers and that Warrington SP had outperformed the S&P 500 in the short period since such date.

Catalyst HCS—The Board acknowledged that Catalyst HCS outperformed its peer group and the Commodities Broad Basket Morningstar category across all periods and outperformed the Managed Futures Morningstar category over the 3-year and since inception periods. The Board noted that Catalyst HCS underperformed the S&P 500 TR Index while outperforming the Bloomberg Commodity Index across all periods. A Catalyst representative noted a decline in Catalyst HCS’s performance since the outbreak of COVID-19 due to extreme movements in oil markets. He reported

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

that Catalyst HCS’s investors were aware of the disruption in oil markets and remained interested in Catalyst HCS’s strategy.

Catalyst SC—The Board remarked that Catalyst SC underperformed its peer group, the Russell 200 TR Index and its Morningstar category across all periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years and to sector allocation during the fourth quarter of 2019. The Board noted that Catalyst SC’s “insider buying” signals historically performed well during periods of market turmoil.

MAP Global Equity—The Board recognized that MAP Global Equity underperformed its peer group, Morningstar category and MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods. The Board discussed that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. The Board noted that this affected MAP Global Equity’s performance across all periods after it reported an outperformance in the previous year. A Catalyst representative remarked that MAP Global Equity’s underperformance had continued since the outbreak of COVID-19 but expressed confidence in the long-term potential of MAP Global Equity’s strategy.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but had outperformed them since inception. The Board noted that MAP Global Balanced had underperformed the MSCI ACWI Gross Index across all periods. The Board considered that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. A Catalyst representative noted that despite MAP Global Balanced’s continued underperformance since the outbreak of COVID-19, he remained confident in MAP Global Balanced’s long-term potential.

SMH High Income—The Board discussed that SMH High Income outperformed its Morningstar category over the 1-year and 3-year periods and its peer group over the 3-year period. The Board observed that SMH High Income’s concentrated portfolio meant SMH High Income would often be over or underweight industry allocations relative to the peer group, Morningstar category and BofA Merrill Lynch U.S. Cash Pay High Yield Index. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income’s 5-year and 10-year returns. A Catalyst representative noted that SMH High Income was within 2% of its benchmark for the year-to-date.

SMH Total Return—The Board noted that SMH Total Return outperformed its Morningstar category over the 1-year period and peer group over the 1-year and 3-year periods. The Board remarked that SMH Total Return trailed, but was in-line with, the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. A Catalyst representative remarked that SMH Total Return continued to underperform for the year-to-date due to forced margin calls and liquidations in the REITs space.

Catalyst DA—The Board remarked that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. It noted

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

that although Catalyst DA trailed its peer group, Morningstar category and benchmark since inception, its performance over that period was generally in-line with each of them. The Board reviewed Catalyst’s explanation that high-momentum stocks underperformed during the past year. A Catalyst representative noted that Catalyst DA had already begun to recover and that its performance was above the benchmark for the year-to-date.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Funds Index since inception, and outperformed its peer group over the 5-year period. The Board noted that Lyons TA underperformed the peer group, Morningstar category and benchmark across all other periods. The Board observed that Lyons TA was defensive in 2019 and missed the significant market rally which contributed to its underperformance over the short-term. A Catalyst representative remarked that Lyons TA re-entered the market in February 2020 and was outperforming the S&P 500 TR Index for the year-to-date.

Exceed DR—The Board observed that Exceed DR outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods but trailed the S&P 500 TR Index across all periods. The Board recalled that Exceed DR changed investment strategies in 2017. A Catalyst representative observed that Exceed DR was closing the gap with the S&P 500 TR Index and was in-line with its benchmark for the year-to-date.

Exceed DS—The Board noted that Exceed DS outperformed its peer group and Morningstar category across all periods, but underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. A Catalyst representative reported that Exceed DS had performed as expected since the outbreak of COVID-19 and was outperforming the S&P 500 TR Index for the year-to-date.

Catalyst BS—The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category over the 3-year and 5-year periods, and had outperformed its peer group over the since inception period. The Board remarked that Catalyst BS underperformed the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board recalled that Catalyst BS adjusted its investment strategy in December 2019.

CIFC Floating Rate—The Board recognized that CIFC Floating Rate outperformed its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index across all periods. The Board discussed that CIFC Floating Rate’s performance benefitted from security selection and exposure to high-yield bonds in the portfolio.

Stone Beach IO—The Board commented that Stone Beach IO outperformed its peer group, Morningstar category and the Bloomberg Barclays US MBS Index across all periods and noted that Stone Beach IO continued to outperform the benchmark for the year-to-date. The Board observed that Stone Beach IO’s strategy sought to reduce volatility and provide returns uncorrelated to certain asset classes.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Catalyst MS—The Board observed that Catalyst MS underperformed its peer group, Morningstar category, SG CTA Index and S&P 500 TR Index across the 1-year, 3-year and 5-year periods and underperformed the S&P 500 TR Index over the 10-year period. The Board recognized that Catalyst MS had been outperforming the Morningstar category until February 20, 2020. The Board acknowledged Catalyst MS’s long-term performance and how its strategy was not correlated to the S&P 500 TR Index.

Catalyst MLP—The Board discussed that Catalyst MLP underperformed its peer group and Morningstar category across all periods but outperformed the Alerian MLP TR Index over 1-year and since inception periods, while trailing the benchmark over the 3-year and 5-year periods. The Board considered that Catalyst MLP’s peer group and Morningstar category consisted primarily of funds taxed as a C-corp., which benefitted from a falling market because reductions in deferred tax liability cushioned their losses. The Board noted that Catalyst MLP should conversely benefit in a rising market relative to its peer group and Morningstar category due to its tax status. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of MLP general partners, and noted that those types of investments were not included in the index. A Catalyst representative reported that Catalyst MLP was trailing the Alerian MLP for the year-to-date but had improved over the last month.

Millburn HS—The Board noted that Millburn HS outperformed its peer group, Morningstar category and the ICE BofA ML 3M T-Bill Index over the 3-year, 5-year and 10-year periods, but had underperformed the S&P 500 TR Index across all periods. The Board recognized that Millburn HS had been outperforming its Morningstar category until February 20, 2020. A Catalyst representative attributed Millburn HS’s performance in recent weeks to investment models that did not adjust quickly enough to rapidly changing market conditions. He represented that he had confidence in Millburn HS’s ability to recover from the market disruptions and produce satisfactory returns going forward.

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst SA—The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst SA was the smallest fund in its peer group.

Catalyst IB—The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the average and median of the Large Growth Morningstar categories, but lower than the high of the category. The Board remarked that Catalyst IB’s net expense ratio was lower than its peer group’s average expense ratio and significantly below the high of the Morningstar category.

Catalyst Insider—The Board discussed that Catalyst Insider’s advisory fee was lower than the average of its peer group and below the high of the Short-Term Bond and High Yield Bond

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category.

Warrington SP—The Board noted that Warrington SP’s advisory fee was higher than the peer group average and median, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well-below the highs of each.

Catalyst HCS—The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures- type strategy based on commodities.

Catalyst SC—The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than the peer group and Morningstar category medians and averages, but were lower than the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income—The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well-below the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Catalyst DA—The Board observed that Catalyst DA’s advisory fee and net expense ratio were in line with its peer group and well-below the highs of the Morningstar category.

Lyons TA—The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Exceed DR—The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its Morningstar category and on par with the average of its peer group.

Exceed DS—The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DS’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Catalyst BS—The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate—The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its Morningstar category, but that its net expense ratio was lower than the average of its peer group, and well-below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

Catalyst MS—The Board commented that Catalyst MS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Catalyst MS’s net expense ratio was the high of its peer group but lower than the high of the Morningstar category. The Board recognized that Catalyst MS was the smallest fund in its peer group.

Catalyst MLP—The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLP’s net expense ratio was lower than the average of its peer group and Morningstar category. The Board observed that Catalyst MLP’s advisory fee could be attributed to the specialized nature of its investment strategy.

Millburn HS—The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board noted that Catalyst was managing Catalyst SA, Catalyst Insider, Warrington SP and Catalyst MS at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

issue at this time. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Catalyst IB—The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not excessive.

Catalyst HCS—The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was not excessive.

Catalyst SC—The Board observed that Catalyst earned a modest profit from managing Catalyst SC. The Board concluded that Catalyst’s profit in connection with Catalyst SC was not excessive.

MAP Global Equity—The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced—The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was not excessive.

SMH High Income—The Board commented that Catalyst earned a profit from managing SMH High Income. The Board discuss that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was not excessive.

SMH Total Return—The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was not excessive.

Catalyst DA—The Board observed that Catalyst earned a profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA. The Board concluded that Catalyst’s profit in connection with Catalyst DA was not excessive.

Lyons TA—The Board observed that Catalyst earned a profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Lyons TA. The Board concluded that Catalyst’s profit in connection with Lyons TA was not excessive.

Exceed DR—The Board commented that Catalyst earned a modest profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was not excessive.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Exceed DS—The Board noted that Catalyst earned a modest profit from managing Exceed DS. The Board concluded that Catalyst’s profit in connection with Exceed DS was not excessive.

Catalyst BS—The Board commented that Catalyst earned a modest profit from managing Catalyst BS. The Board concluded that Catalyst’s profit in connection with Catalyst BS was not excessive

CIFC Floating Rate—The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with CIFC Floating Rate was not excessive.

Stone Beach IO—The Board noted that Catalyst earned a modest profit from managing Stone Beach IO. The Board concluded that Catalyst’s profit in connection with Stone Beach IO was not excessive.

Catalyst MLP—The Board observed that Catalyst earned a profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP. The Board concluded that Catalyst’s profit in connection with Catalyst MLP was not excessive.

Millburn HS—The Board observed that Catalyst earned a profit from managing Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board concluded that Catalyst’s profit in connection with Millburn HS was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the management agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the management agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

Consideration and Approval of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst/Teza Algorithmic Allocation Income Fund (“Teza AA”)

In connection with a regular meeting held on November 11, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Teza AA.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s proposed services to Teza AA, comparative fee and expense information, and Catalyst’s estimated profitability from advising Teza AA.

Nature, Extent, and Quality of Services. The Board reviewed Catalyst’s corporate structure, officers, owners, and compliance record. A representative of Catalyst reviewed the services Catalyst would provide to Teza AA and the procedures proposed by Catalyst to supervise Teza AA’s investment program and the proposed new sub-advisor. The Board discussed the experience of Catalyst’s senior personnel, recent staff additions, and its satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of Catalyst reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Board agreed that Catalyst’s focus on risk management and mitigation would be beneficial to shareholders. The Board discussed Catalyst’s compliance program, and the Trust’s chief compliance officer confirmed that Catalyst had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Board acknowledged its discussion during the Meeting of the status of certain regulatory examinations and litigation. It acknowledged Catalyst’s infrastructure, compliance and risk management cultures and concluded that Catalyst would provide a high level of quality service to Teza AA for the benefit of shareholders.

Performance. The Board noted that the sub-advisor would be primarily responsible for the day-to-day management of Teza AA’s portfolio. The Board further noted that Catalyst had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that Catalyst’s track record of managing mutual funds gave the Board confidence that Catalyst would provide value to shareholders as advisor to Teza AA.

Fees and Expenses. The Board reviewed the proposed management fee of 1.90% for Teza AA was higher than the average advisory fee charged in the peer group and the Morningstar Multialternative category but below the highs of each. The Board discussed that Teza AA’s proposed net expense ratio of 2.24% was lower than the average of the peer group and although higher than the median and average of the Morningstar category, was well below the high of the Morningstar category. The Board reviewed Catalyst’s explanation that the advisory fee was appropriate for Teza AA because of the sophisticated and dynamic nature of Teza AA’s strategy, the sub-advisor’s strong historical track record in implementing the strategy and the additional investment and risk management oversight required by Catalyst for Teza AA’s complex strategy. The Board discussed the allocation of fees between Catalyst and Teza AA’s sub-advisor and agreed that the allocation was appropriate. The Board concluded that the proposed management fee for Teza AA was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Profitability. The Board reviewed Catalyst’s analysis estimating its profitability in connection with Teza AA during the initial term of the management agreement. The Board noted that Catalyst anticipated realizing a modest profit on Teza AA during the first two years of management agreement. It considered the ancillary benefits that Catalyst and its affiliates may receive related to Teza AA. The Board concluded that excess profitability was not a concern at this time.

Economies of Scale. The Board considered whether Catalyst had the potential to realize economies of scale during the initial term of the management agreement. The Board agreed that given Teza AA’s anticipated growth during the initial term of the agreement, the absence of breakpoints in the advisory fee was acceptable at this time.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the management agreement was in the best interests of Teza AA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and CIFC Investment Management, LLC with respect to the Catalyst/CIFC Floating Rate Income Fund

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and CIFC Investment Management, LLC (“CIFC”), with respect to Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed CIFC’s responses to a series of questions regarding, among other things, the investment performance of CIFC Floating Rate, CIFC’s services provided to CIFC Floating Rate, comparative fee and expense information, and CIFC’s profitability from managing CIFC Floating Rate.

Nature, Extent and Quality of Services. The Board noted that CIFC’s personnel had many years of industry experience with excellent credentials and backgrounds. The Board discussed that CIFC’s investment process was a collaboration of investment research and portfolio management and trading. The Board observed that the investment research team conducted deep, disciplined due diligence on each potential investment and monitored existing credit investments to identify, manage and mitigate risk. It noted that CIFC’s investment team was organized along industry sectors with analysts having specific expertise in the industry they covered. The Board reviewed CIFC’s process for monitoring compliance with CIFC Floating Rate’s investment limitations, which included hardcoding investment restrictions into CIFC’s portfolio management system. The Board discussed that CIFC ensured best execution of its broker-dealers with a review and approval process overseen by the chief information officer or chief operating officer. The Board noted that CIFC had no material compliance issues since the sub-advisory agreement’s approval and reported no material litigation or administrative actions, or any pending regulatory inquiries. After further discussion, the Board concluded that CIFC had the potential to continue providing high quality service to CIFC Floating Rate.

Performance. The Board recognized that CIFC Floating Rate outperformed its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index across all periods. The Board discussed that CIFC Floating Rate’s performance benefitted from security selection and exposure to high-yield bonds in the portfolio. After discussion, the Board concluded that the performance of CIFC Floating Rate was acceptable.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for CIFC Floating Rate and that 50% of CIFC Floating Rate’s net advisory fee was paid by the advisor to CIFC. The Board recognized that CIFC’s sub-advisory fee for CIFC Floating Rate was comparable to the fee CIFC charged to its other clients. The Board discussed the allocation of fees between the

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

advisor and CIFC relative to their respective duties and other factors and agreed the allocation for CIFC Floating Rate was appropriate. The Board concluded that the sub-advisory fee received by CIFC for managing CIFC Floating Rate was not unreasonable.

Profitability. The Board remarked that CIFC earned a reasonable profit from sub-advising CIFC Floating Rate. After further discussion, the Board determined that CIFC’s profit in connection with CIFC Floating Rate was not excessive.

Economies of Scale. The Board considered whether CIFC had realized economies of scale with respect to the sub-advisory services provided to CIFC Floating Rate. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of CIFC Floating Rate, it was unlikely that CIFC was benefitting from any economies of scale that warranted a change in the total advisory total fee of the sub-advisory fee.

Conclusion. Having requested and received such information from CIFC as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between the Catalyst and CIFC, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of CIFC Floating Rate and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 6,-7, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and together with MAP Global Equity, the “MAP Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board was based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, the investment performance of the MAP Funds, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board discussed that MAP’s investment team had worked together for nearly 25 years and that MAP attributed its performance and longevity to the passion and commitment of its team. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board observed there were no material litigation, compliance issues, or regulatory examinations reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but had outperformed them since inception. The Board noted that MAP Global Balanced had underperformed the MSCI ACWI Gross Index across all periods. The Board considered that the advisor attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. A representative of the advisor noted that despite the continued

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

underperformance MAP Global Balanced since the outbreak of COVID-19, he remained confident in the long-term potential MAP Global Balanced.

MAP Global Equity—The Board recognized that MAP Global Equity underperformed its peer group, Morningstar category and benchmark MSCI ACWI Gross Index across the 1-year, 3-year, 5- year and since inception periods. The Board discussed that the advisor attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. The Board noted that this affected MAP Global Equity’s performance across all periods after reporting an outperformance in the previous year. A representative of the advisor remarked that MAP Global Equity’s underperformance had continued since the outbreak of COVID-19 but expressed confidence in the long-term potential of MAP Global Equity’s strategy.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net advisory fee was paid to MAP. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was lower than the fees MAP charged to its other accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising MAP Global Balanced at a loss and earning a modest profit from sub-advising MAP Global Equity. The Board concluded that excessive profitability was not an issue for MAP with respect to either MAP Fund at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub- Advisory Agreement was in the best interests of each MAP Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, LLC with respect to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund.

In connection with a meeting held on May 6-7, , 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SMH Capital Advisors, LLC (“SMHCA”), with respect to Catalyst/SMH High Income Fund (“SMH High Income”) and Catalyst/SMH Total Return Fund (“SMH Total Return” and together with SMH High Income, the “SMH Funds”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed SMHCA’s responses to a series of questions regarding, among other things, the investment performance of the SMH Funds, SMHCA’s services provided to the SMH Funds, comparative fee and expense information, and SMHCA’s profitability from managing the SMH Funds.

Nature, Extent and Quality of Services. The Board acknowledged the 23-year history of SMHCA and the experience of SMHCA’s key personnel. The Board noted that SMHCA provided research, portfolio modeling and execution for the SMH Funds. The Board reviewed the processes through which SMHCA made investment decisions and its policies for mitigating potential risks, including its use of trading and portfolio management software to keep each SMH Fund’s limitations and allocations in compliance with the respective Fund’s investment strategy. The Board observed that the SMH Funds’ portfolio holdings were continuously reviewed on an ad hoc basis and were formally reviewed at least annually by the chief compliance officer to ensure compliance with investment restrictions and guidelines set forth in the Funds’ prospectus. The Board commented that SMHCA directed buy and sell orders to brokers that provided best execution. The Board concluded that SMHCA had the ability to continue providing high quality service to each SMH Fund.

Performance. The Board reviewed the performance of each SMH Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each SMH Fund was acceptable.

SMH High Income—The Board discussed that SMH High Income outperformed its Morningstar category over the 1-year and 3-year periods and its peer group over the 3-year period. The Board observed that the SMH High Income’s concentrated portfolio meant SMH High Income would often be over or underweight industry allocations relative to the peer group, Morningstar category and BofA Merrill Lynch U.S. Cash Pay High Yield Index. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income’s 5-year and 10-year

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

returns. A representative of the advisor noted that SMH High Income was within 2% of its benchmark year-to-date.

SMH Total Return—The Board noted that SMH Total Return outperformed its Morningstar category over the 1-year period and its peer group over the 1-year and 3-year periods. The Board remarked that SMH Total Return trailed, but was in-line with, the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period. The Board noted that SMH Total Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. A representative of the advisor remarked that SMH Total Return continued to underperform for the year-to-date due to forced margin calls and liquidations in the REITs space.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for each SMH Fund and that 50% of each SMH Fund’s net advisory fee was paid by the advisor to SMHCA. The Board recognized that SMHCA’s sub-advisory fee for each SMH Fund was comparable to, or lower than, the fees SMHCA charged to its other clients. The Board discussed the allocation of fees between the advisor and SMHCA relative to their respective duties and other factors and agreed the allocation for each SMH Fund was appropriate. The Board concluded that the sub-advisory fee received by SMHCA for each SMH Fund was not unreasonable.

Profitability. The Board commented that SMHCA earned a modest profit from sub-advising each of the SMH Funds. The Board concluded that SMHCA’s profitability for each SMH Fund was not excessive.

Economies of Scale. The Board considered whether SMHCA had realized economies of scale with respect to the sub-advisory services provided to each SMH Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each SMH Fund, it was unlikely that SMHCA was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from SMHCA as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between the advisor and SMHCA, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each SMH Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601, San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	39	Variable Insurance Trust since 2010
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFundServices LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/20) and held for the entire period through 6/30/20.

Actual Expenses

The “Actual” columns of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/20	Value 6/30/20	During Period *	Value 6/30/20	During Period *

Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,009.00	$5.00	$1,019.89	$5.02
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,005.00	8.72	1,016.16	8.77
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	1,009.60	3.75	1,021.13	3.77
Catalyst Enhanced Income Strategy Fund - Class A	1.75%	1,000.00	1,015.20	8.77	1,016.16	8.77
Catalyst Enhanced Income Strategy Fund - Class C	2.50%	1,000.00	1,010.80	12.50	1,012.43	12.51
Catalyst Enhanced Income Strategy Fund - Class I	1.50%	1,000.00	1,016.30	7.52	1,017.40	7.52
Catalyst/MAP Global Balanced Fund - Class A	1.22%	1,000.00	936.50	5.87	1,018.80	6.12
Catalyst/MAP Global Balanced Fund - Class C	1.97%	1,000.00	933.20	9.47	1,015.07	9.87
Catalyst/MAP Global Balanced Fund - Class I	0.97%	1,000.00	937.80	4.67	1,020.04	4.87
Catalyst/CIFC Floating Rate Income Fund - Class A	1.15%	1,000.00	966.50	5.62	1,019.14	5.77
Catalyst/CIFC Floating Rate Income Fund - Class C	1.90%	1,000.00	962.80	9.27	1,015.42	9.52
Catalyst/CIFC Floating Rate Income Fund - Class I	0.90%	1,000.00	967.80	4.40	1,020.39	4.52
Catalyst/SMH High Income Fund - Class A	1.48%	1,000.00	954.60	7.19	1,017.50	7.42
Catalyst/SMH High Income Fund - Class C	2.23%	1,000.00	951.00	10.82	1,013.77	11.17
Catalyst/SMH High Income Fund - Class I	1.23%	1,000.00	955.80	5.98	1,018.75	6.17
Catalyst/SMH Total Return Income Fund - Class A	1.58%	1,000.00	876.90	7.37	1,017.01	7.92
Catalyst/SMH Total Return Income Fund - Class C	2.33%	1,000.00	871.40	10.84	1,013.28	11.66
Catalyst/SMH Total Return Income Fund - Class I	1.33%	1,000.00	877.80	6.21	1,018.25	6.67
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.58%	1,000.00	1,041.00	8.02	1,017.01	7.92
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.33%	1,000.00	1,037.70	11.80	1,013.28	11.66
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.33%	1,000.00	1,042.20	6.75	1,018.25	6.67

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
Catalyst Insider Income	12,250	12,250
Catalyst/MAP Global Balanced Fund	12,750	12,750
Catalyst/CIFC Floating Rate Income Fund	12,250	12,250
Catalyst/SMH High Income Fund	12,250	12,250
Catalyst/SMH Total Return Income Fund	12,250	12,250
Catalyst/Stone Beach Income Opportunity Fund	15,000	12,500
Catalyst Enhanced Income Strategy Fund	12,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/CIFC Floating Rate Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000
Catalyst Enhanced Income Strategy Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019, and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi_________
President
Date: September 04, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi__________
President
Date: September 04, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff__________
Treasurer
Date: September 04, 2020